UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602




                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                     Date of reporting period: December 31, 2004

Item 1.  Reports to Stockholders




                              The Preferred Group got its start in 1992. That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

                              Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

                              The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio.

                              And when it comes to investing for the future, diversification is a great place to start.

                                Semiannual Report
                          December 31, 2004 (unaudited)

                              Table of Contents

                               1    Performance Data
                               2    Our Message to You
                               4    Funds & Investment Objectives
                               5    Performance Information & Benchmarks
                               6    Investment Reviews
                              26    Fund Expenses
                              28    Statements of Assets & Liabilities
                              30    Statements of Operations
                              32    Statements of Changes in Net Assets
                              36    Financial Highlights
                              40    Schedules of Investments
                              68    Notes to Financial Statements

                                     [LOGO](R)
                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                       411 Hamilton Boulevard, Suite 1200
                           Peoria, Illinois 61602-3106

                             www.PreferredGroup.com

Performance Data  Six Months Ended 12/31/04 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                   Capital
                               Beginning     Ending               7-Day    30-Day    Income         Gains
                                  NAV          NAV       Total   Current  Current   Dividends   Distributions
Preferred Fund                (per share)  (per share)  Return*   Yield     Yield  (per share)   (per share)
-------------------------------------------------------------------------------------------------------------
International Growth            $  7.64      $  8.63    12.96%+     --       --         --            --

International Value               14.99        16.41    14.27++     --       --     $ 0.17        $ 0.53

Small Cap Growth                   8.76         9.34     6.62       --       --         --            --

Mid Cap Growth                     9.95        10.72     7.74       --       --         --            --

Large Cap Growth                  11.45        12.09     5.61       --       --         --^^          --

Value                             16.43        16.10     7.44       --       --       0.11          1.41

Asset Allocation                  12.69        13.28     7.23       --       --       0.11          0.21

Fixed Income                      10.71        10.90     5.46       --     3.17%      0.18          0.21

S.T. Government Securities         9.80         9.80     1.18       --     2.73       0.12            --

Money Market+++                    1.00         1.00     0.61     1.84%    1.74       0.01            --
-------------------------------------------------------------------------------------------------------------

  * Total return includes reinvestment of dividends and capital gains distributions.

  + The fund's performance would have been lower if a portion of t he management fee (0.15%) had not been waived beginning September 1, 2004.

 ++ The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

+++ An investment in the Preferred Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The 7-day and 30-day current yield are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

 ^^   Distribution represents less than $0.01 per share.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted in this semiannual report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to most recent month-end, please call 1-800-662-4769 or visit www.PreferredGroup.com.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Our Message To You December 31, 2004 (unaudited)

Dear Fellow Preferred Group
Shareholders,

David L. Bomberger, CFA
President
Caterpillar Investment
Management Ltd.

I am pleased to present you with the Preferred Group's semiannual report for the six months ended December 31, 2004. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the subadvisers.

Economic Commentary After the tumultuous events of 2004, it comes as no surprise consumers ended the year by being somewhat timid about their own personal affairs while paying close attention to world events. The most notable news, both economically and emotionally, was the tragic tsunami that swept across Asia, resulting in a general outpouring of compassion from the entire world. All the while, consumers kept the economy moving along amidst a record-low U.S. dollar compared to the euro. The U.S. and most world economies continued to grow and expand, while inflation remained under control in spite of surging crude oil prices that left consumers frazzled at the pump.

On the economic front, markets remained sluggish (but still active) as reports detailed that real Gross Domestic Product (GDP) grew as U.S. economic activity advanced. Technology was an area of weakness in market activity throughout much of the past six-month period, with the health care, consumer staples and energy sectors providing strong upward movements.

At the end of December, the housing market remained firm and the unemployment rate crept lower. Corporate profits have yet to report the dramatic return most investors want to see at this point in the business cycle, as some manufacturers are seemingly affected by higher commodity prices.

Market Commentary This past year was marked with slow and steady growth. The financial markets reflected this with long-term interest rates that changed little from the end of 2003, and short-term interest rates up over 125 basis points (1.25%; 1 basis point equals 0.01%), reflecting the U.S. Federal Reserve Board's efforts to increase interest rates at a gradual pace. Bonds continued their recent trend of positive total returns, as evidenced by the Lehman Brothers Aggregate Index, which produced a 4.18% return for the six-month period ending December 31, 2004. Bonds have also produced positive annualized returns over the past 2 years (+4.22%), 3 years (+6.20%), and 5 years (+7.71%). Bonds have outperformed large-cap equities for both the past 3-year and 5-year periods.

Stock market activity somewhat mirrored the slow growth pace of the rest of the marketplace, tempered by continued concerns about the overall economic and political environment surrounding worldwide economic growth, inflation, terrorism, the war in Iraq and oil prices. Until November, there was the added consumer concern regarding the U.S. presidential election.

In stocks, the S&P 500 Index, a common measure of large-cap activity, posted a 7.19% return for the six-month period ending December 31, 2004. Mid caps, as measured by the Russell Midcap(R) Index, came in with a 12.70% return and small caps, as measured by the Russell 2000(R) Index, ended up with a 10.83% return for the six-month period. Domestically, value-style investing led growth-style investing in the second half of 2004, with the Russell 3000(R) Value Index returning 12.19%, compared to a return of 3.86% for the Russell 3000(R) Growth Index. Overseas stocks, measured by the MSCI EAFE Index, grew at a 15.10% rate over the past six months.

Preferred Group Highlights During the past six months, the Preferred Group announced two important fund changes.

McKinley Capital Management, Inc. (McKinley) was selected to manage the Preferred International Growth Fund, formerly managed by Marvin and Palmer Associates, Inc. McKinley assumed subadvisory responsibility for the fund on September 1, 2004.

The Preferred Group announced the closing of the Preferred International Value Fund to new investors on October 29, 2004. After conversations with Mercator Asset Management Ltd., subadviser of the fund, we determined that closing this fund was in the best interests of our current shareholders. For current investors, as long as you had assets in the fund on its closing date, you may continue, and add to, your investment in the fund for so long as you continue to own shares of the fund.

As we buckle down and enter 2005 with a renewed sense of energy, we believe that one of the best lines of defense against wide market swings is diversification. This is a core value felt at every level of Caterpillar Investment Management Ltd. From our Peoria-based employees to our investment professionals spanning the globe, we have a shared belief that a balanced investment strategy will serve investors well over the long term.

Looking into the oncoming year, our goal is to help you achieve your long-term investment goals. We are thankful for your trust and support as we continue to investigate and promote the progress of each of the funds.

Sincerely,

/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Funds & Investment Objectives December 31, 2004 (unaudited)

Funds & Investment Objectives

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.
--------------------------------------------------------------------------------

Performance Information

Economic commentary The portfolio manager economic commentaries in this report provide insight from each respective fund manager in an effort to help you examine your fund.

The views expressed therein are those of the portfolio managers and are current only through December 31, 2004. Such commentary does not necessarily represent the views of Caterpillar Investment Management Ltd. or the Board of Trustees. Any such views are subject to change at any time based upon market and/or other conditions and Caterpillar Investment Management Ltd. and the Preferred Group disclaim any responsibility to update such views. The economic commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual total return and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year.

For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter-- in this case, December 31, 2004. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment A line chart illustrates the value of a $10,000 investment during the 10 years ended December 31, 2004, or from the fund's inception date to December 31, 2004, whichever time period is shorter.

Benchmarks

What are they and what do they tell me? Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

================================================================================
Benchmarks
================================================================================
Preferred International Growth Fund     MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred International Value Fund      MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund         Russell 2000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund           Russell Midcap(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund         S&P 500 Index
                                        Russell 1000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Value Fund                    S&P 500 Index
                                        Russell 1000(R) Value Index**
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund         S&P 500 Index
                                        65/30/5 Blended Index***
--------------------------------------------------------------------------------
Preferred Fixed Income Fund             Lehman Brothers Aggregate Index
--------------------------------------------------------------------------------
Preferred Short-Term Government         Merrill Lynch 1-3 Year Treasury Index
  Securities Fund
--------------------------------------------------------------------------------
Preferred Money Market Fund             Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

  * MSCI EAFE index consisting of Morgan Stanley Capital International Europe, Australia, and Far East.

 ** Russell 2000(R) Growth Index, Russell Midcap(R) Growth Index, Russell 1000(R) Growth Index and Russell 1000(R) Value Index are trademarks of the Frank Russell Company.

*** Blended index consisting of 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Robert B. Gillam
President & Chief Executive Officer
McKinley Capital Management, Inc.

Last Five Years' Experience: Founder and director at McKinley Capital Management. Robert has managed the Preferred International Growth Fund since September 1, 2004.

David F. Marvin, CFA
Chairman, Chief Executive Officer,
Director, Portfolio Manager
and Principal
Marvin and Palmer Associates, Inc.

Last Five Years' Experience: Portfolio Manager at Marvin and Palmer Associates, Inc. David managed the Preferred International Growth Fund from April 2, 2001 to August 31, 2004.

Economic Commentary For the six months ended December 31, 2004, the Preferred International Growth Fund returned 12.96%, versus a 15.10% return for the MSCI EAFE Index. Since its inception, the fund has declined at an average annual rate of -3.85%, versus an average annual gain of 7.09% for the benchmark.

NOTE: McKinley Capital Management, Inc. assumed subadvisory responsibility for the fund on September 1, 2004. Commentary for the period is provided first by McKinley Capital Management, Inc., followed by Marvin and Palmer Associates, Inc., the fund's previous subadviser.
--------------------------------------------------------------------------------

In 2004, nearly all equity markets reported positive returns for the year, with several markets such as Norway, Brazil, Belgium and South Africa reporting returns in excess of 40%. This is in contrast to U.S. markets, which posted returns that were significantly less robust. The U.S. dollar remained weak relative to major currencies and was a contributing factor to U.S. markets underperforming relative to non-U.S. markets. We believe the weakened U.S. dollar helped benefit large multi-national U.S. companies, as well as the returns of non-U.S. equities and companies who produce in the U.S. and sell abroad, including various positions held in the fund, thus adding to overall fund performance for the period. Due to these economic and market conditions, value continued to outperform growth for the fourth consecutive year, although growth showed signs of a recovery in the fourth quarter. We believe that growth and value cycles have historically rotated every three to four years, and fourth-quarter performance may indicate that markets are nearing the end of the value cycle.

The fund's investment process takes a country- and sector-balanced approach, leading to modest over- or underweight positions. On a country basis, our stock selection in the United Kingdom provided the highest relative returns, followed by France, Ireland and Norway. Exposure to Canada detracted from relative performance.

We seek companies that meet our investment methodology of positive risk-adjusted relative returns and accelerating earnings growth rates. In an appreciating market environment, economically sensitive stocks have historically outperformed the market. This pattern held true with our holdings in the energy, consumer discretionary and industrials sectors, where positive accelerating earnings growth rates led to excess returns for the fund, while the fund's holdings in health care underperformed the market.

On a country basis, the fund maintained an underweight position in the United Kingdom and Japan for this period. We believe that our bottom-up stock selection methodology identified a high number of candidates with accelerating earnings growth rates in Norway and Ireland, and as a result, we held an overweight position in these countries which led to positive overall fund performance.

                                             --McKinley Capital Management, Inc.
--------------------------------------------------------------------------------

International equity markets were mixed during the two-month period ended August 30, 2004, finishing down 1% in local currency terms. Markets overall were characterized by low volumes for this period. Currencies were also mixed versus the U.S. dollar, with the euro gaining 2%, the Japanese yen declining 1%, and the currencies of Canada and Australia gaining 6% and 4%, respectively, on the rebound in commodity prices. Europe outperformed Asia for the second consecutive quarter.

Economic conditions resulted in international equity markets that were also mixed during the period with concerns over rising oil prices and a peaking of global growth weighing on the market at the beginning of the quarter and low interest rates and rising commodity prices impacting the latter half. With the exception of technology, where inventory overhang and slowing orders hurt sentiment, and consumer staples, which cited higher raw material costs, corporate profit outlook remained robust and positively affected fund's overall performance. Announcements of stock buybacks and increased capital expenditures appear to evidence that the strong earnings recovery of the last two years improved corporate balance sheets and may have given management confidence to utilize the growing cash flow being generated.

The peaking of global growth was also an issue in the period. A disappointing gross domestic product report in Japan was a key catalyst, resulting in the Japanese equity market being the fund's poorest performer in the quarter. While corporate profitability remained strong, spending by both the consumer and corporates was lackluster as fears of a Chinese slowdown weighed on sentiment. In spite of this, global growth remains at its strongest level in 30 years. Global interest rates actually declined in the period as the battle between inflation and deflation continued to be a concern. It is believed that low interest rates are good for the global economy as corporations, governments and consumers are better able to handle debt burdens.

                                              --Marvin & Palmer Associates, Inc.

Performance The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted. An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures. There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                         PAST     PAST       PAST       SINCE
                                       1 YEAR    5 YEARS   10 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Growth Fund**                          13.11%      N/A       N/A       -3.85%
--------------------------------------------------------------------------------
MSCI EAFE Index                        20.70%      N/A       N/A        7.09%
--------------------------------------------------------------------------------

 *    April 2, 2001

** The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.


A $10,000 Investment Since Inception

 [The following table was represented by a line graph in the printed material.]

                 Preferred International   MSCI EAFE
                       Growth Fund           Index

      4/2/2001             10000             10000
     6/30/2001              9700              9913
    12/31/2001              8340              9127
     6/30/2002           7879.99              9000
    12/31/2002              6280              7698
     6/30/2003              6390              8455
    12/31/2003              7630             10711
     6/30/2004           7639.86             11231
    12/31/2004              8630             12927

--------------------------------------------------------------------------------
Country Allocation
as of December 31, 2004
--------------------------------------------------------------------------------
Country                                                   % of Net Assets
Japan                                                         15.09%
United Kingdom                                                14.15%
France                                                        10.67%
Germany                                                        7.38%
Spain                                                          7.26%
Switzerland                                                    5.95%
Norway                                                         5.46%
Australia                                                      4.63%
Ireland                                                        4.12%
Sweden                                                         2.71%
Hong Kong                                                      2.67%
Belgium                                                        2.48%
United States                                                  2.34%
Mexico                                                         2.23%
Denmark                                                        1.91%
South Africa                                                   1.58%
New Zealand                                                    1.43%
Canada                                                         1.39%
South Korea                                                    1.31%
Italy                                                          1.07%
Finland                                                        0.29%
Other*                                                         3.88%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Peter F. Spano, CFA
President: PXS Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President: JXC Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

Economic Commentary For the six months ended December 31, 2004, the Preferred International Value Fund returned 14.27%, versus a 15.10% return for the MSCI EAFE Index. Over the past 10 years, the fund has grown at an average annual rate of 9.94%, versus 5.94% for the benchmark.

World equity markets moved higher over the six-month period ended December 31, 2004, despite the loss of momentum in the global economy. It appears investors had already discounted this highly heralded slowdown. Major events that affected overall fund performance included a significant spike in the price of oil, modest rises in interest rates, a peak in earnings estimates, a fall in the U.S. dollar and political elections. Returns, however, were quite good as stock markets broke out of their narrow trading ranges and rallied strongly. We feel that the catastrophic tsunami that struck in the Indian Ocean, while horrifying with its loss of life, should not have a major impact on the region's economies. It has been a challenging time for value investors, as we believe stocks are generally fairly valued and great opportunities are not abundant. There are times when our valuation work identifies stocks in particular industries or countries that are inexpensive; that is, however, currently not the case.

Currencies played a big part in overall returns with the euro gaining 11.7%, the Swiss franc gaining 10.1% and the yen gaining 6.5%, each versus the U.S. dollar. We anticipate that international stocks will take a breather after this strong upward move.

The fund's performance was helped by solid returns from Lend Lease (Australia, 2.1% of net assets), Petroleo Brasileiro (Brazil, 2.1% of net assets), Adidas-Salomon (Germany, 2.1% of net assets), BBV Argentaria (Spain, 2.4% of net assets) and Saipem (Italy, 1.7% of net assets). Stocks that detracted from the fund's performance were Kyocera (Japan, 2.0% of net assets), Nestle (Switzerland, 1.8% of net assets), Carrefour (France, 1.8% of net assets), Pearson (United Kingdom, 2.1% of net assets) and Sompo Japan Insurance (1.0% of net assets).

We eliminated holdings in Akzo (Netherlands), Valeo (France) and Korea Electric Power based on what we perceived to be deteriorating fundamentals. A number of positions were reduced based on high valuations. Two new stocks were added to the portfolio: VNU (Netherlands, 2.2% of net assets) and Kingfisher (United Kingdom, 2.2% of net assets).

                                               --Mercator Asset Management, L.P.

Performance The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred International
Value Fund*                     19.61%           5.01%            9.94%
--------------------------------------------------------------------------------
MSCI EAFE Index                 20.70%          -0.80%            5.94%
--------------------------------------------------------------------------------

* The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                 Preferred International
                       Value Fund          MSCI EAFE Index

    12/31/1994            10000                 10000
     6/30/1995          10569.9                 10276
    12/31/1995            10993                 11156
     6/30/1996          12017.7                 11676
    12/31/1996            12877                 11863
     6/30/1997          14721.9                 13211
    12/31/1997            13750                 12011
     6/30/1998            15778                 14054
    12/31/1998            15207                 14659
     6/30/1999            16916                 15167
    12/31/1999            20204                 18547
     6/30/2000            19309                 17815
    12/31/2000            19252                 15960
     6/30/2001            18245                 13661
    12/31/2001            16789                 12575
     6/30/2002            18108                 12403
    12/31/2002            15511                 10608
     6/30/2003            16704                 11651
    12/31/2003            21567                 14760
     6/30/2004            22576                 15478
    12/31/2004            25798                 17815

--------------------------------------------------------------------------------
Country Allocation
as of December 31, 2004
--------------------------------------------------------------------------------
Country                                                    % of Net Assets
United Kingdom                                                 18.12%
Japan                                                          15.01%
Switzerland                                                     8.82%
Spain                                                           7.72%
Netherlands                                                     7.44%
Germany                                                         6.47%
France                                                          5.66%
Sweden                                                          4.27%
Italy                                                           4.04%
Singapore                                                       2.99%
Canada                                                          2.68%
Portugal                                                        2.48%
Mexico                                                          2.19%
Brazil                                                          2.15%
Australia                                                       2.06%
China                                                           2.00%
Finland                                                         1.92%
Other *                                                         3.98%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

William C. McVail, CFA
(leads an investment committee)
Senior Equity Portfolio Manager
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner. Bill has managed the Preferred Small Cap Growth Fund since January 2000.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Small Cap Growth fund grew 6.62%, versus growth of 8.16% in the Russell 2000(R) Growth Index. Since its inception, the fund has grown at an average annual rate of 1.32%, versus 5.35% for the benchmark.

The fund's stock selection was good early in the period, with most of our sector positions outperforming their corresponding index sectors, but then deteriorated sharply. The deterioration in stock selection was largely responsible for the fund's underperformance during the period.

Altogether, for the entire six-month period, holdings in the computer-software, electrical and electronics, telecommunications, and utilities and power industries provided the most extra return; those industries amounted to a 31% weighting. Individual holdings that were winners in those industries included F5 Networks (1.4% of net assets), Synaptics (0.7% of net assets), Silicon Image (0.9% of net assets), Southwestern Energy (0.6% of net assets) and UbiquiTel (0.6% of net assets). Cogent Systems, Tibco Software and Commonwealth Telephone Enterprises, which were standouts in these sectors, were eliminated in the period.

Major positions in the discount and fashion retailing, health care, manufacturing, publishing and broadcasting and service industries detracted the most from the fund's results. Our 19% weighting in health care stocks diminished results the most. Poor relative performers included Magellan Health Services (0.6% of net assets), Pharmion (0.7% of net assets) and ResMed (1.2% of net assets). Martek Biosciences, Accredo Health, Align Technology and Digene were sold out of the fund due to poor relative performance.

                                              --Turner Investment Partners, Inc.

Performance The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies included in the Russell 2000(R) Index (the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization) with higher price-to-book ratios and higher forecasted growth values.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                       PAST       PAST       PAST      SINCE
                                      1 YEAR     5 YEARS   10 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap
Growth Fund*                          11.86%     -4.44%      N/A        1.32%+
--------------------------------------------------------------------------------
Russell 2000(R)
Growth Index                          14.31%     -3.57%      N/A        5.35%
--------------------------------------------------------------------------------

*     November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

A $10,000 Investment Since Inception

 [The following table was represented by a line graph in the printed material.]

                   Preferred Small Cap      Russell 2000(R)
                       Growth Fund          Growth Index

     11/1/1995             10000                 10000
    12/31/1995             10506               10672.8
     6/30/1996             11267               11945.7
    12/31/1996             12653                 11875
     6/30/1997             14534               12494.7
    12/31/1997             16629                 13412
     6/30/1998             17942               14142.9
    12/31/1998           15834.6               13576.1
     6/30/1999           14521.1                 15317
    12/31/1999           14156.3                 19428
     6/30/2000             15278                 19666
    12/31/2000           11776.8                 15070
     6/30/2001           10290.8                 15076
    12/31/2001           9433.23                 13678
     6/30/2002           7512.76                 11306
    12/31/2002           6341.16                  9540
     6/30/2003           7838.89                 11384
    12/31/2003           10084.6                 14171
     6/30/2004           10579.8                 14976
    12/31/2004             11280                 16198

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                     % of Net Assets
Health Care                                                    19.39%
Electrical & Electronics                                       11.53%
Service Industries                                             10.17%
Computer Software                                               9.93%
Discount & Fashion Retailing                                    5.61%
Telecommunications                                              5.10%
Leisure Time Industries                                         4.97%
Finance                                                         4.72%
Utilities & Power                                               4.72%
Banks                                                           3.23%
Metals & Minings                                                2.84%
Manufacturing                                                   2.81%
Publishing & Broadcasting                                       2.66%
Transportation                                                  2.28%
Chemicals                                                       1.76%
Consumer Products                                               1.72%
Aerospace                                                       1.71%
Housing & Real Estate                                           1.43%
Insurance                                                       1.00%
Other *                                                         2.42%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Christopher K. McHugh
(leads an investment committee)
Senior Portfolio Manager,
Security Analyst
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Mid Cap Growth Fund grew 7.74%, versus growth of 9.01% in the Russell Midcap(R) Growth Index. Since its inception, the fund has grown at an average annual rate of 4.19%, versus a return of 6.70% for the benchmark.

A stock market psychology that was negative, risk averse and unmindful to earnings fundamentals worked to the disadvantage of the fund in the first half of the period. We believe that central to the fund's lagging performance was a disconnect between the fundamentals of the companies owned by the fund and the performance of the shares of those companies. Such a disconnect appears to indicate to us that valuations, rather than fundamentals, were all-important. Value stocks markedly outperformed growth stocks. Meanwhile, we believe that the fundamentals of the companies owned by the fund were remarkably strong. Regardless, the strong prospective earnings power we perceived failed to translate into favorable results.

Market psychology appears to us to have changed dramatically for the better in the second half of the period. Earlier in the period, investors appeared to have been notably fretful about several issues, including, among other things, the war on terrorism, the rise in oil prices, the hike in short-term interest rates by the Federal Reserve, the uncertainty surrounding the outcome of the U.S. presidential race and mixed economic signals. As such matters stabilized and subsided, fundamentals appear to us to have regained their prominence in the minds of the investors and stocks of companies with strong prospective earnings power started performing well, eventually leading to strong relative returns. However, strong performance in the last quarter of 2004 wasn't enough to make up for the fund's performance shortfall during the first half of the period.

Altogether, for the entire six-month period, holdings in the discount and fashion retailing, leisure-time industries, and service industries segments provided the most extra return; those holdings amounted to a 27% weighting. Stocks in those segments that added the most value included Wynn Resorts (0.8% of net assets), MGM Mirage (1.0% of net assets), VeriSign (1.5% of net assets), Sirius Satellite (0.4% of net assets), Coach (1.8% of net assets), Marriott International (1.6% of net assets), Starwood Hotels & Resorts Worldwide (0.8% of net assets), Monster Worldwide (1.5% of net assets) and Urban Outfitters (0.7% of net assets). Another stellar performer, InfoSpace, was eliminated in the period.

Major positions in the health care, finance and manufacturing industries were largely responsible for the fund's underperformance. Our 19% weighting in health care stocks diminished results the most. Poor relative performers included WellPoint (1.5% of net assets), MGI Pharma (0.7% of net assets), MedImmune (0.5% of net assets), Genzyme (0.7% of net assets), INAMED (1.1% of net assets), Waters (0.9% of net assets) and Bausch & Lomb (1.0% of net assets). Omnicare, McKesson, Gen-Probe, Invitrogen, OSI Pharmaceuticals and Varian Medical Systems were sold out of the fund due to poor relative performance.

                                              --Turner Investment Partners, Inc.

Performance The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap(R) Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                       PAST       PAST       PAST      SINCE
                                      1 YEAR     5 YEARS   10 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap
Growth Fund                           11.09%        N/A      N/A         4.19%
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index                          15.48%        N/A      N/A         6.70%
--------------------------------------------------------------------------------

*  April 2, 2001

A $10,000 Investment Since Inception

 [The following table was represented by a line graph in the printed material.]

                    Preferred Mid Cap      Russell Midcap(R)
                       Growth Fund          Growth Index

      4/2/2001             10000                  10000
     6/30/2001             12420                11618.4
    12/31/2001           10663.6                10658.7
     6/30/2002           8226.23                8558.37
    12/31/2002           7116.34                7738.03
     6/30/2003           8541.82                 9188.2
    12/31/2003           10500.6                11043.5
     6/30/2004           10827.1                  11700
    12/31/2004             11665                  12752

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                       % of Net Assets
Health Care                                                      19.17%
Finance                                                           9.03%
Leisure Time Industries                                           8.64%
Electrical & Electronics                                          8.38%
Telecommunications                                                8.27%
Computer Software                                                 8.25%
Discount & Fashion Retailing                                      7.98%
Service Industries                                                7.27%
Manufacturing                                                     4.06%
Oil & Gas                                                         3.58%
Food                                                              3.16%
Banks                                                             2.42%
Transportation                                                    2.22%
Metals & Mining                                                   2.13%
Utilities & Power                                                 1.21%
Household Products                                                0.69%
Fuel                                                              0.49%
Consumer Products                                                 0.47%
Other *                                                           2.58%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Kathleen A. McCarragher
Executive Vice President,
Head of Growth Equity
Jennison Associates LLC

Last Five Years' Experience: Growth Equity Portfolio Manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

Economic Commentary For the six months ended December 31, 2004, the Preferred Large Cap Growth Fund returned 5.61%, versus a 3.47% return for the Russell 1000(R) Growth Index and 7.19% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 10.07%, versus 9.59% for the Russell 1000(R) Growth Index and 12.07% for the S&P 500 Index.

We believe that rising uncertainty about the presidential election and the rate of growth of both corporate profits and inflation were among chief concerns for investors near the beginning of the fiscal year. As these uncertainties dissipated and corporations delivered strong profits, the market reacted favorably, eventually posting a near double-digit gain for the second half of the period, similarly affecting the overall fund performance.

Within the fund, consumer discretionary holdings experienced the largest return, with our overweight and stock selection adding to performance. Starbucks (2.8% of net assets) and eBay (4.0% of net assets) were the most notable contributors.

Technology-related companies, which make up the largest weight in the portfolio, were strong contributors to absolute and relative returns. There was continued weakness in companies like Agilent (1.5% of net assets) and Intel, which we eliminated during the period due to below-average capital spending and excess inventories. However, certain companies did extremely well and more than offset this weakness. Apple (2.2% of net assets) was a stellar performer due to very strong consumer demand for its iPod and related products. Marvell (1.7% of net assets), a company that manufactures semiconductors for digital devices like the iPod, was one of the portfolio's strongest performing positions. Navteq (0.7% of net assets), a relatively new holding, also did well. The company makes maps for GPS systems and has 80% of the market in a business with high barriers to entry.

Our health care holdings enhanced relative returns due to stock selection. Biotechnology companies Amgen (2.0% of net assets) and Guidant, which we eliminated during the period, were standouts in this sector. An underweight in major pharmaceuticals, which performed poorly during the period due to downward revisions for each company's growth expectations, also helped relative returns. We continue to emphasize companies that we believe have strong product momentum and above-industry-average earnings growth.

Our stock selection in the fuel, finance and insurance sectors detracted from relative returns, although the only holding to stand out as particularly weak was American International Group (1.5% of net assets), whose pricing practices were being investigated by New York Attorney General Eliot Spitzer.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the benchmark S&P 500 Index and the Russell 1000(R) Growth Index.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000(R) Growth Index contains those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred Large Cap
Growth Fund                      8.55%           -7.91%           10.07%
--------------------------------------------------------------------------------
S&P 500 Index                   10.88%           -2.30%           12.07%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index     6.30%           -9.29%            9.59%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                   Preferred Large Cap      Russell 1000
                       Growth Fund          Growth Index      S&P 500 Index

    12/31/1994           10000                   10000             10000
     6/30/1995           12237                   12028             12018
    12/31/1995           12837                   13718             13748
     6/30/1996           14067                   15374             15150
    12/31/1996           15261                   16889             16921
     6/30/1997           18086                   20191             20386
    12/31/1997           20026                   22039             22544
     6/30/1998           24134                   26530             26543
    12/31/1998           27213                   30569             29025
     6/30/1999           31509                   33764             32577
    12/31/1999           39414                   40705             35114
     6/30/2000           40964                   42429             34963
    12/31/2000           32469                   31577             31915
     6/30/2001           28521                   27080             29777
    12/31/2001           26536                   25128             28128
     6/30/2002           21639                   19907             24420
    12/31/2002           18489                   18121             21906
     6/30/2003           20711                   20493             24484
    12/31/2003           24050                   23512             28191
     6/30/2004           24719                   24155             29161
    12/31/2004           26105                   24994             31258

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                    % of Net Assets
Health Care                                                     17.34%
Computer Software                                               11.98%
Service Industries                                              10.22%
Finance                                                         10.02%
Discount & Fashion Retailing                                     9.21%
Electrical & Electronics                                         8.29%
Telecommunications                                               6.63%
Consumer Products                                                6.32%
Office Equipment & Computers                                     6.11%
Fuel                                                             4.50%
Food                                                             3.93%
Insurance                                                        2.67%
Publishing & Broadcasting                                        2.03%
Other*                                                           0.75%

*   Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Management Team
Pacific Financial Research, Inc.
Investment Management

Pacific Financial Research (PFR) manages the fund using a team of investment professionals with an average tenure of more than 17 years.

Eli M. Salzmann
Partner, Director of
Large Cap Value Equity Management
Lord, Abbett & Co. LLC

Last Five Years' Experience: Portfolio manager at Lord, Abbett & Co. LLC. Eli has managed the Preferred Value Fund since April 1, 2004.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Value Fund grew 7.44%, versus growth of 7.19% for the S&P 500 Index and 12.08% for the Russell 1000(R) Value Index. Over the past 10 years, the fund has grown at an average annual rate of 11.91%, versus 12.07% for the S&P 500 Index and 13.83% for the Russell 1000(R) Value Index.

NOTE: Lord, Abbett & Co. LLC and Pacific Financial Research, Inc. each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). As of December 31, 2004, Lord Abbett managed 52.49% and PFR managed 47.51% of the fund. The information listed in each of the following commentaries is specific to each manager's portion of the fund.
--------------------------------------------------------------------------------

After slowing during a summer "soft patch," the U.S. economy regained some traction in the third quarter of 2004. Over much of the third quarter, however, stocks ignored the strength of the economy, finishing the quarter down slightly. We believe the key driver of stocks during most of the summer was the direction of oil prices, with stock prices falling as oil prices rose. The fund's performance was most significantly impacted from positive stock selection within the technology sector during the period. In particular, Apple (0.6% of net assets) has continued to benefit from success of new products and strong retail sales. Certain holdings within the transportation sector also benefited from strong earnings announcements during the period.

During the fourth quarter, the performance of equities seemed once again to hinge upon the cost of oil and a closely contested U.S. presidential race that generated a tremendous amount of uncertainty. Equities struggled under the weight of the declining U.S. dollar until a sudden drop in the price of oil and a spike in merger and acquisition activity rejuvenated investor sentiment and resulted in positive fund performance for the period.

Our large overweight within the health care sector detracted from the fund's relative performance over the past six months. Within the discount and fashion retailing sector, clothing retailer Gap (0.5% of net assets) fell on the company's announcement of a decline in quarterly profit. Additionally, we believe stock selection within the finance services sector hurt overall fund performance.

                                                         --Lord Abbett & Co. LLC
--------------------------------------------------------------------------------

For the six-month period ended December 31, 2004, we were significantly overweighted in the heath care sector, with those holdings underperforming the index's corresponding sector. Although we were disappointed with the performance of the health care sector, we continue to believe that the fund's pharmaceutical and hospital management holdings offer significant opportunities. We continue to be underweighted in the publishing and broadcasting sector which underperformed the benchmark as well. We think our holdings in that sector remain undervalued at current prices. Furthermore, the fund's finance holdings slightly underperformed the corresponding sector of the benchmark. The performance of this sector was weighed down by Marsh & McLennan (2.8% of net assets), after news of an investigation into the insurance industry by New York Attorney General Eliot Spitzer.

Although the fund's consumer products holdings performed in line with the benchmark, our significant overweight added value to the portfolio. Contributions to performance included UST and Altria Group (3.3% of net assets), while weakness was seen in Safeway (1.1% of net assets). We sold out of UST after the company's share price rose above our estimate of its intrinsic value and we added more Coca-Cola (1.5% of net assets) on price weakness. We have been disappointed with the performance of Safeway but we continue to believe the company remains undervalued.

El Paso Corporation (2.2% of net assets), a component of the fund's utility sector, added significantly to the fund's performance for the period. Robust natural gas prices and successful asset sales led to this holding's positive performance. A company providing information technology services, Electronic Data Systems (2.8% of net assets) performed well after management disclosed its core business was regaining some of its profitability. Conversely, avoiding integrated oils and materials and processing companies negatively impacted the performance of the portfolio. We continue to believe that companies within these sectors do not offer compelling opportunities at this time.

                                              --Pacific Financial Research, Inc.

Performance The following information illustrates the historical performance of the Preferred Value Fund compared with the benchmark S&P 500 Index and the Russell 1000(R) Value Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred Value Fund             9.64%           3.18%            11.91%
--------------------------------------------------------------------------------
S&P 500 Index                   10.88%          -2.30%            12.07%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index     16.49%           5.27%            13.83%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                       Preferred            Russell 1000
                       Value Fund           Value Index       S&P 500 Index

    12/31/1994           10000                 10000             10000
     6/30/1995           12262                 11932             12018
    12/31/1995           13775                 13836             13748
     6/30/1996           15270                 14871             15150
    12/31/1996           17262                 16830             16921
     6/30/1997           20250                 19806             20386
    12/31/1997           22098                 22751             22544
     6/30/1998           25618                 25517             26543
    12/31/1998           25278                 26307             29025
     6/30/1999           27306                 29693             32577
    12/31/1999           26336                 28240             35114
     6/30/2000           25888                 27045             34963
    12/31/2000           29191                 30221             31915
     6/30/2001           28937                 29840             29777
    12/31/2001           27009                 28532             28128
     6/30/2002           24685                 27169             24420
    12/31/2002           22653                 24102             21906
     6/30/2003           24139                 26891             24484
    12/31/2003           28087                 31340             28191
     6/30/2004           28663                 32572             29161
    12/31/2004           30798                 36510             31258

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                        % of Net Assets
Finance                                                           16.42%
Health Care                                                       13.92%
Food                                                               7.92%
Consumer Products                                                  7.25%
Manufacturing                                                      6.45%
Insurance                                                          4.65%
Fuel                                                               3.99%
Telecommunications                                                 3.95%
Publishing & Broadcasting                                          3.53%
Computer Software                                                  3.44%
Discount & Fashion Retailing                                       3.31%
Banks                                                              3.29%
Office Equipment & Computers                                       3.23%
Utilities & Power                                                  3.11%
Chemicals                                                          2.66%
Electrical & Electronics                                           2.22%
Transportation                                                     1.43%
Metals & Mining                                                    1.36%
Paper & Forest Products                                            1.30%
Leisure Time Industries                                            1.29%
Service Industries                                                 1.06%
Other *                                                            4.22%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Thomas B. Hazuka
Chief Investment Officer
Mellon Capital Management
Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

--------------------------------------------------------------------------------
Edgar E. Peters
Director of Asset Allocation,
Chief Investment Officer
PanAgora Asset Management, Inc.

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Asset Allocation Fund returned 7.23%. Comparatively, the S&P 500 Index grew 7.19%, and the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills, returned 7.16% for the period. Over the past 10 years, the fund has grown at an average annual rate of 10.55%, versus 12.07% for the S&P 500 Index and 11.32% for the blended benchmark.

NOTE: Mellon and PanAgora each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). As of December 31, 2004, Mellon managed 53.45% and PanAgora managed 46.55% of the fund. The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.
--------------------------------------------------------------------------------

Market conditions included strong U.S. economic growth during the period, which in turn drove the strong performance in U.S. equities. U.S. manufacturing expanded during each month of the period. The Purchasing Managers Index (PMI) of the Institute for Supply Management (ISM) fell slightly to 58.6 in December, versus 61.1 in June 2004. The service sector also continued to expand during the last six months. The ISM Index for non-manufacturing has remained above 50 for 34 of the last 35 months. New orders for durable goods rose 9.3% for the 12 months ended November 2004, versus a 7.4% rise for the 12 months ended November 2003. Year-over-year industrial production growth through November 2004 was 3.8%, up from 1.3% in November 2003. Capacity utilization rose to 78.7 in November, up from 77.8 at the end of the first half of 2004.

Our portion of the fund began the last six months with an overweight mix in equities of 80% stocks and 20% bonds. During the first half of the period, falling stock prices raised our expected return on stocks. Simultaneously, bond prices increased, lowering the expected return on bonds. The net effect of these changes was that the spread between the expected returns on stocks and bonds widened, prompting us to move out of bonds and into stocks. This asset allocation shift was implemented on August 17, 2004, and the resulting asset mix was shifted to 90% stocks and 10% bonds. As a result of the falling stock prices and the increasing bond prices, the fund's asset allocation strategies added to overall performance while options trading detracted from performance for the period.

During the six months ended December 31, 2004 and cumulatively for the calendar year, earnings forecast revisions for companies in the S&P 500 Index had a positive effect on our equity expected return forecast. At period end, our long-run equity expected return was approximately 10.0%, while yields on long corporate bonds were around 5.6%.

                                               --Mellon Capital Management Corp.
--------------------------------------------------------------------------------

We believe that in the end, 2004 was an average year for market returns.

The Federal Reserve Board decided at mid-year that negative real interest rates were no longer needed. As a result, the Federal Reserve began raising rates at a "measured" pace of 25 basis points per meeting (0.25%; 1 basis point equals 0.01%). Unlike other periods of rate hikes, however, the Federal Reserve still considers monetary policy "accommodative" even after five rate hikes because interest rates are still below neutral.

Despite the rise at the short end of the curve, yields at the long end of the yield curve ended up being slightly lower than earlier in the year. As a result, while the market rallied in November and December, it was not sufficient to overcome the underperformance of the fund during the months leading up to the U.S. presidential election. However, we believe the resulting lowered yield curve proved stimulative since mortgage rates and other long-term borrowing are set not by the Fed but by the market. We believe that the market sees a low risk of increased inflation and so has kept long rates steady.

The U.S. dollar continued to be a forefront issue in market activity for the period. While the MSCI EAFE Index outperformed the S&P 500 Index, local currency returns made up all of the outperformance.

Our portion of the fund underperformed for the calendar year as a significant overweight in equities in July and August turned out to be premature. We believe that the market ignored valuations, opting to worry instead about political issues. Allocations remained fairly stable over the second half of the year as stocks remained undervalued even as the year ended.

                                               --PanAgora Asset Management, Inc.

Performance The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with the S&P 500 Index and with a blended benchmark consisting of: 65%- S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred Asset
Allocation Fund                  9.26%           2.59%            10.55%
--------------------------------------------------------------------------------
S&P 500 Index                   10.88%          -2.30%            12.07%
--------------------------------------------------------------------------------
65/30/5 Blended Index            9.40%           1.99%            11.32%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                     Preferred Asset            65/30/5
                     Allocation Fund         Blended Index     S&P 500 Index

    12/31/1994           10000                   10000             10000
     6/30/1995           11800                   11864             12018
    12/31/1995           13279                   13381             13748
     6/30/1996           13951                   13975             15150
    12/31/1996           15294                   15329             16921
     6/30/1997           16882                   17468             20386
    12/31/1997           16493                   19370             22544
     6/30/1998           20568                   21982             26543
    12/31/1998           23497                   23923             29025
     6/30/1999           24104                   25335             32577
    12/31/1999           24003                   26476             35114
     6/30/2000           25454                   27179             34963
    12/31/2000           25576                   26467             31915
     6/30/2001           24148                   25378             29777
    12/31/2001           23669                   24895             28128
     6/30/2002           21747                   23071             24420
    12/31/2002           20153                   22411             21906
     6/30/2003           22389                   24585             24484
    12/31/2003           24959                   26709             28191
     6/30/2004           25433                   27269             29161
    12/31/2004           27262                   29220             31258

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Security Allocation                                         % of Net Assets
Common Stock                                                    45.28%
Commercial Paper                                                27.80%
Fixed Income                                                    16.92%
Other *                                                         10.00%
--------------------------------------------------------------------------------

* Repurchase Agreements, short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Management Team
Western Asset Management
Company Investment
Strategy Group

Western Asset Management
Company Limited Investment
Strategy Group

Economic Commentary For the six months ended December 31, 2004, the Preferred Fixed Income Fund grew 5.46%, versus growth of 4.18% for the benchmark Lehman Brothers Aggregate Index. Over the past 10 years, the fund grew at an average annual return of 7.43%, compared to 7.72% for the benchmark.

Stronger-than-expected economic activity, higher-than-expected inflation and a moderate tightening of monetary policy drove short- and intermediate-term yields substantially higher this year, while bond yields were steady to somewhat lower. As a result, the yield curve flattened significantly in the process. Non-U.S. fixed-income markets generally performed better and with substantially less volatility, due, in part, to slower growth and subdued inflation. Japanese interest rates were relatively stable, and deflationary pressures eased. The Bank of England raised its target interest rate four times during the period, while the European Central Bank remained on hold. Monetary conditions in the U.K. are now tight enough to have inverted both the nominal and real yield curves. Bolstered by a stronger economy and generally accommodative monetary policies, investment-grade spreads tightened, with spreads on lower-quality issuers and emerging market bonds narrowing significantly as yield-starved investors found each increasingly attractive against a backdrop of excellent economic and policy fundamentals. Despite higher short-term yields and a flatter curve, spreads on mortgage-backed issues tightened, and the mortgage-backed securities sector delivered good risk-adjusted performance overall. Treasury Inflation Protected Securities (TIPS) enjoyed strong performance as real yields declined relative to nominal yields, and inflation proved to be higher than expected.

During this period, our investment strategies produced generally positive results, leading to the outperformance of the fund compared to the benchmark. The biggest contributor to performance came from a moderate overweighting in the credit sector with an emphasis on longer-maturity BBB-rated bonds, high-yield bonds and emerging market debt, as these all benefited from tightening of spreads. Conversely, an overweight exposure to longer-maturity TIPS for most of the period also contributed to performance, thanks to lower real yields and higher-than-expected inflation. An underweight exposure to the mortgage-backed sector for most of the period detracted from performance as spreads tightened. Duration exposure was neutral to somewhat short for the period, and this detracted from performance since most yields rose by less than forward rates had anticipated. A barbelled exposure to maturities had a positive impact on performance, since the yield curve flattened. Non-dollar bond exposure made an important contribution to returns since non-dollar bonds generally outperformed their U.S. counterparts, and our decision to leave currency exposure largely unhedged benefited from a weaker U.S. dollar.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred Fixed
Income Fund                     5.93%            7.98%              7.43%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Index                 4.34%            7.71%              7.72%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                     Preferred Fixed         Lehman Bros.
                       Income Fund            Agg. Index

    12/31/1994           10000                  10000
     6/30/1995           11082                  11145
    12/31/1995           11765                  11847
     6/30/1996           11569                  11704
    12/31/1996           12116                  12278
     6/30/1997           12507                  12657
    12/31/1997           13140                  13463
     6/30/1998           13673                  13992
    12/31/1998           14059                  14632
     6/30/1999           13820                  14432
    12/31/1999           13952                  14512
     6/30/2000           14320                  15091
    12/31/2000           15425                  16199
     6/30/2001           15863                  16785
    12/31/2001           16536                  17567
     6/30/2002           17013                  18233
    12/31/2002           18099                  19368
     6/30/2003           19045                  20129
    12/31/2003           19336                  20163
     6/30/2004           19423                  20194
    12/31/2004           20484                  21038

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                        % of Net Assets
U.S. Treasury                                                     34.30%
U.S. Government Agency
  Mortgage-Backed Securities                                      11.67%
Foreign Government                                                 8.37%
Industrials                                                        8.31%
Utilities & Power                                                  5.37%
Collateralized Mortgage
  Obligations                                                      4.98%
Finance & Banking                                                  4.85%
Government Sponsored                                               3.93%
Telecommunications                                                 1.87%
Asset Backed                                                       1.30%
Other *                                                           15.05%
--------------------------------------------------------------------------------

*  Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Charles T. (C.T.)
Urban, III, CFA
Senior Portfolio Manager
Caterpillar Investment
Management Ltd.

Last Five Years' Experience: Senior Portfolio Manager at Caterpillar Investment Management, Ltd. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Short-Term Government Securities Fund gained 1.18%, versus growth of 0.98% in the Merrill Lynch 1-3 Year Treasury Index. Over the past 10 years, the fund grew at an average annual rate of 5.03%, versus average annual growth of 5.71% for the benchmark.

The period provided a unique opportunity for fixed-income investors. In the midst of the Federal Reserve Board continuing its measured path of raising the fed funds rate in the last half of 2004, short maturity rates rose while longer maturity rates actually fell. From a total return perspective, an investor was actually better off in long maturity securities at a time when the Fed was tightening. Other than Fed actions, two of the major drivers were the significant increase in oil prices and the reported massive buying of Treasury securities by some foreign central banks. This may have been an effort to protect their currencies or an investment for their swelling foreign currency reserves. Enhancing the market's volatility were the monthly releases of non-farm payroll employment. Overall, the economy added over 1 million jobs in the second half of the year, which we believe is indicative of a solidly growing economic environment. For the six-month period ended December 31, 2004, the 2-year Treasury note finished at 3.06%, up 46 basis points (0.46%; 1 basis point equals 0.01%), the 5-year finished at 3.61%, up 24 basis points, the 10-year moved to 4.22%, up 10 basis points and the 30-year finished at 4.83%, down 6 basis points.

During the period, the fund maintained a core concentration in agency debentures and added slightly to its mortgage-backed securities positions. A small percentage of the fund was invested in asset-backed securities. Treasuries continue to be used for liquidity, duration management and yield curve optimization. At the end of the period, the fund's duration was 1.45 years, versus 1.66 years for the benchmark. The sector breakdown for the period ending December 31, 2004, was 72% government-sponsored agency debentures, 10% government agency mortgage-related securities, 12% Treasury securities, 4% asset-backed securities, 1% corporate debentures and 1% cash equivalents.

These events led us to focus on core holdings of agencies. Despite the volatility of spreads due to a multitude of negative press reports, these holdings still provided positive excess return. Our duration management protocol also contributed to the positive performance for the period.

                                        --Caterpillar Investment Management Ltd.

Performance The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index is composed primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return
for periods ended December 31, 2004
--------------------------------------------------------------------------------
                                 PAST            PAST              PAST
                                1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Preferred Short-Term
Government Securities Fund       0.78%           4.68%             5.03%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Treasury Index                   0.91%           4.93%             5.71%
--------------------------------------------------------------------------------

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                  Preferred Short-Term
                     Gov. Sec. Fund        ML 1-3 Year Index

    12/31/1994          10000                   10000
     6/30/1995          10537                   10667
    12/31/1995          10908                   11100
     6/30/1996          11074                   11249
    12/31/1996          11421                   11653
     6/30/1997          11718                   11988
    12/31/1997          12127                   12428
     6/30/1998          12388                   12804
    12/31/1998          12704                   13298
     6/30/1999          12793                   13454
    12/31/1999          12997                   13705
     6/30/2000          13363                   14116
    12/31/2000          14059                   14801
     6/30/2001          14534                   15389
    12/31/2001          15079                   16030
     6/30/2002          15464                   16412
    12/31/2002          15994                   16952
     6/30/2003          16245                   17176
    12/31/2003          16228                   17277
     6/30/2004          16164                   17264
    12/31/2004          16355                   17430

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                % of Net Assets
Government Sponsored                                      71.49%
U.S. Treasury                                             12.30%
U.S. Government Agency
  Mortgage-Backed Securities                              10.37%
Asset Backed                                               3.19%
Finance & Banking                                          0.53%
Other *                                                    2.12%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds Investment Review December 31, 2004 (unaudited)

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income investments.

Mark Settles
Managing Director, Head of
Short Term Fixed Income,
Portfolio Manager
J.P. Morgan Investment
Management Inc.

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark has managed the Preferred Money Market Fund since January 1, 2000.

Economic Commentary For the six-month period ended December 31, 2004, the Preferred Money Market Fund grew 0.61%, versus growth of 0.56% in the Money Fund Report Average/All Taxable. Over the past 10 years, the fund grew at an average annual rate of 3.93%, versus average annual growth of 3.73% for the benchmark.

The U.S. economy continued to expand during the period. U.S. gross domestic product (GDP) grew 3.9% during the first half of the period, although private employment increased more slowly than it had earlier in the year. As the inflation rate decelerated, inflation fears waned. Also, the Federal Reserve Board maintained its program of measured tightening, raising the fed funds rate. During the second half of the period, the U.S. economy rebounded from a soft spot induced, in part, by high oil prices. GDP growth seemed to accelerate slightly in response to increased consumer and capital spending. The housing market remained robust. Collectively, these positive developments offset deterioration in the international growth environment and positively affected the fund's overall performance for the period. Additionally, inflation trended near 1.5% and the Federal Reserve Board tightened interest rates by a quarter-percent in November and December. By the end of 2004, the fed funds rate stood at 2.25%. Because of strong economic data, falling oil prices and concern about the dollar, the LIBOR curve steepened modestly toward the end of the year.

During the first half of the period, we maintained a target weighted average maturity (WAM) of 60 to 65 days. Early in the period, we invested in overnight to one-month certificates of deposit (CDs) because we did not believe that yields on longer-dated securities reflected the August Fed rate increase. Later, we purchased asset-backed commercial paper and CDs in the three- and five-month part of the curve to add yield and meet our target WAM. In anticipation of the Fed's September meeting, we added overnight to one-month maturities. Throughout the period, we continued to add floating rate notes. We reduced the WAM to between 50 and 55 days in the second half of the period. Before each meeting of the Federal Open Market Committee, we invested primarily in overnight and one-month maturities. Toward the end of the period, we purchased three- and six-month securities at higher yields. Throughout the period, we maintained our target of 25% to 30% in floating rate securities.

Contributing to the fund's outperformance was our active management of the fund's WAM and yield curve positioning. In mid-2004, we targeted a WAM of 60 to 65 days, concentrating our purchases in one-month maturities in order to manage our cash positions and opportunistically adding three- and five-month maturities to increase yield in an effort to achieve the fund's target WAM. Prior to each Fed tightening, we let our cash positions build to between 20 and 25% so that we could attempt to capture the benefit of a higher fed funds rate. Toward the end of the period, we purchased three- and six-month securities to add yield and adjust our WAM closer to our year-end target range of 50 to 55 days.

                                        --J.P. Morgan Investment Management Inc.

Performance The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds as an average of taxable money market mutual funds.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

Average Annual Total Return/Yield for periods ended December 31, 2004

-----------------------------------------------------------------------------------
                                         YIELD*         AVERAGE ANNUAL TOTAL RETURN
                                    -----------------   ---------------------------
                                    CURRENT   CURRENT    PAST     PAST       PAST
                                     7-DAY    30-DAY    1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
Preferred Money Market Fund          1.84%     1.74%     0.93%    2.61%     3.93%**
-----------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable    N/A       N/A      0.82%    2.47%     3.73%
-----------------------------------------------------------------------------------

 * The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

** Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 Investment (Past 10 Years)

 [The following table was represented by a line graph in the printed material.]

                     Preferred Money        Money Fund Report
                       Market Fund          Avg/All Taxable

    12/31/1994           10000                  10000
     6/30/1995           10289                  10276
    12/31/1995           10577                  10549
     6/30/1996           10836                  10806
    12/31/1996           11114                  11069
     6/30/1997           11393                  11341
    12/31/1997           11687                  11633
     6/30/1998           12008                  11926
    12/31/1998           12315                  12217
     6/30/1999           12595                  12483
    12/31/1999           12912                  12784
     6/30/2000           13281                  13135
    12/31/2000           13702                  13539
     6/30/2001           14037                  13853
    12/31/2001           14243                  14033
     6/30/2002           14354                  14133
    12/31/2002           14451                  14216
     6/30/2003           14509                  14268
    12/31/2003           14553                  14306
     6/30/2004           14598                  14343
    12/31/2004           14702                  14423

--------------------------------------------------------------------------------
Fund Composition
as of December 31, 2004
--------------------------------------------------------------------------------
Sector                                                        % of Net Assets
Commercial Paper                                                  64.05%
Floating Rate Notes                                               29.24%
Certificates of Deposit                                            4.25%
Government Sponsored                                               2.05%
Other *                                                            0.41%
--------------------------------------------------------------------------------

*  Other assets and liabilities

The Preferred Group of Mutual Funds Fund Expenses December 31, 2004 (unaudited)

Understanding Your Fund's Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. For more information, see the prospectus or talk to your financial adviser.

Review your fund's expenses The table below shows the expenses you would have paid on a $1,000 investment in each of the funds for July 1, 2004 to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the 6 months ended December 31, 2004

--------------------------------------------------------------------------------
Fund                  Expenses Paid (per $1,000)*  Ending Value (after expenses)
--------------------------------------------------------------------------------
International Growth            $8.77                       $1,121.33
International Value              4.98                        1,138.04
Small Cap Growth                 6.82                        1,059.58
Mid Cap Growth                   6.80                        1,070.83
Large Cap Growth                 4.94                        1,051.29
Value                            6.02                        1,068.58
Asset Allocation                 5.13                        1,067.34
Fixed Income                     3.55                        1,051.14
Short-Term Government            2.62                        1,009.19
Money Market                     2.56                        1,003.54
--------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six months ended December 31, 2004. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method on the next page. To find the value of your investment on July 1, 2004, go to www.PreferredGroup.com and log on to your account. Alternatively, call The Preferred Group of Mutual Funds at 1-800-662-4769.

How to Calculate the Expenses You Paid

--------------------------------------------------------------------------------
Value of Your Investment / $1,000 x Expenses Paid = Total Expenses Paid on Your Account
--------------------------------------------------------------------------------

Example based on a $10,000 Investment in The Preferred Large Cap Growth Fund

--------------------------------------------------------------------------------
$10,000 / $1,000 x 4.94 (see table above) = $49.40
--------------------------------------------------------------------------------

Comparing Your Fund's Expenses
with Those of Other Funds

Using the SEC's method to compare expenses The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return and actual expenses. You can use this information to compare the ongoing expenses of investing in your fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance or expenses paid during this period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the 6 months ended December 31, 2004

--------------------------------------------------------------------------------
Fund                  Expenses Paid (per $1,000)*  Ending Value (after expenses)
--------------------------------------------------------------------------------
International Growth            $8.34                      $1,016.80
International Value              4.71                       1,020.41
Small Cap Growth                 6.68                       1,018.45
Mid Cap Growth                   6.63                       1,018.50
Large Cap Growth                 4.86                       1,020.26
Value                            5.87                       1,019.25
Asset Allocation                 5.01                       1,020.10
Fixed Income                     3.50                       1,021.61
Short-Term Government            2.64                       1,022.46
Money Market                     2.59                       1,022.51
--------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six months ended December 31, 2004. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Assets and Liabilities December 31, 2004 (unaudited)


                                                      ----------------------------------------------

                                                      International   International     Small Cap
December 31, 2004 (unaudited)                            Growth           Value          Growth
----------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $5,535,775,
      $161,452,234, $27,281,393, $16,411,406
      $18,632,894, $6,358,468, $27,383,659,
      $90,742,213 of International Growth,
      International Value, Small Cap Growth,
      Mid Cap Growth, Large Cap Growth, Value,
      Asset Allocation and Fixed Income funds'
      securities on loan. .........................   $  46,843,544   $ 707,399,409   $ 120,591,204
  Short-term investments at value .................       7,191,305     170,165,570      30,829,904
  Repurchase agreements ...........................                      27,002,000
  Cash ............................................                             565
  Receivable for investments sold .................          83,474                       1,717,304
  Receivable for forward contracts ................
  Receivable for fund shares sold .................         500,863       1,528,823         606,474
  Receivable for variation margin .................
  Dividends and interest receivable ...............          45,091       1,084,615          41,870
  Foreign tax reclaim receivable ..................           2,738          66,204
  Prepaid expenses and other assets ...............          22,606         129,797          14,368
                                                      ----------------------------------------------
      Total assets ................................      54,689,621     907,376,983     153,801,124
                                                      ----------------------------------------------
Liabilities .......................................
  Payable for investments purchased ...............          37,229                       1,999,111
  Payable for when-issued securities ..............
  Payable for forward contracts ...................
  Payable for variation margin ....................
  Payable for fund shares redeemed ................                          47,537              54
  Payable for distributions .......................
  Payable upon return of securities loaned ........       5,832,727     170,165,570      28,041,453
  Other Payables
      Management fees .............................          35,674         423,338         103,759
      Audit fees ..................................          23,604          18,676          18,637
      Custodian fees ..............................          21,901                          20,988
      Legal fees ..................................                          35,260          12,543
      Trustees' fees ..............................             264
      Transfer agent fees .........................           6,279          31,079          17,894
      Other accrued expenses and liabilities ......
                                                      ----------------------------------------------
          Total liabilities .......................       5,957,678     170,721,460      30,214,439
                                                      ----------------------------------------------
  Net assets ......................................   $  48,731,943   $ 736,655,523   $ 123,586,685
                                                      ==============================================
  Shares of beneficial interest outstanding........       5,649,629      44,877,504      13,230,231
                                                      ==============================================
  Offering and redemption price per share .........   $        8.63   $       16.41   $        9.34
                                                      ==============================================
  Composition of Net Assets
  Paid-in capital .................................   $  47,986,174   $ 576,275,328   $ 138,675,953
  Undistributed (Distributions in excess of) net
    investment income (loss) ......................        (839,408)        698,099        (571,014)
  Accumulated net realized gains (losses) on
    investments, futures, written options,
    forwards and foreign currency .................      (5,834,434)      1,969,785     (36,197,928)
  Net unrealized appreciation (depreciation) on:
      Investments .................................       7,418,712     157,685,027      21,679,674
      Futures .....................................
      Written options .............................
      Foreign denominated other assets,
        liabilities & currency ....................             899          27,284
                                                      ----------------------------------------------
                                                      $  48,731,943   $ 736,655,523   $ 123,586,685
                                                      ==============================================
  Investments and short-term investments at cost ..   $  46,616,137   $ 746,881,952   $ 129,741,434

----------------------------------------------------------------------------------------------------

See notes to financial statements

                                                      ----------------------------------------------

                                                         Mid Cap        Large Cap
                                                         Growth           Growth          Value
----------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $5,535,775,
      $161,452,234, $27,281,393, $16,411,406
      $18,632,894, $6,358,468, $27,383,659,
      $90,742,213 of International Growth,
      International Value, Small Cap Growth,
      Mid Cap Growth, Large Cap Growth, Value,
      Asset Allocation and Fixed Income funds'
      securities on loan. .........................   $  98,535,751   $ 424,466,498   $ 331,549,804
  Short-term investments at value .................      18,757,290      20,385,497      22,256,188
  Repurchase agreements ...........................
  Cash ............................................                             965
  Receivable for investments sold .................                         814,863       2,164,183
  Receivable for forward contracts ................
  Receivable for fund shares sold .................         848,939       1,447,706       1,003,705
  Receivable for variation margin .................
  Dividends and interest receivable ...............          34,559         146,981         547,837
  Foreign tax reclaim receivable ..................                                           7,767
  Prepaid expenses and other assets ...............          10,286          21,068          24,444
                                                      ----------------------------------------------
      Total assets ................................     118,186,825     447,283,578     357,553,928
                                                      ----------------------------------------------
Liabilities .......................................
  Payable for investments purchased ...............         108,787         144,353       4,446,564
  Payable for when-issued securities ..............
  Payable for forward contracts ...................
  Payable for variation margin ....................
  Payable for fund shares redeemed ................                             380          18,538
  Payable for distributions .......................
  Payable upon return of securities loaned ........      16,803,937      19,064,497       6,511,263
  Other Payables
      Management fees .............................          83,863         269,786         259,109
      Audit fees ..................................          19,733          16,837          24,192
      Custodian fees ..............................           6,649          10,623          35,362
      Legal fees ..................................           9,969          41,830          46,212
      Trustees' fees ..............................
      Transfer agent fees .........................           6,815          60,446          54,204
      Other accrued expenses and liabilities ......
                                                      ----------------------------------------------
          Total liabilities .......................      17,039,753      19,608,752      11,395,444
                                                      ----------------------------------------------
  Net assets ......................................   $ 101,147,072   $ 427,674,826   $ 346,158,484
                                                      ==============================================
  Shares of beneficial interest outstanding........       9,435,470      35,364,500      21,498,065
                                                      ==============================================
  Offering and redemption price per share .........   $       10.72   $       12.09   $       16.10
                                                      ==============================================
  Composition of Net Assets
  Paid-in capital .................................   $  85,053,863   $ 561,729,586   $ 297,234,124
  Undistributed (Distributions in excess of) net
    investment income (loss) ......................        (412,914)        924,157          56,572
  Accumulated net realized gains (losses) on
    investments, futures, written options,
    forwards and foreign currency .................      (1,148,672)   (216,000,850)      2,760,652
  Net unrealized appreciation (depreciation) on:
      Investments .................................      17,654,795      81,021,933      46,106,289
      Futures .....................................
      Written options .............................
      Foreign denominated other assets,
        liabilities & currency ....................                                             847
                                                      ----------------------------------------------
                                                      $ 101,147,072   $ 427,674,826   $ 346,158,484
                                                      ==============================================
  Investments and short-term investments at cost ..   $  99,638,246   $ 363,830,140   $ 307,699,713

----------------------------------------------------------------------------------------------------

                                                      --------------------------------------------------------------

                                                                                       Short-Term
                                                          Asset           Fixed        Government         Money
                                                       Allocation        Income        Securities        Market
--------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $5,535,775,
      $161,452,234, $27,281,393, $16,411,406
      $18,632,894, $6,358,468, $27,383,659,
      $90,742,213 of International Growth,
      International Value, Small Cap Growth,
      Mid Cap Growth, Large Cap Growth, Value,
      Asset Allocation and Fixed Income funds'
      securities on loan. .........................   $ 123,933,221   $ 312,274,493   $ 182,798,103
  Short-term investments at value .................      98,125,929      92,245,394       2,366,012   $ 241,787,073
  Repurchase agreements ...........................                      63,300,000
  Cash ............................................              42                                              88
  Receivable for investments sold .................         842,467
  Receivable for forward contracts ................                      59,207,849
  Receivable for fund shares sold .................       1,130,380       1,707,323         544,861       1,026,105
  Receivable for variation margin .................          20,000
  Dividends and interest receivable ...............         673,528       3,001,965       1,135,767         212,115
  Foreign tax reclaim receivable ..................
  Prepaid expenses and other assets ...............          20,924          19,241          13,466          18,167
                                                      --------------------------------------------------------------
      Total assets ................................     224,746,491     531,756,265     186,858,209     243,043,548
                                                      --------------------------------------------------------------
Liabilities .......................................
  Payable for investments purchased ...............         726,629
  Payable for when-issued securities ..............                      11,294,597
  Payable for forward contracts ...................                      60,800,434
  Payable for variation margin ....................         134,450
  Payable for fund shares redeemed ................           2,443          74,371              20         129,393
  Payable for distributions .......................           7,639           1,075                              24
  Payable upon return of securities loaned ........      24,576,049      91,738,575
  Other Payables
      Management fees .............................         115,836         154,504          55,341          61,501
      Audit fees ..................................          21,141          18,609          18,870          15,140
      Custodian fees ..............................           8,005          29,244           5,592             247
      Legal fees ..................................          11,764          31,933          18,858          20,898
      Trustees' fees ..............................
      Transfer agent fees .........................          22,849          23,103          10,643          31,696
      Other accrued expenses and liabilities ......                           6,621
                                                      --------------------------------------------------------------
          Total liabilities .......................      25,626,805     164,173,066         109,324         258,899
                                                      --------------------------------------------------------------
  Net assets ......................................   $ 199,119,686   $ 367,583,199   $ 186,748,885   $ 242,784,649
                                                      ==============================================================
  Shares of beneficial interest outstanding........      14,996,631      33,712,174      19,061,156     242,784,649
                                                      ==============================================================
  Offering and redemption price per share .........   $       13.28   $       10.90   $        9.80   $        1.00
                                                      ==============================================================
  Composition of Net Assets
  Paid-in capital .................................   $ 189,543,877   $ 352,129,154   $ 189,096,947   $ 242,784,649
  Undistributed (Distributions in excess of) net
    investment income (loss) ......................                       1,714,220
  Accumulated net realized gains (losses) on
    investments, futures, written options,
    forwards and foreign currency .................       1,434,323       2,298,388      (1,709,446)
  Net unrealized appreciation (depreciation) on: ..
      Investments .................................       6,900,453      12,989,525        (638,616)
      Futures .....................................       1,241,033
      Written options .............................
      Foreign denominated other assets,
        liabilities & currency ....................                      (1,548,088)
                                                      --------------------------------------------------------------
                                                      $ 199,119,686   $ 367,583,199   $ 186,748,885   $ 242,784,649
                                                      ==============================================================
  Investments and short-term investments at cost ..   $ 215,158,696   $ 454,830,362   $ 185,802,732   $ 241,787,073

--------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Operations December 31, 2004 (unaudited)


                                                      ----------------------------------------------

Six Months Ended December 31, 2004                    International   International     Small Cap
(unaudited)                                               Growth           Value          Growth
----------------------------------------------------------------------------------------------------
Investment Income
  Dividends .......................................   $     239,458   $   4,882,401   $     148,552
  Interest ........................................                         102,633
  Securities lending, net of related expenses .....          11,267         171,259          24,353
                                                      ----------------------------------------------
                                                            250,725       5,156,293         172,905
                                                      ----------------------------------------------
  Less foreign taxes withheld at source ...........         (16,337)       (574,671)
                                                      ----------------------------------------------
      Total income ................................         234,388       4,581,622         172,905
                                                      ----------------------------------------------
Expenses
  Management fees .................................         217,491       2,893,761         567,619
  Audit fees ......................................          22,634          22,688          18,563
  Custodian fees ..................................          84,165         379,287          63,849
  Registration fees ...............................           6,169          15,627           7,261
  Legal fees ......................................           8,659          89,316          21,205
  Trustees' fees ..................................             989           7,536           2,585
  Transfer agent fees .............................          20,122         141,967          58,046
  Insurance fees ..................................             631           6,297           1,596
  Other expenses ..................................             745           8,462           3,195
                                                      ----------------------------------------------
      Total expenses ..............................         361,605       3,564,941         743,919
                                                      ----------------------------------------------
          Less fees waived ........................         (21,173)       (761,516)
                                                      ----------------------------------------------
          Net expenses ............................         340,432       2,803,425         743,919
                                                      ----------------------------------------------
          Net investment income (loss) ............        (106,044)      1,778,197        (571,014)
                                                      ----------------------------------------------
  Net Realized and Unrealized Gain (Loss) on
  Investments, Futures, Written Options,
  Forward Contracts and Foreign Currency ..........
  Net realized gain (loss) on:
      Investments .................................       2,190,408       3,684,638       3,938,402
      Futures .....................................
      Written Options .............................
      Foreign denominated other assets,
      liabilities & currency ......................        (298,228)       (196,014)
  Increase (decrease) in net unrealized
  appreciation (depreciation) on: .................
      Investments .................................       3,461,877      84,313,145       3,863,912
      Futures .....................................
      Written options .............................
      Foreign denominated other assets, liabilities
      & currency ..................................          47,388          26,938
                                                      ----------------------------------------------
      Net gain (loss) .............................       5,401,445      87,828,707       7,802,314
                                                      ----------------------------------------------
  Net increase (decrease) in net assets resulting
  from operations .................................   $   5,295,401   $  89,606,904   $   7,231,300
                                                      ==============================================

----------------------------------------------------------------------------------------------------

See notes to financial statements

                                                      ----------------------------------------------

                                                         Mid Cap        Large Cap
                                                         Growth           Growth          Value
----------------------------------------------------------------------------------------------------
Investment Income
  Dividends .......................................   $     185,739   $   2,872,603   $   3,138,656
  Interest ........................................                          64,229
  Securities lending, net of related expenses .....           8,388          13,519           5,720
                                                      ----------------------------------------------
                                                            194,127       2,950,351       3,144,376
                                                      ----------------------------------------------
  Less foreign taxes withheld at source ...........            (290)        (17,931)         (2,995)
                                                      ----------------------------------------------
      Total income ................................         193,837       2,932,420       3,141,381
                                                      ----------------------------------------------
Expenses
  Management fees .................................         466,777       1,499,959       1,447,120
  Audit fees ......................................          18,831          19,776          26,267
  Custodian fees ..................................          49,311          59,105          90,432
  Registration fees ...............................           6,246          10,964           9,114
  Legal fees ......................................          17,611          71,636          79,877
  Trustees' fees ..................................           1,540           8,023           4,950
  Transfer agent fees .............................          40,724         219,667         189,644
  Insurance fees ..................................           3,846           7,529           5,641
  Other expenses ..................................           1,865          11,604           9,354
                                                      ----------------------------------------------
      Total expenses ..............................         606,751       1,908,263       1,862,399
                                                      ----------------------------------------------
          Less fees waived ........................
                                                      ----------------------------------------------
          Net expenses ............................         606,751       1,908,263       1,862,399
                                                      ----------------------------------------------
          Net investment income (loss) ............        (412,914)      1,024,157       1,278,982
                                                      ----------------------------------------------
  Net Realized and Unrealized Gain (Loss) on
  Investments, Futures,   Written Options,
  Forward Contracts and Foreign Currency ..........
  Net realized gain (loss) on: ....................
      Investments .................................       1,238,506       2,784,257       8,198,454
      Futures .....................................
      Written Options .............................
      Foreign denominated other assets,
      liabilities & currency ......................                                             424
  Increase (decrease) in net unrealized
  appreciation (depreciation) on: .................
      Investments .................................       6,169,183      18,736,849      14,412,224
      Futures .....................................
      Written options .............................
      Foreign denominated other assets, liabilities
      & currency ..................................                                             428
                                                      ----------------------------------------------
      Net gain (loss) .............................       7,407,689      21,521,106      22,611,530
                                                      ----------------------------------------------
  Net increase (decrease) in net assets resulting
  from operations .................................   $   6,994,775   $  22,545,263   $  23,890,512
                                                      ==============================================

----------------------------------------------------------------------------------------------------

                                                      -------------------------------------------------------------

                                                                                       Short-Term
                                                          Asset           Fixed        Government         Money
                                                       Allocation        Income        Securities        Market
-------------------------------------------------------------------------------------------------------------------
Investment Income

  Dividends .......................................   $   1,049,654   $       4,432   $      47,648
  Interest ........................................       1,371,507       7,612,133       2,591,810   $   1,976,993
  Securities lending, net of related expenses .....           5,712          35,271
                                                      -------------------------------------------------------------
                                                          2,426,873       7,651,836       2,639,458       1,976,993
                                                      -------------------------------------------------------------
  Less foreign taxes withheld at source ...........
                                                      -------------------------------------------------------------
      Total income ................................       2,426,873       7,651,836       2,639,458       1,976,993
                                                      -------------------------------------------------------------
Expenses
  Management fees .................................         628,474         855,064         324,690         341,668
  Audit fees ......................................          21,529          21,288          19,067          16,543
  Custodian fees ..................................          93,669         120,042          36,782          52,479
  Registration fees ...............................           8,674           5,330           6,285           7,734
  Legal fees ......................................          26,170          59,328          32,860          38,832
  Trustees' fees ..................................           2,473           5,458           3,027           4,058
  Transfer agent fees .............................          98,832          98,062          46,260         106,230
  Insurance fees ..................................           2,728           5,501           2,859           4,150
  Other expenses ..................................           5,270           8,782           5,115           6,853
                                                      -------------------------------------------------------------
      Total expenses ..............................         887,819       1,178,855         476,945         578,547
                                                      -------------------------------------------------------------
          Less fees waived ........................
                                                      -------------------------------------------------------------
          Net expenses ............................         887,819       1,178,855         476,945         578,547
                                                      -------------------------------------------------------------
          Net investment income (loss) ............       1,539,054       6,472,981       2,162,513       1,398,446
                                                      -------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss) on
  Investments, Futures,   Written Options,
  Forward Contracts and Foreign Currency...........
  Net realized gain (loss) on:
      Investments .................................         984,793       6,733,299         (39,072)
      Futures .....................................       3,581,519
      Written Options .............................         117,870
      Foreign denominated other assets,
      liabilities & currency ......................                      (1,336,773)
  Increase (decrease) in net unrealized
  appreciation (depreciation) on:
      Investments .................................       5,866,540       6,931,135         (57,248)
      Futures .....................................         925,161
      Written options .............................         (86,844)
      Foreign denominated other assets, liabilities
      & currency ..................................                      (1,048,866)
                                                      -------------------------------------------------------------
      Net gain (loss) .............................      11,389,039      11,278,795         (96,320)
                                                      -------------------------------------------------------------
  Net increase (decrease) in net assets resulting
  from operations .................................   $  12,928,093   $  17,751,776   $   2,066,193   $   1,398,446
                                                      =============================================================

-------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2004 (unaudited)

                                                                   -----------------------------------------------------------------
                                                                        International Growth               International Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended     Year Ended
                                                                      12/31/04+        6/30/04          12/31/04+        6/30/04
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $   (106,044)    $      (47,486)  $    1,778,197   $   6,529,549
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................        1,892,180         2,610,480        3,488,624      22,285,738
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................        3,509,265         1,933,484       84,340,083      71,879,087
                                                                   -----------------------------------------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ..................        5,295,401         4,496,478       89,606,904     100,694,374
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................                                          (7,300,000)     (3,624,933)
       Short-term capital gains ...............................                                          (2,547,878)
       Long-term capital gains ................................                                         (20,226,268)
                                                                   -----------------------------------------------------------------
                                                                                                        (30,074,146)     (3,624,933)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................        9,506,728        62,789,284      175,039,498     326,925,376
       Value of distributions reinvested. .....................                                          25,622,310       3,362,093
       Cost of shares redeemed ................................       (7,211,371)      (49,056,509)     (46,536,998)   (156,161,314)
                                                                   -----------------------------------------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ................        2,295,357        13,732,775      154,124,810     174,126,155
                                                                   -----------------------------------------------------------------
                       Total increase (decrease) ..............        7,590,758        18,229,253      213,657,568     271,195,596

Net Assets
       Beginning of period. ...................................       41,141,185        22,911,932      522,997,955     251,802,359
                                                                   -----------------------------------------------------------------
       End of period ..........................................    $  48,731,943    $   41,141,185   $  736,655,523   $ 522,997,955
                                                                   =================================================================
       Undistributed (distributions in excess of)
            net investment income (loss) at end of period .....    $    (839,408)   $     (733,364)  $      698,099   $   6,219,902
                                                                   =================================================================

Number of Fund Shares
       Sold ...................................................        1,232,046         8,402,493       11,464,739      23,944,870
       Issued for distributions reinvested ....................                                           1,600,394         242,391
       Redeemed ...............................................         (967,145)       (6,602,893)      (3,078,478)    (11,779,173)
                                                                   -----------------------------------------------------------------
              Net increase (decrease) in shares outstanding              264,901         1,799,600        9,986,655      12,408,088
  Outstanding at:
       Beginning of period. ...................................        5,384,728         3,585,128       34,890,849      22,482,761
                                                                   -----------------------------------------------------------------
       End of period ..........................................        5,649,629         5,384,728       44,877,504      34,890,849
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2004.

See notes to financial statements

                                                                   -----------------------------------------------------------------
                                                                          Small Cap Growth                   Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended    Year Ended
                                                                      12/31/04+        6/30/04          12/31/04+       6/30/04
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $    (571,014)   $   (1,117,216)  $     (412,914)  $    (843,125)
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................        3,938,402        15,205,734        1,238,506      10,260,145
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................        3,863,912        10,705,809        6,169,183       6,059,645
                                                                   -----------------------------------------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ..................        7,231,300        24,794,327        6,994,775      15,476,665
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................
       Short-term capital gains ...............................
       Long-term capital gains ................................
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................       12,715,024        77,130,443       13,345,509      57,464,406
       Value of distributions reinvested. .....................                              3,532
       Cost of shares redeemed ................................      (17,157,474)      (39,649,869)     (20,057,612)    (20,094,960)
                                                                   -----------------------------------------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ................       (4,442,450)       37,484,106       (6,712,103)     37,369,446
                                                                   -----------------------------------------------------------------
                       Total increase (decrease) ..............        2,788,850        62,278,433          282,672      52,846,111

Net Assets
       Beginning of period. ...................................      120,797,835        58,519,402      100,864,400      48,018,289
                                                                   -----------------------------------------------------------------
       End of period ..........................................    $1 23,586,685    $  120,797,835   $  101,147,072   $ 100,864,400
                                                                   =================================================================
       Undistributed (distributions in excess of)
            net investment income (loss) at end of period          $    (571,014)                    $     (412,914)
                                                                   =================================================================

Number of Fund Shares
       Sold ...................................................        1,503,297         9,638,990        1,416,375       6,191,254
       Issued for distributions reinvested ....................                                420
       Redeemed ...............................................       (2,066,909)       (4,868,804)      (2,122,257)     (2,164,899)
                                                                   -----------------------------------------------------------------
              Net increase (decrease) in shares outstanding ...         (563,612)        4,770,606         (705,882)      4,026,355
  Outstanding at:
       Beginning of period. ...................................       13,793,843         9,023,237       10,141,352       6,114,997
                                                                   -----------------------------------------------------------------
       End of period ..........................................       13,230,231        13,793,843        9,435,470      10,141,352
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------


                                                                   --------------------------------
                                                                          Large Cap Growth
---------------------------------------------------------------------------------------------------
                                                                   6 Months Ended     Year Ended
                                                                      12/31/04+        6/30/04
                                                                   --------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $   1,024,157    $     (782,411)
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................        2,784,257        20,593,205
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................       18,736,849        49,878,308
                                                                   --------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ..................       22,545,263        69,689,102
                                                                   --------------------------------
  Distributions to shareholders from:
       Net investment income ..................................         (100,000)         (266,000)
       Short-term capital gains ...............................
       Long-term capital gains ................................
                                                                   --------------------------------
                                                                        (100,000)         (266,000)
                                                                   --------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................       33,591,298        78,815,778
       Value of distributions reinvested. .....................           99,706           268,572
       Cost of shares redeemed ................................      (38,781,571)     (113,245,219)
                                                                   --------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ................       (5,090,567)      (34,160,869)
                                                                   --------------------------------
                       Total increase (decrease) ..............       17,354,696        35,262,233

Net Assets
       Beginning of period. ...................................      410,320,130       375,057,897
                                                                   --------------------------------
       End of period ..........................................    $ 427,674,826    $  410,320,130
                                                                   ================================
       Undistributed (distributions in excess of)
            net investment income (loss) at end of period          $     924,157
                                                                   ================================
Number of Fund Shares
       Sold ...................................................        3,062,038         7,377,848
                                                                   --------------------------------
       Issued for distributions reinvested ....................            8,372            24,590
       Redeemed ...............................................       (3,535,158)      (10,659,148)
                                                                   --------------------------------
              Net increase (decrease) in shares outstanding             (464,748)       (3,256,710)
  Outstanding at:
       Beginning of period. ...................................       35,829,248        39,085,958
                                                                   --------------------------------
       End of period ..........................................       35,364,500        35,829,248
                                                                   ================================

---------------------------------------------------------------------------------------------------


                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets December 31, 2004 (unaudited)

                                                                   -----------------------------------------------------------------

                                                                                Value                       Asset Allocation
                                                                   -----------------------------------------------------------------
                                                                   6 Months Ended     Year Ended    6 Months Ended      Year Ended
                                                                      12/31/04+        6/30/04         12/31/04+         6/30/04
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $   1,278,982    $    2,313,318   $    1,539,054   $   1,433,101
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................        8,198,878        30,246,049        4,684,182       6,329,920
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................       14,412,652        17,237,733        6,704,857      11,075,007
                                                                   -----------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations.................       23,890,512        49,797,100       12,928,093      18,838,028
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................       (2,060,000)       (3,320,000)      (1,539,054)     (1,441,823)
       Short-term capital gains ...............................       (9,237,343)       (3,648,040)
       Long-term capital gains ................................      (18,446,314)      (32,424,554)      (3,119,590)
                                                                   -----------------------------------------------------------------
                                                                     (29,743,657)      (39,392,594)      (4,658,644)     (1,441,823)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................       21,703,135        70,338,074       31,554,080      66,111,379
       Value of distributions reinvested. .....................       29,673,924        39,279,502        4,623,177       1,425,158
       Cost of shares redeemed ................................      (23,366,513)      (84,452,407)     (19,976,343)    (33,875,252)
                                                                   -----------------------------------------------------------------
             Net increase (decrease) in net assets
                  from fund share transactions ................       28,010,546        25,165,169       16,200,914      33,661,285
                                                                   -----------------------------------------------------------------
                       Total increase (decrease) ..............       22,157,401        35,569,675       24,470,363      51,057,490

Net Assets
       Beginning of period ....................................      324,001,083       288,431,408      174,649,323     123,591,833
                                                                   -----------------------------------------------------------------
       End of period ..........................................    $ 346,158,484    $  324,001,083   $  199,119,686   $ 174,649,323
                                                                   =================================================================
       Undistributed (distributions in excess of)
             net investment income at end of period ...........    $      56,572    $      837,590
                                                                   =================================================================
Number of Fund Shares
     Sold .....................................................        1,352,710         4,300,630        2,482,322       5,450,552
     Issued for distributions reinvested ......................        1,881,669         2,514,693          352,408         115,070
     Redeemed .................................................       (1,456,957)       (5,221,051)      (1,602,192)     (2,766,181)
                                                                   -----------------------------------------------------------------
          Net increase (decrease) in shares outstanding .......        1,777,422         1,594,272        1,232,538       2,799,441
  Outstanding at:
       Beginning of period ....................................       19,720,643        18,126,371       13,764,093      10,964,652
                                                                   -----------------------------------------------------------------
       End of period ..........................................       21,498,065        19,720,643       14,996,631      13,764,093
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2004.

See notes to financial statements

                                                                   -----------------------------------------------------------------
                                                                                                         Short-Term Government
                                                                            Fixed Income                       Securities
                                                                   -----------------------------------------------------------------
                                                                   6 Months Ended     Year Ended     6 Months Ended     Year Ended
                                                                      12/31/04+        6/30/04          12/31/04+        6/30/04
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $   6,472,981    $    9,016,942   $    2,162,513   $   4,081,135
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................        5,396,526         4,776,054          (39,072)     (1,665,517)
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................        5,882,269        (8,447,455)         (57,248)     (3,075,838)
                                                                   -----------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations.................       17,751,776         5,345,541        2,066,193        (660,220)
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................       (5,671,913)       (9,142,261)      (2,162,513)     (4,081,135)
       Short-term capital gains ...............................       (3,264,282)       (2,616,022)                        (581,795)
       Long-term capital gains ................................       (3,565,398)       (1,835,329)                        (542,259)
                                                                   -----------------------------------------------------------------
                                                                     (12,501,593)      (13,593,612)      (2,162,513)     (5,205,189)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................       57,062,840        89,330,228       13,004,985      81,008,792
       Value of distributions reinvested. .....................       12,474,576        13,571,782        2,156,683       5,195,289
       Cost of shares redeemed ................................      (21,721,695)      (70,966,428)     (10,059,629)    (38,030,060)
                                                                   -----------------------------------------------------------------
             Net increase (decrease) in net assets
                  from fund share transactions ................       47,815,721        31,935,582        5,102,039      48,174,021
                                                                   -----------------------------------------------------------------
                       Total increase (decrease) ..............       53,065,904        23,687,511        5,005,719      42,308,612

Net Assets
       Beginning of period ....................................      314,517,295       290,829,784      181,743,166     139,434,554
                                                                   -----------------------------------------------------------------
       End of period ..........................................    $ 367,583,199    $  314,517,295   $  186,748,885   $ 181,743,166
                                                                   =================================================================
       Undistributed (distributions in excess of)
             net investment income at end of period ...........        1,714,220    $      913,152
                                                                   =================================================================

Number of Fund Shares
     Sold .....................................................        5,206,259         8,223,780        1,323,407       8,090,385
     Issued for distributions reinvested ......................        1,141,058         1,254,452          219,496         521,853
     Redeemed .................................................       (1,999,691)       (6,601,881)      (1,023,719)     (3,802,771)
                                                                   -----------------------------------------------------------------
          Net increase (decrease) in shares outstanding .......        4,347,626         2,876,351          519,184       4,809,467
  Outstanding at:
       Beginning of period ....................................       29,364,548        26,488,197       18,541,972      13,732,505
                                                                   -----------------------------------------------------------------
       End of period ..........................................       33,712,174        29,364,548       19,061,156      18,541,972
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                   --------------------------------

                                                                           Money Market
                                                                   --------------------------------
                                                                    Months Ended      Year Ended
                                                                     12/31/04+         6/30/04
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $   1,398,446    $    1,380,597
  Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ....................
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................
                                                                   --------------------------------
              Net increase (decrease) in net assets
                     resulting from operations.................        1,398,446         1,380,597
                                                                   --------------------------------
  Distributions to shareholders from:
       Net investment income ..................................       (1,398,446)       (1,380,597)
       Short-term capital gains ...............................
       Long-term capital gains ................................
                                                                   --------------------------------
                                                                      (1,398,446)       (1,380,597)
                                                                   --------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................       91,366,796       222,430,746
       Value of distributions reinvested. .....................        1,396,941         1,379,126
       Cost of shares redeemed ................................      (66,786,774)     (215,831,735)
                                                                   --------------------------------
             Net increase (decrease) in net assets
                  from fund share transactions ................       25,976,963         7,978,137
                                                                   --------------------------------
                       Total increase (decrease) ..............       25,976,963         7,978,137
                                                                   --------------------------------
  Net Assets
       Beginning of period ....................................      216,807,686       208,829,549
                                                                   --------------------------------
       End of period ..........................................    $ 242,784,649      $216,807,686
                                                                   ================================
       Undistributed (distributions in excess of)
             net investment income at end of period ...........
                                                                   ================================
Number of Fund Shares
     Sold .....................................................       91,366,796       222,430,746
     Issued for distributions reinvested ......................        1,396,941         1,379,126
     Redeemed .................................................      (66,786,774)     (215,831,735)
                                                                   --------------------------------
          Net increase (decrease) in shares outstanding .......       25,976,963         7,978,137
  Outstanding at:
       Beginning of period ....................................      216,807,686       208,829,549
                                                                   --------------------------------
       End of period ..........................................      242,784,649       216,807,686
                                                                   ================================

---------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Financial Highlights December 31, 2004 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                                      ----------------------------------------  -------------------------------------
                                      Income (Loss) From Investment Operations           Less Distributions
---------------------------------------------------------------------------------------------------------------------
                                                        Net
                            Net Asset      Net        Realized       Total                    From Net
                              Value,    Investment      and          from        From Net     Realized     In Excess
                            Beginning     Income     Unrealized    Investment   Investment    Gains on    of Realized
                             of Year      (Loss)     Gain (Loss)   Operations     Income     Investments     Gains
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                      $10.00       $(0.01)      $(0.29)       $(0.30)      $   --      $    --        $  --
  2002                         9.70        (0.01)       (1.81)        (1.82)          --           --           --
  2003                         7.88         0.02        (1.51)        (1.49)          --           --           --
  2004                         6.39        (0.01)        1.26          1.25           --           --           --
  Six-months Ended             7.64        (0.02)        1.01          0.99           --           --           --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        16.63         0.37         1.98          2.35        (0.23)       (0.64)          --
  2001                        18.11         0.16        (1.06)        (0.90)       (0.35)       (2.91)          --
  2002                        13.95         0.19        (0.44)        (0.25)       (0.24)       (1.24)          --
  2003                        12.22         0.18        (1.13)        (0.95)       (0.05)       (0.02)          --
  2004                        11.20         0.24         3.68          3.92        (0.13)          --           --
  Six-months Ended            14.99         0.05         2.07          2.12        (0.17)       (0.53)          --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        12.05         0.02         0.61          0.63        (0.01)          --           --
  2001                        12.65        (0.08)       (4.05)        (4.13)          --           --           --
  2002                         8.52        (0.07)       (2.23)        (2.30)          --           --           --
  2003                         6.22        (0.06)        0.33          0.27           --           --           --
  2004                         6.49        (0.09)        2.36          2.27           --           --           --
  Six-months Ended             8.76        (0.04)        0.62          0.58           --           --           --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       10.00        (0.05)        2.48          2.43           --           --           --
  2002                        12.43        (0.09)       (3.93)        (4.02)          --        (0.85)          --
  2003                         7.56        (0.09)        0.38          0.29           --           -- ^^        --
  2004                         7.85        (0.10)        2.20          2.10           --           --           --
  Six-months Ended             9.95        (0.04)        0.81          0.77           --           --           --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        22.88         0.00         6.64          6.64           --        (3.09)          --
  2001                        26.43        (0.02)       (7.36)        (7.38)          --        (5.83)          --
  2002                        13.22         0.00        (3.18)        (3.18)          -- ^^        --           --
  2003                        10.04         0.01        (0.45)        (0.44)          --           --           --
  2004                         9.60        (0.02)        1.88          1.86        (0.01)          --           --
  Six-months Ended            11.45         0.03         0.61          0.64           -- ^^        --           --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

  1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

  +   For the period 4/2/01 (commencement of operations) - 6/30/01.

 ++   Not annualized

+++   Annualized

 ^^   Distribution represents less than $0.01 per share.

See notes to financial statements

                            ----------------------------
                                  Less Distributions
---------------------------------------------------------------------------------------------------

                             In Excess                     Net Asset      Total
                               of Net                       Value,      Return at
                             Investment        Total        End of      Net Asset      Net Assets,
                            Income (Loss)  Distributions     Year        Value(1)      End of Year
---------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                         $  --         $    --        $ 9.70      (3.00%)++     $24,908,857
  2002                             --              --          7.88     (18.76%)        24,156,314
  2003                             --              --          6.39     (18.91%)        22,911,932
  2004                             --              --          7.64      19.56%         41,141,185
  Six-months Ended                 --              --          8.63      12.96%#++      48,731,943
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --           (0.87)        18.11      14.15%        345,919,973
  2001                             --           (3.26)        13.95      (5.51%)       312,147,220
  2002                             --           (1.48)        12.22      (0.75%)       217,161,153
  2003                             --           (0.07)        11.20      (7.75%)##     251,802,359
  2004                             --           (0.13)        14.99      35.14%##      522,997,955
  Six-months Ended                 --           (0.70)        16.41      14.27%##++    736,655,523
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                          (0.02)          (0.03)        12.65       5.22%        118,388,579
  2001                             --              --          8.52     (32.65%)        95,760,903
  2002                             --              --          6.22     (26.99%)        45,956,103
  2003                             --              --          6.49       4.34%         58,519,402
  2004                             --              --          8.76      34.98%        120,797,835
  Six-months Ended                 --              --          9.34       6.62%++      123,586,685
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------
MID CAP GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                            --              --         12.43      24.30%++       33,528,389
  2002                             --           (0.85)         7.56     (33.77%)        29,806,797
  2003                             --              --          7.85       3.84%         48,018,289
  2004                             --              --          9.95      26.75%        100,864,400
  Six-months Ended                 --              --         10.72       7.74%++      101,147,072
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --           (3.09)        26.43      30.00%        844,915,684
  2001                             --           (5.83)        13.22     (30.38%)       587,565,012
  2002                             --              --         10.04     (24.13%)       415,177,701
  2003                             --              --          9.60      (4.29%)       375,057,897
  2004                             --           (0.01)        11.45      19.35%        410,320,130
  Six-months Ended                 --              --         12.09       5.61%++      427,674,826
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------

                            ------------------------------------------
                                   Ratios to Average Net Assets
-----------------------------------------------------------------------------------
                                            Operating
                                            Expenses          Net
                                             Before        Investment     Portfolio
                             Operating      Voluntary        Income       Turnover
                             Expenses        Waiver          (Loss)         Rate
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       0.77%++         --            (0.06%)++      42.68%++
  2002                        1.90%           --            (0.15%)       160.30%
  2003                        2.02%           --             0.25%        162.33%
  2004                        1.91%           --            (0.14%)       126.96%
  Six-months Ended            1.65%+++0     1.75%+++0       (0.51%)+++    130.26%++
  12/31/04 (unaudited)
-----------------------------------------------------------------------------------
INTERNATIONAL VALUE
-----------------------------------------------------------------------------------
Year Ended June 30,
  2000                        1.20%           --             2.32%         28.96%
  2001                        1.20%           --             1.02%         29.48%
  2002                        1.26%           --             0.90%         43.45%
  2003                        1.03%###      1.27%###         1.71%         23.04%
  2004                        1.02%###      1.27%###         1.75%         30.59%
  Six-months Ended            0.93%###+++   1.18%###+++      0.59%+++       5.35%++
  12/31/04 (unaudited)
-----------------------------------------------------------------------------------
SMALL CAP GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  2000                        1.11%           --            (0.39%)       236.49%
  2001                        1.26%           --            (0.81%)       183.26%
  2002                        1.37%           --            (0.98%)       193.79%
  2003                        1.50%           --            (1.04%)       189.87%
  2004                        1.35%           --            (1.08%)       166.73%
  Six-months Ended            1.32%+++        --            (1.01%)+++     68.51%++
  12/31/04 (unaudited)
-----------------------------------------------------------------------------------
MID CAP GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       0.61%++         --            (0.47%)++      95.83%++
  2002                        1.47%           --            (1.11%)       246.60%
  2003                        1.62%           --            (1.33%)       203.95%
  2004                        1.33%           --            (1.01%)       157.19%
  Six-months Ended            1.31%+++        --            (0.89%)+++     82.89%++
  12/31/04 (unaudited)
-----------------------------------------------------------------------------------
LARGE CAP GROWTH
-----------------------------------------------------------------------------------
Year Ended June 30,
  2000                        0.83%           --            (0.31%)        72.50%
  2001                        0.85%           --            (0.14%)        95.12%
  2002                        0.87%           --            (0.04%)        72.56%
  2003                        0.94%           --             0.08%         65.10%
  2004                        0.95%           --            (0.20%)        75.13%
  Six-months Ended            0.96%+++        --            (0.51%)+++     39.14%++
  12/31/04 (unaudited)
-----------------------------------------------------------------------------------

  # The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

 ## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

### The operating expenses would have been higher if a portion of the management fee had not been waived beginning July 1, 2002.

  0 The operating expenses would have been higher if a portion of the management fee had not been waived beginning September 1, 2004.

The Preferred Group of Mutual Funds Financial Highlights December 31, 2004 (unaudited)

Selected data for a share of beneficial interest outstanding throughout the year

                          --------------------------------------------------   --------------------------------------
                                Income (Loss) From Investment Operations           Less Distributions
---------------------------------------------------------------------------------------------------------------------
                                                       Net
                          Net Asset       Net        Realized        Total                   From Net
                           Value,     Investment       and           from       From Net     Realized      In Excess
                          Beginning     Income      Unrealized    Investment   Investment    Gains on     of Realized
                           of Year      (Loss)      Gain (Loss)   Operations     Income     Investments      Gains
---------------------------------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                     $26.80       $0.16       $ (1.59)       $(1.43)      $(0.17)       $(3.25)      $     --
  2001                      21.95        0.18          2.33          2.51        (0.16)        (2.68)            --
  2002                      21.62        0.16         (3.19)        (3.03)       (0.17)        (1.53)            --
  2003                      16.89        0.20         (0.61)        (0.41)       (0.19)        (0.38)            --
  2004                      15.91        0.12          2.74          2.86        (0.20)        (2.14)            --
  Six-months Ended          16.43        0.06          1.13          1.19        (0.11)        (1.41)            --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                      16.81        0.57          0.33          0.90        (0.57)        (0.37)            --
  2001                      16.77        0.45         (1.20)        (0.75)       (0.45)        (2.01)            --
  2002                      13.56        0.20         (1.46)        (1.26)       (0.20)        (1.01)            --
  2003                      11.09        0.13          0.18          0.31        (0.13)           --             --
  2004                      11.27        0.11          1.42          1.53        (0.11)           --             --
  Six-months Ended          12.69        0.11          0.80          0.91        (0.11)        (0.21)            --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                       9.76        0.59         (0.25)         0.34        (0.59)           --             --
  2001                       9.51        0.62          0.38          1.00        (0.60)           --             --
  2002                       9.90        0.45          0.26          0.71        (0.45)           --             --
  2003                      10.16        0.33          0.86          1.19        (0.34)        (0.03)            --
  2004                      10.98        0.32         (0.10)         0.22        (0.33)        (0.16)            --
  Six-months Ended          10.71        0.21          0.37          0.58        (0.18)        (0.21)            --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                       9.61        0.52         (0.10)         0.42        (0.52)           --             --
  2001                       9.51        0.58          0.23          0.81        (0.57)           --             --
  2002                       9.75        0.40          0.21          0.61        (0.40)           --             --
  2003                       9.96        0.31          0.19          0.50        (0.31)           --             --
  2004                      10.15        0.24         (0.29)        (0.05)       (0.24)        (0.06)            --
  Six-months Ended           9.80        0.12            -- ^        0.12        (0.12)           --             --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                       1.00        0.05            --           0.05        (0.05)          --             --
  2001                       1.00        0.06            --           0.06        (0.06)          --             --
  2002                       1.00        0.02            --           0.02        (0.02)          --             --
  2003                       1.00        0.01            --           0.01        (0.01)          --             --
  2004                       1.00        0.01            --           0.01        (0.01)          --             --
  Six-months Ended           1.00        0.01            --           0.01        (0.01)          --             --
  12/31/04 (unaudited)
---------------------------------------------------------------------------------------------------------------------


Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

See notes to financial statements

------------------------------------------------------------------------------------------------

                            In Excess                     Net Asset       Total
                              of Net                       Value,      Return at
                            Investment        Total        End of      Net Asset    Net Assets,
                          Income (Loss)   Distributions     Year         Value1     End of Year
------------------------------------------------------------------------------------------------
VALUE
------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                          $  --        $(3.42)        $21.95      (5.19%)     $341,272,045
  2001                             --         (2.84)         21.62      11.78%       403,458,824
  2002                             --         (1.70)         16.89     (14.69%)      327,763,365
  2003                             --         (0.57)         15.91      (2.21%)      288,431,408
  2004                             --         (2.34)         16.43      18.74%       324,001,083
  Six-months Ended                 --         (1.52)         16.10       7.44% ++    346,158,484
  12/31/04 (unaudited)
------------------------------------------------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --^        (0.94)         16.77       5.60%       216,710,840
  2001                             --         (2.46)         13.56      (5.13%)      158,792,161
  2002                             --         (1.21)         11.09      (9.94%)      130,355,912
  2003                             --         (0.13)         11.27       2.95%       123,591,833
  2004                             --         (0.11)         12.69      13.61%       174,649,323
  Six-months Ended                 --         (0.32)         13.28       7.23% ++    199,119,686
  12/31/04 (unaudited)
------------------------------------------------------------------------------------------------
FIXED INCOME
------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --         (0.59)          9.51       3.62%       167,574,231
  2001                          (0.01)        (0.61)          9.90      10.78%       167,877,396
  2002                             --         (0.45)         10.16       7.25%       202,984,376
  2003                             --         (0.37)         10.98      11.94%       290,829,784
  2004                             --         (0.49)         10.71       1.99%       314,517,295
  Six-months Ended                 --         (0.39)         10.90       5.46%++     367,583,199
  12/31/04 (unaudited)
------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --         (0.52)          9.51       4.46%        71,820,435
  2001                             --         (0.57)          9.75       8.64%       100,880,412
  2002                             --         (0.40)          9.96       6.40%       118,991,973
  2003                             --         (0.31)         10.15       5.05%       139,434,554
  2004                             --         (0.30)          9.80      (0.50%)      181,743,166
  Six-months Ended                 --         (0.12)          9.80       1.18%++     186,748,885
  12/31/04 (unaudited)
------------------------------------------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                             --         (0.05)          1.00       5.45%       143,964,773
  2001                             --         (0.06)          1.00       5.69%       197,822,641
  2002                             --         (0.02)          1.00       2.25%       188,108,964
  2003                             --         (0.01)          1.00       1.08%       208,829,549
  2004                             --         (0.01)          1.00       0.62%       216,807,686
  Six-months Ended                 --         (0.01)          1.00       0.61%++     242,784,649
  12/31/04 (unaudited)
------------------------------------------------------------------------------------------------


                            ------------------------------------------
                                   Ratios to Average Net Assets
----------------------------------------------------------------------
                                               Net
                                           Investment      Portfolio
                            Operating        Income        Turnover
                            Expenses         (Loss)          Rate
----------------------------------------------------------------------
VALUE
----------------------------------------------------------------------
Year Ended June 30,
  2000                         0.86%            0.64%         7.75%
  2001                         0.87%            0.81%        25.95%
  2002                         0.87%            0.81%        19.02%
  2003                         1.05%            1.33%       114.06%
  2004                         1.17%            0.77%        79.49%
  Six-months Ended             1.16%+++         0.80%+++     14.50%++
  12/31/04 (unaudited)
----------------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------------
Year Ended June 30,
  2000                         0.89%            3.37%        32.32%
  2001                         0.93%            2.95%        18.72%
  2002                         0.99%            1.60%        13.70%
  2003                         1.11%            1.24%        11.90%
  2004                         1.03%            0.91%        11.79%
  Six-months Ended             0.99%+++         1.72%+++     22.79%++
  12/31/04 (unaudited)
----------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------
Year Ended June 30,
  2000                         0.68%            6.20%       253.33%
  2001                         0.69%            6.39%       117.61%
  2002                         0.69%            4.48%       506.61%
  2003                         0.74%            3.18%       665.38%
  2004                         0.71%            2.96%       372.42%
  Six-months Ended             0.69%+++         3.81%+++     45.45%++
  12/31/04 (unaudited)
----------------------------------------------------------------------
Short-Term Government Securities
----------------------------------------------------------------------
Year Ended June 30,
  2000                         0.57%            5.46%       120.81%
  2001                         0.54%            5.89%        85.75%
  2002                         0.54%            4.02%       140.06%
  2003                         0.56%            3.04%       115.00%
  2004                         0.53%            2.37%       175.25%
  Six-months Ended             0.52%+++         2.34%+++     46.71%++
  12/31/04 (unaudited)
----------------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------------
Year Ended June 30,
  2000                         0.46%            5.21%         N/A
  2001                         0.47%            5.42%         N/A
  2002                         0.45%            2.23%         N/A
  2003                         0.52%            1.06%         N/A
  2004                         0.51%            0.61%         N/A
  Six-months Ended             0.51%+++         1.23%+++      N/A
  12/31/04 (unaudited)
----------------------------------------------------------------------

  1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

  ^   Underlying value is less than $(0.01) per share.

 ++   Not annualized

+++   Annualized

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred International Growth Fund

-----------------------------------------------------------------------------
COMMON STOCK--96.12%                            SHARES             VALUE
-----------------------------------------------------------------------------

Australia--4.63%

Insurance--2.30%
  QBE Insurance Group Ltd                          93,600      $   1,120,888

Metals & Mining--2.33%
  Newcrest Mining Ltd                              83,400          1,135,376
                                                               --------------
  Total Australia                                                  2,256,264

Belgium--2.48%

Consumer Goods--2.48%
  Inbev                                            31,300          1,209,263
                                                               --------------
  Total Belgium                                                    1,209,263

Canada--1.39%

Telecommunications--1.39%
  Research In Motion *                              8,200            675,844
                                                               --------------
  Total Canada                                                       675,844

China (Hong Kong)--2.67%

Oil & Gas--1.30%
  Cnooc Ltd                                     1,183,000            635,424

Telecommunications--1.37%
  China Telecom Corp Ltd *                      1,820,000            667,327
                                                               --------------
  Total China (Hong Kong)                                          1,302,751

Denmark--1.91%

Pharmaceuticals--1.91%
  Novo Nordisk *                                   17,100            930,413
                                                               --------------
  Total Denmark                                                      930,413

Finland--0.29%

Food & Drug Retailing--0.29%
  Kesko OYJ *                                       5,800            140,934
                                                               --------------
  Total Finland                                                      140,934

France--10.67%

Industrials--2.33%
  Vinci SA                                          8,500          1,136,837

Insurance--2.01%
  AGF - Assur Gen De France                        13,200            981,893

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Media--4.13%
  Lagardere S.C.A. *                               18,000      $   1,293,867
  Vivendi Universal SA *                           22,600            718,644
                                                               --------------
                                                                   2,012,511
                                                               --------------
Telecommunications--2.20%
  Bouygues *                                       23,200          1,067,799
                                                               --------------
  Total France                                                     5,199,040

Germany--7.38%

Consumer Goods--2.40%
  Metro AG                                         21,300          1,167,481

Financials--0.80%
  Hypo Real Estate *                                9,400            388,106

Health Care--1.28%
  Celesio AG ~                                      7,700            623,742

Industrial--2.90%
  Siemens AG-Sponsored ADR ~                       16,800          1,418,656
                                                               --------------
  Total Germany                                                    3,597,985

Ireland--4.12%

Banks--2.76%
  Anglo Irish Bank Corp Plc *                      55,600          1,347,257

Pharmaceuticals--1.36%
  Elan Corp PLC - Sponsored ADR *                  24,300            662,175
                                                               --------------
  Total Ireland                                                    2,009,432

Italy--1.07%

Banks--1.07%
  Banca Popolare Di Milano *                       58,900            519,859
                                                               --------------
  Total Italy                                                        519,859

Japan--15.09%

Automobiles--2.26%
  Toyota Motor Corp                                27,100          1,100,039

Banks--1.38%
  The Bank of Yokohama Ltd                        107,000            672,851

Financials--3.53%
  Mitsubishi Tokyo Financial *                        170          1,721,016

Marine--1.78%
  Mitsui Osk Lines                                145,000            868,052

Metals & Mining--1.74%
  JFE Holding Inc                                  29,800            848,486

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Software--4.40%
  Eaccess Ltd *~                                      675      $     594,641
  Index Corp ~                                        200            549,012
  Trend Micro Inc                                  18,600          1,001,246
                                                               --------------
                                                                   2,144,899
                                                               --------------
  Total Japan                                                      7,355,343

Mexico--2.23%

Telecommunications--2.23%
  America Movil ADR                                20,800          1,088,880
                                                               --------------
  Total Mexico                                                     1,088,880

New Zealand--1.43%

Telecommunications--1.43%
  Telecom Corp of New Zealand *                   157,400            695,660
                                                               --------------
  Total New Zealand                                                  695,660

Norway--5.46%

Electrical Equipment--2.17%
  Tandberg ASA ~                                   85,300          1,055,242

Oil & Gas--3.29%
  Norsk Hydro ASA                                  12,000            941,014
  Statoil ASA                                      42,600            665,319
                                                               --------------
                                                                   1,606,333
                                                               --------------
  Total  Norway                                                    2,661,575

South Africa--1.58%

Oil & Gas--1.58%
  Sasol Ltd                                        36,000            770,973
                                                               --------------
  Total South Africa                                                 770,973

South Korea--1.31%

Electrical Equipment--1.31%
  Samsung Electronics **                            2,920            639,480
                                                               --------------
  Total South Korea                                                  639,480

Spain--7.26%

Industrials--2.34%
  ACS Actividades ~                                50,200          1,141,657

Media--2.05%
  Sogecable *~                                     22,600            999,188

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Telecommunications--2.87%
  Telefonica SA *                                  74,500      $   1,397,790
                                                               --------------
  Total Spain                                                      3,538,635

Sweden--2.71%

Telecommunications--2.71%
  Ericsson (LM) Tel - Sponsored ADR *              42,000          1,322,580
                                                               --------------
  Total Sweden                                                     1,322,580

Switzerland--5.95%

Pharmaceuticals--5.95%
  Novartis AG *                                    25,500          1,280,587
  Roche Holding AG                                 14,100          1,617,607
                                                                   2,898,194
                                                               --------------
  Total Switzerland                                                2,898,194
                                                               --------------

United Kingdom--14.15%

Consumer Goods--5.25%
  Gus Plc                                          60,100          1,080,612
  Reckitt Benckiser Plc *                          49,000          1,477,617
                                                               --------------
                                                                   2,558,229
                                                               --------------

Leisure Time Industries--2.06%
  Carnival Plc                                     16,500          1,004,613

Metals & Mining--2.48%
  BHP Billiton Plc *                              103,500          1,210,562

Pharmaceuticals--2.21%
  GlaxoSmithKline Plc                              45,900          1,074,595

Telecommunications--2.15%
  MMO2 *                                          444,600          1,045,568
                                                               --------------
  Total United Kingdom                                             6,893,567

United States--2.34%

Computer Software--0.96%
  ATI Technologies Inc *                           24,000            465,361

Oil & Gas--1.38%
  Petrokazakhstan Inc                              18,100            671,511
                                                               --------------
  Total United States                                              1,136,872

Total Common Stock
  (Cost $39,424,832)                                              46,843,544
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred International Growth Fund continued

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--14.76%                             SHARES              VALUE
-----------------------------------------------------------------------------

Short Term Investment
Fund--2.79%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004           1,358,578      $   1,358,578
                                                               --------------
Short Term Investment
Trust--11.97%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004           5,832,727          5,832,727
                                                               --------------
Total Short Term Investments
  (Cost $7,191,305)                                                7,191,305
                                                               --------------
Total Investments--110.88%
  (Cost $46,616,137)                                              54,034,849
                                                               --------------
Other Assets & Liabilities-- -10.88%                              (5,302,906)
                                                               --------------
Total Net Assets--100%                                         $  48,731,943
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred International Value Fund

-----------------------------------------------------------------------------
COMMON STOCK--96.02%                            SHARES             VALUE
-----------------------------------------------------------------------------

Australia--2.06%

Real Estate--2.06%
  Lend Lease Corporation Ltd                    1,469,666      $  15,191,916
                                                               --------------
  Total Australia                                                 15,191,916

Brazil--2.15%

Oil & Gas--2.15%
  Petroleo Brasileiro SA ADR ~                    397,608         15,816,846
                                                               --------------
  Total Brazil                                                    15,816,846

Canada--2.68%

Banks--1.25%
  Bank Nova Scotia Halifax ~                      272,400          9,215,094

Paper & Forest Products--1.43%
  Abitibi-Consolidated Inc ~                    1,531,700         10,516,035
                                                               --------------
  Total Canada                                                    19,731,129

China (Hong Kong)--2.00%

Financial Services--2.00%
  Swire Pacific Ltd                             1,760,900         14,725,517
                                                               --------------
  Total China (Hong Kong)                                         14,725,517

Finland--1.92%

Paper & Forest Products--1.92%
  Stora Enso Oyj                                  928,800         14,169,960
                                                               --------------
  Total Finland                                                   14,169,960

France--5.66%

Insurance--2.26%
  AXA ~                                           675,000         16,611,932

Food & Drug Retailing--1.77%
  Carrefour SA ~                                  275,024         13,045,394

Leisure Time Industries--1.63%
  Accor SA ~                                      276,230         12,044,369
                                                               --------------
  Total France                                                    41,701,695

Germany--6.47%

Apparel & Textiles--2.14%
  Adidas-Salomon AG ~                              98,200         15,785,837

Consumer Goods--2.60%
  Metro AG ~                                      350,000         19,183,962

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES              VALUE
-----------------------------------------------------------------------------

Industrials--1.73%
  Siemens AG ~                                    150,000      $  12,666,573
                                                               --------------
  Total Germany                                                   47,636,372

Italy--4.04%

Energy--1.69%
  Saipem SPA ~                                  1,037,100         12,424,714

Insurance--2.35%
  RAS ~                                           770,000         17,344,690
                                                               --------------
  Total Italy                                                     29,769,404

Japan--15.01%

Automotive--2.08%
  Bridgestone Corp ~                              770,000         15,290,568

Pharmaceuticals--4.86%
  Daiichi Pharmaceutical Co Ltd ~                 715,800         15,433,632
  Takeda Pharmaceutical Co Ltd                    405,000         20,342,646
                                                               --------------
                                                                  35,776,278
                                                               --------------

Electrical Equipment--4.19%
  Hitachi Ltd                                   2,299,800         15,894,656
  Kyocera Corp                                    195,000         14,976,638
                                                               --------------
                                                                  30,871,294
                                                               --------------

Financial Services--2.88%
  Sumitomo Trust &
    Banking Co Ltd ~                            2,945,800         21,248,299

Insurance--1.00%
  Sompo Japan Insurance Inc                       726,700          7,385,134
                                                               --------------
  Total Japan                                                    110,571,573

Mexico--2.19%

Telecommunications--2.19%
  Telefonos De Mexico SA ADR                      420,040         16,095,933
                                                               --------------
  Total Mexico                                                    16,095,933

Netherlands--7.44%

Banks--2.41%
  ABN AMRO Holdings NV                            674,000         17,782,558

Financial Services--2.79%
  ING Groep NV                                    680,960         20,519,617

Media--2.24%
  VNU NV ~                                        559,900         16,469,965
                                                               --------------
  Total Netherlands                                               54,772,140

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred International Value Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Portugal--2.48%

Telecommunications--2.48%
  Portugal Telecom SGPS SA                      1,483,600      $  18,275,982
                                                               --------------
  Total Portugal                                                  18,275,982

Singapore--2.99%

Banks--2.06%
  United Overseas Bank Ltd                      1,795,000         15,174,590

Industrials--0.93%
  Keppel Corp Ltd ~                             1,306,900          6,885,163
                                                               --------------
  Total Singapore                                                 22,059,753

Spain--7.72%

Banks--2.40%
  BBV Argentaria ~                              1,000,000         17,665,788

Oil & Gas--2.71%
  Repsol YPF SA ~                                 770,000         19,971,410

Utilities--2.61%
  Iberdrola SA ~                                  758,882         19,210,486
                                                               --------------
  Total Spain                                                     56,847,684

Sweden--4.27%

Household Durables--2.01%
  Electrolux AB ~                                 650,000         14,811,483

Machinery--2.26%
  Atlas Copco AB ~                                370,000         16,640,432
                                                               --------------
  Total Sweden                                                    31,451,915

Switzerland--8.82%

Apparel & Textiles--2.13%
  Swatch Group                                    107,500         15,724,584

Chemicals--2.39%
  Givaudan AG                                      26,800         17,592,638

Construction Materials--2.53%
  Holcim Ltd ~                                    310,270         18,627,077

Food & Drug Retailing--1.77%
  Nestle SA ~                                      50,000         13,036,810
                                                               --------------
  Total Switzerland                                               64,981,109

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

United Kingdom--18.12%

Banks--4.35%
  Lloyds TSB Group Plc                          1,736,000      $  15,731,567
  Royal Bank of Scotland Plc                      485,258         16,288,006
                                                               --------------
                                                                  32,019,573
                                                               --------------

Construction Materials--1.92%
  Hanson Plc                                    1,648,100         14,121,961

Consumer Goods--4.42%
  Marks & Spencer Group Plc ~                   2,500,000         16,428,399
  Kingfisher                                    2,717,600         16,127,163
                                                               --------------
                                                                  32,555,562
                                                               --------------

Media--2.06%
  Pearson Plc                                   1,260,000         15,171,794

Pharmaceuticals--2.53%
  GlaxoSmithKline Plc                             800,000         18,729,332

Telecommunications--2.84%
  Vodafone Group Plc                            7,760,978         21,002,259
                                                               --------------
  Total United Kingdom                                           133,600,481

Total Common Stock
  (Cost $549,714,382)                                            707,399,409
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--26.77%                           PAR/SHARES             VALUE
-----------------------------------------------------------------------------

Repurchase Agreements--3.67%
  State Street Repo, 0.90%, dated
    December 31, 2004, due January 3, 2005,
    repurchase price $27,004,025
    collateralized by 17,500,000 U.S.
    Treasury Bond, 10.625%, due August 15,
    2015, valued at $27,567,969 ^^^          $ 27,002,000         27,002,000

Short Term Investment

Trust--23.10%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004         170,165,570        170,165,570
                                                               --------------

Total Short Term Investments
  (Cost $197,167,570)                                            197,167,570
                                                               --------------

Total Investments--122.79%
  (Cost $746,881,952)                                            904,566,979
                                                               --------------

Other Assets & Liabilities-- -22.79%                            (167,911,456)
                                                               --------------
Total Net Assets--100%                                         $ 736,655,523
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Small Cap Growth Fund

-----------------------------------------------------------------------------
COMMON STOCK--97.58%                            SHARES             VALUE
-----------------------------------------------------------------------------

Aerospace--1.71%
  Applied Signal Technology Inc ~                  24,740      $     872,085
  Armor Holdings Inc *~                            17,700            832,254
  Hexcel Corp New *                                28,430            412,235
                                                               --------------
                                                                   2,116,574
                                                               --------------

Banks--3.23%
  Bank United Corp *~                              25,430            812,489
  Boston Private Financial
    Holdings Inc ~                                 31,550            888,764
  East West Bancorp Inc                            37,510          1,573,920
  Southwest Bancorporation
    of Texas Inc                                   30,810            717,565
                                                               --------------
                                                                   3,992,738
                                                               --------------

Chemicals--1.76%
  Airgas Inc ~                                     29,540            783,105
  Georgia Gulf Corp                                13,200            657,360
  Great Lakes Chemical Corp ~                      25,960            739,600
                                                               --------------
                                                                   2,180,065
                                                               --------------

Computer Software--9.93%
  Advent Software Inc *                            41,100            841,728
  Ariba Inc *~                                     49,290            818,214
  Avid Technology Inc *~                           20,180          1,246,115
  Infospace Inc *                                  19,410            922,946
  Integrated Device Technology Inc *               81,490            942,024
  Internet Cap Group Inc *                         54,200            487,800
  J2 Global Communications Inc *~                  19,130            659,985
  Open Solutions Inc *~                            30,370            788,405
  Openwave Systems Inc *~                          39,890            616,699
  Radisys Corp *                                   29,270            572,229
  Safenet Inc *~                                   25,260            928,052
  Synaptics Inc *                                  28,610            874,894
  Verint Systems Inc *~                            35,100          1,275,183
  Witness Systems Inc *                            74,630          1,303,040
                                                               --------------
                                                                  12,277,314
                                                               --------------

Consumer Products--1.72%
  Provide Commerce Inc *~                          11,910            442,457
  Ryland Group Inc ~                               11,720            674,369
  USANA Health Sciences Inc *~                     29,390          1,005,138
                                                               --------------
                                                                   2,121,964
                                                               --------------

Discount & Fashion
Retailing--5.61%
  Coldwater Creek Inc *                            33,504          1,034,268
  Genesco Inc *                                    32,560          1,013,918
  Hughes Supply Inc ~                              29,720            961,442
  Overstock.com Inc *~                             20,790          1,434,510
  Oxford Inds Inc ~                                18,150            749,595
  Quiksilver Inc *                                 24,420            727,472
  Stein Mart Inc *                                 59,450          1,014,217
                                                               --------------
                                                                   6,935,422
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Electrical & Electronics--11.53%
  Artesyn Technologies Inc *~                      75,300      $     850,890
  Benchmark Electronics Inc *~                     24,330            829,653
  Cymer Inc *~                                     23,060            681,192
  Formfactor Inc *~                                28,590            775,933
  Identix Inc *~                                   89,890            663,388
  Microsemi Corp *~                                61,340          1,064,862
  SBA Communications Corp *~                      129,520          1,201,946
  Semtech Corp *~                                  45,680            999,022
  Sigmatel Inc *                                   23,150            822,520
  Silicon Image Inc *                              66,450          1,093,767
  Trimble Navigation Ltd *~                        42,730          1,411,799
  Ubiquitel Inc *~                                105,610            751,943
  Varian Inc *                                     28,990          1,188,880
  Varian Semiconductor
    Equipment Association Inc *~                   25,230            929,726
  Viisage Technology Inc *                        108,700            979,387
                                                               --------------
                                                                  14,244,908
                                                               --------------

Finance--4.72%
  Affiliated Managers Group Inc *~                 18,029          1,221,284
  Euronet Worldwide Inc *                          23,690            616,414
  Investment Technology Group Inc *                19,100            382,000
  Jackson Hewitt Tax Service Inc ~                 38,750            978,438
  Jefferies Group Inc ~                            28,180          1,135,090
  Metris Companies Inc *                           49,720            633,930
  Wintrust Financial Corp ~                        15,110            860,666
                                                               --------------
                                                                   5,827,822
                                                               --------------

Health Care--19.39%
  Advanced Medical Optics Inc *~                   38,220          1,572,371
  American Healthways Inc *~                       30,470          1,006,729
  Amerigroup Corp *                                17,950          1,358,097
  Barrier Therapeutics Inc *~                      18,940            314,404
  CV Therapeutics Inc *~                           43,490          1,000,270
  Eyetech Pharmaceuticals Inc *~                   29,870          1,359,085
  Genesis HealthCare Corp *                        49,080          1,719,272
  Immucor Inc *                                    96,090          2,259,076
  Inamed Corp *                                    13,099            828,512
  Incyte Corp *~                                   82,640            825,574
  Kindred Healthcare Inc *~                        35,320          1,057,834
  Magellan Health Services Inc *~                  20,320            694,131
  Medicines Co *~                                  28,040            807,552
  MGI Pharma Inc *~                                52,770          1,478,088
  Mine Safety Appliances Co                        19,910          1,009,437
  Nektar Therapeutics *                            43,500            880,440
  Pharmion Corp *~                                 21,690            915,535
  ResMed Inc *~                                    29,540          1,509,494
  Serologicals Corp *                              21,520            476,022
  Sierra Health Services Inc *~                    26,040          1,435,064
  Telik Inc *~                                     36,050            689,997
  United Therapeutics Corp *~                      16,920            763,938
                                                               --------------
                                                                  23,960,922
                                                               --------------

Housing & Real Estate--1.43%
  Sunstone Hotel Investors Inc New ~               42,400            881,072
  Ventas Inc  REIT                                 32,430            888,906
                                                               --------------
                                                                   1,769,978
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Small Cap Growth Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Insurance--1.00%
  Direct General Corp ~                            20,500      $     658,050
  Platinum Underwriters
    Holdings Ltd ~                                 18,400            572,240
                                                               --------------
                                                                   1,230,290
                                                               --------------

Leisure Time Industries--4.97%
  PF Chang's China Bistro Inc ~                    22,800          1,284,780
  RARE Hospitality International
    Inc *~                                         22,960            731,506
  Red Robin Gourmet Burgers Inc *                  12,040            643,779
  Scientific Games Corp *                          64,690          1,542,210
  Shuffle Master Inc *~                            23,080          1,087,068
  Sonic Corp*                                      27,940            852,170
                                                               --------------
                                                                   6,141,513
                                                               --------------

Manufacturing--2.81%
  Bucyrus International Inc New                    24,810          1,008,278
  Cognex Corp                                      25,320            706,428
  Eagle Materials Inc ~                            10,230            883,361
  Wabash National Corp *~                          32,640            878,995
                                                               --------------
                                                                   3,477,062
                                                               --------------

Metals & Mining--2.84%
  Allegheny Technologies Inc ~                     39,260            850,764
  Century Aluminum Co *                            35,200            924,352
  Foundation Coal Holdings Inc *                   17,570            405,164
  Pan American Silver Corp *~                      32,650            521,747
  Steel Dynamics Inc ~                             21,430            811,768
                                                               --------------
                                                                   3,513,795
                                                               --------------

Publishing & Broadcasting--2.66%
  CNET Networks Inc *~                             80,280            901,544
  Cumulus Media Inc *                              52,740            795,319
  iVillage Inc *~                                 140,400            867,672
  Lions Gate Entertainment Corp *~                 68,630            728,851
                                                               --------------
                                                                   3,293,386
                                                               --------------

Service Industries--10.17%
  Audible Inc *~                                   27,900            726,795
  Coinstar Inc *~                                  28,860            774,314
  DiamondCluster International Inc *~              82,190          1,177,783
  Digital River Inc *                              27,680          1,151,765
  Elong Inc *~                                     37,600            701,240
  Insight Enterprises Inc *~                       58,920          1,209,038
  Korn/Ferry International *~                      49,550          1,028,163
  Labor Ready Inc *~                               49,300            834,156
  Navarre Corp *~                                  66,400          1,168,640
  Navigant Consulting Inc *~                       50,990          1,356,334
  Resources Connection Inc *~                      15,850            860,814
  Sapient Corp *                                  112,610            890,745
  Shopping.com Ltd *~                              24,330            687,323
                                                               --------------
                                                                  12,567,110
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Telecommunications--5.10%
  Digi International Inc *                         33,620      $     577,928
  F5 Networks Inc *~                               36,520          1,779,254
  Ixia Co *~                                       63,960          1,075,168
  NMS Communications Corp *~                      103,230            651,381
  Powerwave Technologies Inc *~                   175,160          1,485,357
  Sonus Networks Inc *~                           128,050            733,727
                                                               --------------
                                                                   6,302,815
                                                               --------------

Transportation--2.28%
  EGL Inc *~                                       40,260          1,203,371
  Landstar Systems Inc *~                          11,580            852,751
  Pacer International Inc *                        35,480            754,305
                                                               --------------
                                                                   2,810,427
                                                               --------------

Utilities & Power--4.72%
  CARBO Ceramics Inc                                9,860            680,340
  Core Laboratories N.V. *                         30,620            714,976
  Energy Partners Ltd *~                           25,940            525,804
  Holly Corp ~                                     30,330            845,297
  Hydril Co *~                                     16,550            753,190
  Interoil Corp *~                                 17,180            650,091
  Quicksilver Resources Inc *~                     26,140            961,428
  Southwestern Energy Co *                         13,730            695,973
                                                               --------------
                                                                   5,827,099
                                                               --------------
Total Common Stock
  (Cost $98,911,530)                                             120,591,204
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--24.94%                             SHARES             VALUE
-----------------------------------------------------------------------------

Short Term Investment
Fund--2.26%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004           2,788,451          2,788,451
                                                               --------------

Short Term Investment
Trust--22.68%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004          28,041,453         28,041,453
                                                               --------------

Total Short Term Investments
  (Cost $30,829,904)                                              30,829,904
                                                               --------------

Total Investments--122.52%
  (Cost $129,741,434)                                            151,421,108
                                                               --------------
Other Assets & Liabilities-- -22.52%                             (27,834,423)
                                                               --------------
Total Net Assets--100%                                         $ 123,586,685
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Mid Cap Growth Fund

-----------------------------------------------------------------------------
COMMON STOCK--97.42%                            SHARES             VALUE
-----------------------------------------------------------------------------

Banks--2.42%
  City National Corp                                6,840      $     483,246
  Silicon Valley Bancshares *~                     12,460            558,457
  Sovereign Bancorp Inc                            28,590            644,705
  UCBH Holdings Inc ~                              16,710            765,652
                                                               --------------
                                                                   2,452,060
                                                               --------------

Computer Software--8.25%
  Amdocs Ltd *                                     18,160            476,700
  Apple Computer Inc *                             26,070          1,678,908
  Ariba Inc *~                                     42,750            709,650
  Avid Technology Inc *                            12,580            776,815
  Citrix Systems Inc *                             29,330            719,465
  Cogent Inc *~                                    15,450            509,850
  Cognizant Technology
    Solutions Corp *                               18,470            781,835
  Macromedia Inc *                                 24,420            759,950
  McAfee Inc *                                     35,450          1,025,569
  TIBCO Software Inc *                             67,990            906,987
                                                               --------------
                                                                   8,345,729
                                                               --------------

Consumer Products--0.47%
  Harman International Industries Inc               3,740            474,980

Discount & Fashion
Retailing--7.98%
  American Eagle Outfitters Inc                    11,730            552,483
  Bed Bath & Beyond Inc *                          33,050          1,316,382
  Chico's FAS Inc *                                26,730          1,217,017
  Coach Inc *                                      33,600          1,895,040
  Overstock.com Inc *                               8,050            555,450
  Radioshack Corp                                  18,940            622,747
  Urban Outfitters Inc *                           17,130            760,572
  Williams-Sonoma Inc *                            32,770          1,148,261
                                                               --------------
                                                                   8,067,952
                                                               --------------

Electrical & Electronics--8.38%
  Advanced MicroDevices Inc  *~                    47,390          1,043,528
  Benchmark Electronics Inc *                      16,510            562,991
  Cymer Inc *                                      27,550            813,827
  KLA Tencor Corp *                                23,870          1,111,865
  Lam Research Corp *                              43,340          1,252,959
  Marvell Technology Group Ltd *                   36,180          1,283,305
  PMC - Sierra Inc *                              110,450          1,242,563
  Sanmina SCI Corp *                              137,720          1,166,488
                                                               --------------
                                                                   8,477,526
                                                               --------------

Finance--9.03%
  Affiliated Managers Group Inc *~                 12,010            813,557
  Alliance Data Systems Corp *                     18,950            899,746
  Ameritrade Holding Corp New *                    39,300            558,846
  Bear Stearns Companies Inc *                      4,580            468,580
  CheckFree Corp *                                 28,930          1,101,654
  Doral Financial Corp                              8,490            418,133
  E Trade Financial Corp *                         85,790          1,282,561
  Fiserv Inc *                                     10,630            427,220
  Global Payments Inc ~                            13,250            775,655
  Northern Trust Corp                              12,370            600,935

-----------------------------------------------------------------------------
COMMON STOCK                                     SHARES             VALUE
-----------------------------------------------------------------------------

Finance (continued)
  SEI Investments Co                               10,720      $     449,490
  T Rowe Price Group Inc                           21,510          1,337,922
                                                               --------------
                                                                   9,134,299
                                                               --------------

Food--3.16%
  Constellation Brands Inc *                       10,500            488,355
  McCormick & Company Inc                          17,750            685,150
  Whole Foods Market Inc                            5,580            532,053
  Yum! Brands Inc                                  31,650          1,493,247
                                                               --------------
                                                                   3,198,805
                                                               --------------

Fuel--0.49%
  Smith International Inc *                         9,170            498,940

Health Care--19.17%
  Amerigroup Corp *                                 7,030            531,890
  Bausch + Lomb Inc *                              15,700          1,012,022
  Biomet Inc                                       23,280          1,010,119
  C.R. Bard Inc *                                  22,210          1,420,996
  Dade Behring Holdings Inc *                       9,770            547,120
  Elan Corporation Plc *~                          18,370            500,583
  Eyetech Pharmaceuticals Inc *~                   11,250            511,875
  Fisher Scientific International Inc *            24,980          1,558,252
  Genzyme Corp *                                   12,710            738,070
  INAMED Corp *                                    17,260          1,091,695
  Laboratory Corporation of
    America Holdings *                             15,110            752,780
  Lyondell Chemical Co                             24,900            720,108
  Manor Care Inc                                   15,560            551,291
  Medco Health Solutions Inc *                     13,820            574,912
  Medicines Co *                                   15,030            432,864
  MedImmune Inc *                                  18,200            493,402
  MGI Pharma Inc *                                 27,230            762,712
  Neurocrine Biosciences Inc *~                    16,620            819,366
  PacifiCare Health Systems Inc *                  14,030            792,976
  Patterson Companies Inc *~                       17,840            774,078
  Sepracor Inc *~                                  10,590            628,728
  The Cooper Companies Inc                         10,590            747,548
  Waters Corp *                                    19,800            926,442
  Wellpoint Inc *                                  13,000          1,495,000
                                                               --------------
                                                                  19,394,829
                                                               --------------

Household Products--0.69%
  The Clorox Co                                    11,830            697,142

Leisure Time Industries--8.64%
  Dreamworks Animation SKG Inc *                   17,590            659,801
  Host Marriott Corp * REIT                        35,950            621,935
  Marriott International Inc                       25,080          1,579,538
  MGM Mirage Inc *                                 13,860          1,008,176
  PF Chang's China Bistro Inc *~                    8,720            491,372
  Scientific Games Corp *                          27,480            655,123
  Sirius Satellite Radio Inc *~                    56,390            431,384
  Starwood Hotels & Resorts
    Worldwide Inc REIT                             14,340            837,456
  Station Casinos Inc                              16,930            925,732
  WMS Industries Inc *~                            22,610            758,339
  Wynn Resorts Ltd *~                              11,470            767,572
                                                               --------------
                                                                   8,736,428
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Mid Cap Growth Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Manufacturing--4.06%
  American Standard Companies Inc *                17,170      $     709,464
  Eaton Corp                                        7,470            540,529
  Pentair Inc                                      23,340          1,016,690
  Rockwell Automation Inc                          20,840          1,032,622
  Roper Industries Inc *                           13,270            806,418
                                                               --------------
                                                                   4,105,723
                                                               --------------

Metals & Mining--2.13%
  AK Steel Holding Corp *~                         39,450            570,842
  Allegheny Technologies Inc                       22,720            492,342
  Ashland Inc *                                    10,710            625,250
  Grant Prideco Inc *                              23,120            463,555
                                                               --------------
                                                                   2,151,989
                                                               --------------

Oil & Gas--3.58%
  BJ Services Co *                                 10,750            500,304
  Peabody Energy Corp                               4,940            399,695
  Range Resources Corp ~                           27,470            562,036
  Transocean Inc *                                 17,530            743,096
  Ultra Petroleum Corp *                            9,930            477,931
  XTO Energy Inc                                   26,652            942,948
                                                               --------------
                                                                   3,626,010
                                                               --------------

Service Industries--7.27%
  Ask Jeeves Inc *~                                29,100            778,425
  CDW Corp                                         15,140          1,004,539
  ChoicePoint Inc *                                15,940            733,081
  Expeditors International of
    Washington Inc                                 13,820            772,262
  Monster Worldwide Inc *                          45,830          1,541,721
  Robert Half International Inc                    34,580          1,017,689
  VeriSign Inc *                                   45,020          1,509,070
                                                               --------------
                                                                   7,356,787
                                                               --------------

Telecommunications--8.27%
  American Tower Corp *                            26,660            490,544
  CNET Networks Inc *~                             74,450            836,074
  Comverse Technology Inc *                        51,750          1,265,288
  F5 Networks Inc *~                               24,840          1,210,205
  Juniper Networks Inc *~                          75,250          2,046,048
  Polycom Inc *                                    52,360          1,221,035
  Sonus Networks Inc *~                            94,190            539,709
  Western Wireless Corp *~                         25,680            752,424
                                                               --------------
                                                                   8,361,327
                                                               --------------

Transportation--2.22%
  Southwest Airlines Co                            60,890            991,289
  Teekay Shipping Corp ~                           15,950            671,655
  Yellow Roadway Corp *                            10,320            574,926
                                                               --------------
                                                                   2,237,870
                                                               --------------

Utilities--1.21%
  Alamosa Holdings Inc *~                          42,220            526,483
  NII Holdings Inc *~                              14,560            690,872
                                                               --------------
                                                                   1,217,355
                                                               --------------

Total Common Stock
  (Cost $80,880,956)                                              98,535,751
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--18.54%                             SHARES             VALUE
-----------------------------------------------------------------------------

Short Term Investment
Fund--1.93%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004           1,953,353      $   1,953,353
                                                               --------------

Short Term Investment
Trust--16.61%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004          16,803,937         16,803,937
                                                               --------------
Total Short Term Investments
  (Cost $18,757,290)                                              18,757,290
                                                               --------------
Total Investments--115.96%
  (Cost $99,638,246)                                             117,293,041
                                                               --------------
Other Assets & Liabilities-- -15.96%                             (16,145,969)
                                                               --------------
Total Net Assets--100%                                         $ 101,147,072
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund

-----------------------------------------------------------------------------
COMMON STOCK--99.25%                            SHARES             VALUE
-----------------------------------------------------------------------------

Computer Software--11.98%
  Adobe Systems Inc                                61,000      $   3,827,140
  Electronic Arts Inc *                           199,900         12,329,832
  Google Inc - Class A *                           47,700          9,210,870
  Mercury Interactive Corp *~                     100,500          4,577,775
  Microsoft Corp                                  497,700         13,293,567
  SAP AG ADR                                      180,900          7,997,589
                                                               --------------
                                                                  51,236,773
                                                               --------------

Consumer Products--6.32%
  Estee Lauder Companies Inc - Class A            106,400          4,869,928
  Harman International Industries Inc              36,600          4,648,200
  Procter & Gamble Co                             100,900          5,557,572
  Starbucks Corp *                                191,900         11,966,884
                                                               --------------
                                                                  27,042,584
                                                               --------------

Discount & Fashion
Retailing--9.21%
  Bed Bath & Beyond Inc *                         137,400          5,472,642
  Chico's  FAS Inc *~                             174,700          7,954,091
  Coach Inc *                                      77,000          4,342,800
  Lowe's Companies Inc                             92,200          5,309,798
  Petsmart Inc                                    121,800          4,327,554
  Target Corp                                     203,500         10,567,755
  Williams-Sonoma Inc *                            40,900          1,433,136
                                                               --------------
                                                                  39,407,776
                                                               --------------

Electrical & Electronics--8.29%
  Agilent Technologies Inc *                      266,300          6,417,830
  General Electric Co                             446,400         16,293,600
  Marvell Technology Group Ltd *                  208,400          7,391,948
  Maxim Integrated Products Inc                   126,300          5,353,857
                                                               --------------
                                                                  35,457,235
                                                               --------------

Finance--10.02%
  American Express Co                             182,000         10,259,340
  Goldman Sachs Group Inc                          51,000          5,306,040
  Lehman Brothers Holdings Inc                     48,900          4,277,772
  JPMorgan Chase & Co                             257,752         10,054,906
  Merrill Lynch & Co Inc                          143,100          8,553,087
  Charles Schwab Corp                             369,800          4,422,808
                                                               --------------
                                                                  42,873,953
                                                               --------------

Food--3.93%
  Costco Wholesale Corp                            74,100          3,587,181
  Cadbury Schweppes ADR ~                         116,700          4,399,590
  Whole Foods Market Inc ~                         92,500          8,819,875
                                                               --------------
                                                                  16,806,646
                                                               --------------

Fuel--4.50%
  Schlumberger Ltd                                166,400         11,140,480
  Suncor Energy Inc                                38,700          1,369,980
  Total SA ADR ~                                   61,300          6,733,192
                                                               --------------
                                                                  19,243,652
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Health Care--17.34%
  Alcon Inc                                        56,600      $   4,561,960
  Allergan Inc                                     61,100          4,953,377
  Amgen Inc *                                     134,000          8,596,100
  Caremark Rx Inc *                               172,700          6,809,561
  Genentech Inc *                                 156,100          8,498,084
  Gilead Sciences Inc *                           194,100          6,791,559
  Eli Lilly & Co                                  135,000          7,661,250
  MedImmune Inc *                                 122,900          3,331,819
  Novartis AG ADR                                 172,400          8,713,096
  Roche Holding AG ADR ~                           78,200          9,002,181
  UnitedHealth Group Inc                           59,500          5,237,785
                                                               --------------
                                                                  74,156,772
                                                               --------------

Insurance--2.67%
  American International Group Inc                 96,725          6,351,931
  Wellpoint Inc *                                  44,000          5,060,000
                                                               --------------
                                                                  11,411,931
                                                               --------------

Office Equipment &
Computers--6.11%
  Apple Computer Inc *                            145,800          9,389,520
  Dell Inc *                                      245,700         10,353,798
  International Business
    Machines Corp                                  38,300          3,775,614
  Lexmark International Inc - Class A *            30,700          2,609,500
                                                               --------------
                                                                  26,128,432
                                                               --------------

Publishing & Broadcasting--2.03%
  Dreamworks Animation SKG
    Inc - Class A *                                 5,200            195,052
  Sirius Satellite Radio Inc *~                   207,600          1,588,140
  Univision Communications
    Inc - Class A *~                              155,700          4,557,339
  XM Satellite Radio Holdings
    Inc - Class A *~                               62,800          2,362,536
                                                               --------------
                                                                   8,703,067
                                                               --------------

Service Industries--10.22%
  eBay Inc *                                      145,700         16,941,996
  Navteq Corp *                                    62,400          2,892,864
  Paychex Inc                                      41,900          1,427,952
  United Parcel Service Inc - Class B              89,900          7,682,854
  Yahoo! Inc *                                    391,300         14,744,184
                                                               --------------
                                                                  43,689,850
                                                               --------------

Telecommunications--6.63%
  Cisco Systems Inc *                             365,200          7,048,360
  Nextel Communications
    Inc - Class A *                               214,700          6,441,000
  Qualcomm Inc                                    210,700          8,933,680
  Research In Motion Ltd *~                        71,400          5,884,787
                                                               --------------
                                                                  28,307,827
                                                               --------------
Total Common Stock
  (Cost $343,444,643)                                            424,466,498
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Large Cap Growth Fund continued

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--4.77%                            PAR/SHARES           VALUE
-----------------------------------------------------------------------------

Commercial Paper--0.31%
  Citicorp
  2.00% January 3, 2005 @                    $  1,321,000      $   1,321,000
                                                               --------------

Short Term Investment
Trust--4.46%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004          19,064,497         19,064,497
                                                               --------------

Total Short Term Investments
  (Cost $20,385,497)                                              20,385,497
                                                               --------------
Total Investments--104.02%
  (Cost $363,830,140)                                            444,851,995
                                                               --------------

Other Assets & Liabilities-- -4.02%                              (17,177,169)
                                                               --------------
Total Net Assets--100%                                         $ 427,674,826
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Value Fund

-----------------------------------------------------------------------------
COMMON STOCK--95.78%                            SHARES             VALUE
-----------------------------------------------------------------------------

Banks--3.29%
  Bank of America Corp                             37,980      $   1,784,680
  Bank of New York Company Inc                     78,900          2,636,838
  Mellon Financial Corp                            87,700          2,728,347
  U.S. Bancorp                                     28,800            902,016
  Wachovia Corp                                    29,900          1,572,740
  Wells Fargo & Co                                 28,500          1,771,275
                                                               --------------
                                                                  11,395,896
                                                               --------------

Chemicals--2.66%
  E.I. du Pont de Nemours and Co                   76,500          3,752,325
  Monsanto Co                                      30,200          1,677,610
  Potash Corporation of
    Saskatchewan Inc ~                             18,300          1,519,998
  Praxair Inc                                      51,000          2,251,650
                                                               --------------
                                                                   9,201,583
                                                               --------------

Computer Software--3.44%
  Electronic Data Systems Corp                    412,220          9,522,282
  Microsoft Corp                                   89,300          2,385,203
                                                               --------------
                                                                  11,907,485
                                                               --------------

Consumer Products--7.25%
  Altria Group Inc                                186,140         11,373,154
  Clorox Co                                        19,500          1,149,135
  Coca Cola Co                                    122,500          5,099,675
  Gillette Co                                      35,300          1,580,734
  Kimberly-Clark Corp                              25,600          1,684,736
  Newell Rubbermaid Inc ~                          57,000          1,378,830
  PepsiCo Inc                                      54,000          2,818,800
                                                               --------------
                                                                  25,085,064
                                                               --------------

Discount & Fashion
Retailing--3.31%
  CVS Corp                                        148,490          6,692,444
  Federated Department Stores Inc                   2,600            150,254
  Gap Inc                                          80,800          1,706,496
  NIKE Inc - Class B                               19,000          1,723,110
  Target Corp                                      22,700          1,178,811
                                                               --------------
                                                                  11,451,115
                                                               --------------

Electrical & Electronics--2.22%
  Emerson Electric Co                              21,400          1,500,140
  General Electric Co                             126,500          4,617,250
  Honeywell International Inc                      34,000          1,203,940
  Teradyne Inc *~                                  20,900            356,763
                                                               --------------
                                                                   7,678,093
                                                               --------------

Finance--16.42%
  American Express Co                             223,340         12,589,676
  Citigroup Inc                                    71,200          3,430,416
  Fannie Mae                                      125,940          8,968,187
  Freddie Mac                                     218,980         16,138,826
  Goldman Sachs Group Inc                          10,000          1,040,400
  J.P. Morgan Chase & Co                          121,004          4,720,366
  Marshall & Ilsley Corp ~                         18,000            795,600
  MBNA Corp                                        38,100          1,074,039
  Merrill Lynch & Co Inc                          135,280          8,085,686
                                                               --------------
                                                                  56,843,196
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Food--7.92%
  Archer-Daniels-Midland Co                        24,800      $     553,288
  HJ Heinz Co                                      30,000          1,169,700
  Kellogg Co                                       33,100          1,478,246
  Kraft Foods Inc                                 323,930         11,535,147
  Kroger Co *                                     503,140          8,825,076
  Safeway Inc                                     195,700          3,863,118
                                                               --------------
                                                                  27,424,575
                                                               --------------

Fuel--3.99%
  Baker Hughes Inc                                 55,100          2,351,117
  Exxon Mobil Corp                                177,800          9,114,028
  Schlumberger Ltd                                 34,900          2,336,555
                                                               --------------
                                                                  13,801,700
                                                               --------------

Health Care--13.92%
  Baxter International Inc                         76,500          2,642,310
  Bristol-Myers Squibb Co                          51,700          1,324,554
  Cardinal Health Inc                              37,400          2,174,810
  GlaxoSmithKline Plc *~                           17,600            834,064
  Guidant Corp                                      3,900            281,190
  HCA Inc                                         113,000          4,515,480
  Johnson & Johnson                                39,000          2,473,380
  MedImmune Inc *                                  26,100            707,571
  Merck & Co Inc                                   60,400          1,941,256
  Novartis AG ADR                                  56,200          2,840,348
  Pfizer Inc                                      435,140         11,700,915
  Schering-Plough Corp                            114,000          2,380,320
  Tenet Healthcare Corp                           570,800          6,267,384
  Wyeth                                           190,000          8,092,100
                                                               --------------
                                                                  48,175,682
                                                               --------------

Insurance--4.65%
  American International Group Inc                 35,900          2,357,553
  CIGNA Corp                                       20,800          1,696,656
  Hartford Financial Services
    Group Inc                                      11,400            790,134
  Marsh & McLennan Companies Inc                  295,400          9,718,660
  Old Republic International Corp                  61,005          1,543,427
                                                               --------------
                                                                  16,106,430
                                                               --------------

Leisure Time Industries--1.29%
  The Walt Disney Co                              160,400          4,459,120

Manufacturing--6.45%
  Deere & Company                                  73,400          5,460,960
  Eaton Corp                                       36,500          2,641,140
  Illinois Tool Works Inc                          13,100          1,214,108
  Parker Hannifin Corp                             26,300          1,991,962
  Tyco International Ltd                          308,100         11,011,494
                                                               --------------
                                                                  22,319,664
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Value Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES              VALUE
-----------------------------------------------------------------------------

Metals & Mining--1.36%
  Alcoa Inc                                        77,000      $   2,419,340
  Newmont Mining Corp                              51,700          2,295,997
                                                               --------------
                                                                   4,715,337
                                                               --------------

Office Equipment &
Computers--3.23%
  Apple Computer Inc *                             30,800          1,983,520
  EMC Corp *                                      238,500          3,546,495
  Pitney Bowes Inc                                 58,100          2,688,868
  Xerox Corp *                                    174,000          2,959,740
                                                               --------------
                                                                  11,178,623
                                                               --------------

Paper & Forest Products--1.30%
  International Paper Co                          106,800          4,485,600

Publishing & Broadcasting--3.53%
  Clear Channel Communications Inc                 55,200          1,848,648
  Interpublic Group of Companies Inc              261,730          3,507,182
  Time Warner Inc                                 178,450          3,469,068
  Tribune Co                                       43,700          1,841,518
  Viacom Inc                                       42,900          1,561,131
                                                               --------------
                                                                  12,227,547
                                                               --------------

Service Industries--1.06%
  United Parcel Service Inc                        22,000          1,880,120
  Waste Management Inc                             59,600          1,784,424
                                                               --------------
                                                                   3,664,544
                                                               --------------
Telecommunications--3.95%
  Comcast Corp *                                  104,800          3,441,632
  Corning Inc *                                    35,400            416,658
  Motorola Inc                                    195,300          3,359,160
  SBC Communications Inc                           79,100          2,038,407
  Sprint Corp                                      36,600            909,510
  Verizon Communications Inc                       86,200          3,491,962
                                                               --------------
                                                                  13,657,329
                                                               --------------

Transportation--1.43%
  Canadian National Railway Co                     31,100          1,904,875
  CSX Corp                                         22,900            917,832
  Union Pacific Corp                               31,765          2,136,196
                                                               --------------
                                                                   4,958,903
                                                               --------------

Utilities & Power--3.11%
  El Paso Corp ~                                  734,750          7,641,400
  Global Santa Fe Corp                             17,300            572,803
  Progress Energy Inc                              20,400            922,896
  Solectron Corp *                                314,300          1,675,219
                                                               --------------
                                                                  10,812,318
                                                               --------------

Total Common Stock
  (Cost $285,443,525)                                            331,549,804
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--6.43%                              SHARES              VALUE
-----------------------------------------------------------------------------

Short Term Investment
Fund--4.55%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004          15,744,925      $  15,744,925
                                                               --------------

Short Term Investment
Trust--1.88%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004           6,511,263          6,511,263
                                                               --------------

Total Short Term Investments
  (Cost $22,256,188)                                              22,256,188
                                                               --------------

Total Investments--102.21%
  (Cost $307,699,713)                                            353,805,992
                                                               --------------
Other Assets & Liabilities-- -2.21%                               (7,647,508)
                                                               --------------
Total Net Assets--100%                                         $ 346,158,484
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund

-----------------------------------------------------------------------------
COMMON STOCK--45.28%                            SHARES             VALUE
-----------------------------------------------------------------------------

Aerospace--0.87%
  Boeing Co                                         5,672      $     293,639
  General Dynamics Corp                             2,220            232,212
  Goodrich Corp                                     8,500            277,440
  Lockheed Martin Corp                              2,634            146,319
  Northrop Grumman Corp                             1,192             64,797
  Raytheon Co                                       3,170            123,091
  Rockwell Collins Inc                                950             37,468
  United Technologies Corp                          5,460            564,291
                                                               --------------
                                                                   1,739,257
                                                               --------------

Automotive--0.82%
  Cooper Tire & Rubber Co                             300              6,465
  Cummins Inc                                       2,200            184,338
  Dana Corp                                         3,050             52,857
  Eaton Corp                                        6,400            463,104
  Ford Motor Corp                                  22,887            335,066
  General Motors Corp ~                             5,310            212,719
  Goodyear Tire and Rubber Co *~                      700             10,262
  Navistar International Corp *                       300             13,194
  Paccar Inc                                        4,435            356,929
                                                               --------------
                                                                   1,634,934
                                                               --------------

Banks--3.55%
  Bank of America Corp                             43,022          2,021,604
  Bank of New York Company Inc                      2,280             76,198
  BB&T Corp                                         1,910             80,316
  Comerica Inc                                      3,150            192,213
  Fifth Third Bancorp                               3,132            148,081
  First Horizon National Corp                         700             30,177
  JP Morgan Chase & Co                             26,693          1,041,294
  KeyCorp                                           4,300            145,770
  Lincoln National Corp                               600             28,008
  Marshall & Ilsley Corp                              850             37,570
  MBNA Corp                                        12,138            342,170
  National City Corp                                8,900            334,195
  Northern Trust Corp                               4,000            194,320
  North Fork Bancorporation Inc                     2,700             77,895
  Regions Financial Corp                            1,717             61,108
  Sovereign Bancorp Inc                             7,800            175,890
  State Street Corp ^^^                             1,190             58,453
  SunTrust Banks Inc                                3,790            280,005
  U.S. Bancorp                                     15,383            481,796
  Wachovia Corp                                    10,823            569,290
  Wells Fargo & Co                                 11,180            694,837
                                                               --------------
                                                                   7,071,190
                                                               --------------

Chemicals--0.95%
  Air Products and Chemicals Inc                      200             11,594
  Dow Chemical Co                                  10,118            500,942
  E.I. du Pont de Nemours & Co                      9,164            449,494
  Eastman Chemical Co ~                             4,625            267,001
  Engelhard Corp                                      450             13,802
  FMC Corp                                          4,900            236,670
  Hercules Inc *                                      350              5,198
  International Flavors & Fragrances Inc              300             12,852
  PPG Industries Inc                                4,500            306,720
  Rohm and Haas Co                                  2,151             95,139
                                                               --------------
                                                                   1,899,412
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Computer Software--2.45%
  Adobe Systems Inc                                 1,100      $      69,014
  Affiliated Computer Services Inc *                3,900            234,741
  Automatic Data Processing Inc                       750             33,263
  BMC Software Inc *                                7,800            145,080
  Citrix Systems Inc *                              1,050             25,757
  Computer Associates International Inc             1,683             52,274
  Computer Sciences Corp *                          8,650            487,601
  Comverse Technology Inc *                         2,600             63,570
  Electronic Data Systems Corp                        720             16,632
  First Data Corp                                   3,408            144,976
  Intuit Inc *                                      3,600            158,436
  Microsoft Corp                                   89,820          2,399,092
  Oracle Corp *                                    45,428            623,272
  Siebel Systems Inc *                              5,100             53,550
  Symantec Corp *                                  13,000            334,880
  VERITAS Software Corp *                           1,490             42,540
                                                               --------------
                                                                   4,884,678
                                                               --------------

Conglomerates--0.14%
  Honeywell International Inc                       1,466             51,911
  Rockwell Automation Inc                           4,590            227,435
                                                               --------------
                                                                     279,346
                                                               --------------

Consumer Products--3.20%
  Alberto-Culver Co                                 3,800            184,566
  Altria Group Inc                                 17,770          1,085,747
  Anheuser-Busch Companies Inc                      5,760            292,205
  Avon Products Inc                                 2,200             85,140
  Bed Bath & Beyond Inc *                           1,000             39,830
  Best Buy Co Inc                                   4,280            254,318
  BJ Services Co                                    1,000             46,540
  Brown-Forman Corp                                   678             33,005
  Clorox Co                                         3,750            220,988
  Coca-Cola Co                                     20,460            851,750
  Coca-Cola Enterprises Inc                         8,900            185,565
  Colgate-Palmolive Co                              2,100            107,436
  Fortune Brands Inc                                  500             38,590
  Gillette Co                                       8,110            363,166
  Harley-Davidson Inc                               1,090             66,218
  Masco Corp                                        9,340            341,190
  Newell Rubbermaid Inc                             1,100             26,609
  NIKE Inc                                            930             84,342
  PepsiCo Inc                                      11,153            582,187
  Procter & Gamble Co                              22,920          1,262,434
  RadioShack Corp                                   4,900            161,112
  Reebok International Ltd                            219              9,636
  Starbucks Corp *                                    200             12,472
  UST Inc                                             580             27,904
                                                               --------------
                                                                   6,362,950
                                                               --------------

Containers & Packing--0.02%
  Ball Corp                                           400             17,592
  Bemis Company Inc                                   400             11,636
  Temple Inland Inc                                   200             13,680
                                                               --------------
                                                                      42,908
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Asset Allocation Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Discount & Fashion
Retailing--2.99%
  AutoZone Inc *                                      450      $      41,090
  Coach Inc *                                         500             28,200
  Costco Wholesale Corp                             7,350            355,814
  CVS Corp                                          6,800            306,476
  Federated Department Stores Inc                   7,400            427,646
  Gap Inc                                           9,237            195,085
  Home Depot Inc                                   20,394            871,640
  JC Penney Inc                                     9,100            376,740
  Jones Apparel Group Inc                           4,900            179,193
  Kohls Corp *                                      1,150             56,546
  Limited Brands Inc                                  390              8,978
  Lowe's Companies Inc                              7,030            404,858
  Nordstrom Inc                                     4,200            196,266
  OfficeMax Inc                                       300              9,414
  Office Depot Inc *                               13,600            236,096
  Sears Roebuck & Co                                  680             34,700
  Sherwin-Williams Co                                 550             24,547
  Target Corp                                       5,550            288,212
  Tiffany & Co                                        500             15,985
  TJX Companies Inc                                 1,750             43,978
  Toys "R" Us Inc *                                 5,200            106,444
  Walgreen Co                                       3,640            139,667
  Wal-Mart Stores Inc                              29,390          1,552,380
                                                               --------------
                                                                   5,899,955
                                                               --------------

Electrical & Electronics--3.12%
  Agilent Technologies Inc *                        2,179             52,514
  Altera Corp *                                     1,760             36,432
  American Power Conversion Corp                      700             14,980
  Analog Devices Inc                                1,310             48,365
  Arrow Electronics Inc *                           6,900            167,670
  Broadcom Corp *                                   1,330             42,932
  Emerson Electric Co                               1,460            102,346
  General Electric Co                              78,380          2,860,870
  Intel Corp                                       50,410          1,179,090
  Jabil Circuit Inc *                               7,700            196,966
  Johnson Controls Inc                              4,800            304,512
  KLA-Tencor Corp *                                   300             13,974
  Linear Technology Corp                            2,600            100,776
  Maxim Integrated Products Inc                     1,360             57,650
  Micron Technology Inc *                           2,860             35,321
  Millipore Corp *                                    800             39,848
  Molex Inc                                           700             21,000
  National Semiconductor Corp                       1,800             32,310
  Reynolds American Inc ~                           2,500            196,500
  Sanmina-SCI Corp *                                1,800             15,246
  Solectron Corp *                                    900              4,797
  Tech Data Corp *                                  2,900            131,660
  Tektronix Inc                                     2,150             64,952
  Texas Instruments Inc                            18,160            447,099
  Thermo Electron Corp *                            1,250             37,738
                                                               --------------
                                                                   6,205,548
                                                               --------------

Finance--3.74%
  Ambac Financial Group Inc                           400             32,852
  American Express Co                              15,230            858,515

-----------------------------------------------------------------------------
COMMON STOCK                                   SHARES               VALUE
-----------------------------------------------------------------------------

Finance (continued)
  Bear Stearns Companies Inc                          800      $      81,848
  Capital One Financial Corp                        3,590            302,314
  Charles Schwab Corp                               7,515             89,879
  Cincinnati Financial Corp                         1,970             87,192
  Citigroup Inc #                                  45,980          2,215,316
  Coutrywide Financial Corp                         2,398             88,750
  E*TRADE Financial Corp *                          1,200             17,940
  Fannie Mae                                        9,420            670,798
  Franklin Resources Inc                              800             55,720
  Freddie Mac                                       7,550            556,435
  Golden West Financial Corp                        3,400            208,828
  Goldman Sachs Group Inc                           2,300            239,292
  H & R Block Inc                                     550             26,950
  Huntington Bancshares Inc                         3,200             79,296
  Jefferson Pilot Corp                                500             25,980
  Lehman Brothers Holdings Inc                      3,880            339,422
  Merrill Lynch & Co Inc                            7,850            469,195
  Morgan Stanley                                    4,196            232,962
  Paychex Inc                                         895             30,502
  PMC Sierra Inc *                                  2,100             23,625
  Providian Financial Corp *                       18,100            298,107
  Prudential Financial Inc                          4,430            243,473
  SLM Corp                                          1,850             98,772
  T Rowe Price Group Inc                              100              6,220
  Washington Mutual Inc                             1,620             68,494
                                                               --------------
                                                                   7,448,677
                                                               --------------

Food--0.88%
  Archer-Daniels-Midland Co                         3,605             80,428
  Campbell Soup Co                                  1,300             38,857
  General Mills Inc                                 3,800            188,898
  H.J. Heinz Co                                     1,900             74,081
  Hershey Foods Corp                                3,480            193,279
  Kellogg Co                                        1,450             64,757
  McDonald's Corp                                  10,670            342,080
  Sara Lee Corp                                     2,800             67,592
  Smithfield Foods Inc *                            5,200            153,868
  SUPERVALU Inc                                     6,600            227,832
  Sysco Corp                                        1,310             50,003
  Wendy's International Inc                         5,600            219,856
  Yum! Brands Inc                                   1,266             59,730
                                                               --------------
                                                                   1,761,261
                                                               --------------

Fuel--2.93%
  Amerada Hess Corp                                   740             60,961
  Anadarko Petroleum Corp                           3,018            195,597
  Apache Corp                                       4,154            210,068
  Ashland Inc                                         300             17,514
  Baker Hughes Inc                                  5,140            219,324
  Burlington Resources Inc                          1,300             56,550
  ChevronTexaco Corp                               12,950            680,005
  ConocoPhillips                                    5,972            518,549
  Dynegy Inc *~                                     1,000              4,620
  El Paso Corp                                      1,898             19,739
  Exxon Mobil Corp                                 51,828          2,656,703
  Halliburton Co                                    1,550             60,822
  Kerr-McGee Corp                                     700             40,453

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Fuel (continued)
  Marathon Oil Corp                                 9,370      $     352,406
  Nabors Industries Ltd *                           1,800             92,322
  Occidental Petroleum Inc                          6,450            376,422
  Rowan Companies Inc *                               900             23,310
  Schlumberger Ltd                                  3,080            206,206
  Transocean Inc *                                    941             39,889
                                                               --------------
                                                                   5,831,460
                                                               --------------

Health Care--5.25%
  Abbott Laboratories                               5,560            259,374
  Allergan Inc                                        470             38,103
  AmerisourceBergen Corp                              550             32,274
  Amgen Inc *                                      10,334            662,926
  Bausch & Lomb Inc                                 5,150            331,969
  Baxter International Inc                            490             16,925
  Becton Dickinson & Co                             5,850            332,280
  Biogen Idec Inc *                                 1,150             76,602
  Biomet Inc                                          960             41,654
  Boston Scientific Corp *                          3,160            112,338
  Bristol-Myers Squibb Co                          12,010            307,696
  Cardinal Health Inc                               1,630             94,785
  Caremark RX Inc *                                 7,000            276,010
  Chiron Corp *                                       650             21,665
  Coventry Health Care Inc *                        3,300            175,164
  C.R. Bard Inc                                     4,000            255,920
  Eli Lilly and Co                                  4,018            228,022
  Forest Laboratories Inc *                         1,540             69,084
  Genzyme Corp *                                      800             46,456
  Gilead Sciences Inc *                             1,600             55,984
  Guidant Corp                                        180             12,978
  HCA Inc                                           1,388             55,464
  Health Management Associates Inc                    850             19,312
  Hospira Inc *                                       556             18,626
  Humana Inc *                                      7,900            234,551
  Johnson & Johnson                                30,776          1,951,814
  King Pharmaceuticals Inc *                        1,150             14,260
  Manor Care Inc New                                  738             26,147
  McKesson Corp                                     1,360             42,786
  Medco Health Solutions Inc *                      3,473            144,477
  MedImmune Inc *                                     960             26,026
  Medtronic Inc                                     7,700            382,459
  Merck & Co Inc                                   17,630            566,628
  Pfizer Inc                                       68,408          1,839,491
  Quest Diagnostics Inc                             1,700            162,435
  Schering-Plough Corp                              2,860             59,717
  Sigma-Aldrich Corp                                  500             30,230
  St Jude Medical Inc *                               600             25,158
  Stryker Corp                                      1,240             59,830
  Tenet Healthcare Corp *                           1,700             18,666
  United Healthcare Corp                            7,800            686,634
  Watson Pharmaceuticals Inc *                      5,250            172,253
  Wyeth                                             9,270            394,809
  Zimmer Holdings Inc *                               970             77,716
                                                               --------------
                                                                  10,457,698
                                                               --------------

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Housing & Real Estate--0.38%
  Apartment Investment &
    Management Co REIT                                350      $      13,489
  Archstone-Smith Trust REIT                          700             26,810
  Equity Office Properties Trust REIT               1,350             39,312
  Equity Residential REIT                           1,000             36,180
  KB HOME                                           2,590            270,396
  Pulte Homes Inc                                     700             44,660
  Simon Property Group Inc REIT                     3,350            216,645
  Starwood Hotels & Resorts
    Worldwide Inc REIT                              2,000            116,800
                                                               --------------
                                                                     764,292
                                                               --------------

Insurance--2.34%
  ACE Ltd                                           3,100            132,525
  Aetna Inc                                           550             68,613
  AFLAC Inc                                         6,140            244,618
  Allstate Corp                                     8,788            454,515
  American International Group Inc                 20,747          1,362,455
  AON Corp                                          1,100             26,246
  Chubb Corp                                        2,600            199,940
  Cigna Corp                                        2,600            212,082
  Hartford Financial Services
    Group Inc                                       3,960            274,468
  Marsh & McLennan Companies Inc                    1,810             59,549
  MBIA Inc                                          2,400            151,872
  MetLife Inc                                       7,770            314,763
  MGIC Investment Corp                                300             20,673
  Progressive Corp                                    750             63,630
  Safeco Corp ~                                       500             26,120
  St Paul Travelers Companies Inc ++                2,563             95,010
  Torchmark Corp                                    4,300            245,702
  UnumProvident Corp ~                              1,000             17,940
  Wellpoint Inc *                                   5,600            644,000
  XL Capital Ltd                                      600             46,590
                                                               --------------
                                                                   4,661,311
                                                               --------------

Leisure Time Industries--0.47%
  Brunswick Corp                                    4,800            237,600
  Carnival Corp                                     1,290             74,343
  Electronic Arts Inc *                               150              9,252
  Harrahs Entertainment Inc ~                         550             36,790
  Loews Corp                                          640             44,992
  Marriott International Inc                        1,030             64,869
  Mattel Inc                                        2,000             38,980
  The Walt Disney Co                               16,910            470,098
                                                               --------------
                                                                     976,924
                                                               --------------

Manufacturing--1.48%
  3M Co                                             5,620            461,233
  Applied Materials Inc *                           8,490            145,179
  Black & Decker Corp                               2,950            260,574
  Caterpillar Inc ^                                 2,760            269,128
  Danaher Corp                                        840             48,224
  Deere & Company                                   1,700            126,480
  Dover Corp                                        1,200             50,328
  Illinois Tool Works Inc                           1,140            105,655
  Ingersoll-Rand Co                                   720             57,816
  ITT Industries Inc                                  500             42,225

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Asset Allocation Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Manufacturing (continued)
  Parker Hannifin Corp                              1,400      $     106,036
  Textron Inc                                       2,200            162,360
  The Stanley Works                                 3,200            156,768
  Tyco International Ltd                           25,899            925,630
  Vulcan Materials Co                                 400             21,844
                                                               --------------
                                                                   2,939,480
                                                               --------------

Metals & Mining--0.14%
  Alcoa Inc                                         3,024             95,014
  Allegheny Technologies Inc                          300              6,501
  Freeport McMoRan Copper
    & Gold Inc                                        700             26,761
  Newmont Mining Corp                               1,550             68,836
  Nucor Corp                                          600             31,404
  Phelps Dodge Corp                                   300             29,676
  United States Steel Corp                            360             18,450
  Worthington Industries Inc                          300              5,874
                                                               --------------
                                                                     282,516
                                                               --------------

Office Equipment
& Computers--2.97%
  Apple Computer Inc *                              2,400            154,560
  Cisco Systems Inc *                              53,460          1,031,778
  Dell Inc *                                       20,590            867,663
  Deluxe Corp                                         200              7,466
  EMC Corp *                                       25,780            383,349
  Freescale Semiconductor Inc *                     2,730             50,123
  Gateway Inc *                                     1,400              8,414
  Hewlett-Packard Co                               21,614            453,246
  International Business
    Machines Corp                                  17,170          1,692,619
  Lexmark International Group Inc *                 3,400            289,000
  NCR Corp *                                        4,900            339,227
  Network Appliance Inc *                           1,600             53,152
  Pitney Bowes Inc                                    770             35,636
  Qualcomm Inc                                      4,940            209,456
  Staples Inc                                       3,300            111,243
  Sun Microsystems Inc *                            6,300             33,894
  Xerox Corp *                                     11,750            199,868
                                                               --------------
                                                                   5,920,694
                                                               --------------

Paper & Forest Products--0.48%
  Georgia-Pacific Corp                              5,858            219,558
  International Paper Co                            1,502             63,084
  Kimberly-Clark Corp                               4,946            325,496
  MeadWestvaco Corp                                   700             23,723
  Neenah Paper Inc *                                  113              3,684
  Plum Creek Timber Company
    Inc REIT                                          700             26,908
  Weyerhaeuser Co                                   4,300            289,046
                                                               --------------
                                                                     951,499
                                                               --------------

Publishing & Broadcasting--1.24%
  Clear Channel Communications Inc                  2,830             94,777
  Comcast Corp *                                   13,409            446,252
  Dow Jones & Co Inc                                  300             12,918
  Gannett Co Inc                                      380             31,046
  McGraw-Hill Companies Inc                         3,570            326,798

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Publishing &
Broadcasting (continued)
  Meredith Corp                                     1,300      $      70,460
  News Corp                                         7,200            134,352
  RR Donnelley & Sons Co                              850             29,997
  Time Warner Inc *                                43,870            852,833
  Tribune Co                                        1,400             58,996
  Viacom Inc                                       11,146            405,603
                                                               --------------
                                                                   2,464,032
                                                               --------------

Service Industries--1.12%
  Allied Waste Industries Inc *                     1,300             12,064
  Apollo Group Inc *                                  750             60,533
  Avery Dennison Corp                                 400             23,988
  Cendant Corp                                     16,528            386,425
  Cintas Corp                                         600             26,316
  Convergys Corp *                                  1,020             15,290
  eBay Inc *                                        2,400            279,072
  Equifax Inc                                         400             11,240
  FedEx Corp                                        3,902            384,308
  Fiserv Inc *                                      2,250             90,428
  Interpublic Group of
    Companies Inc *                                 1,480             19,832
  Monster Worldwide Inc *                             500             16,820
  Moody's Corp                                        100              8,685
  ProLogis REIT                                       600             25,998
  Robert Half International Inc                       600             17,658
  Sabre Holdings Corp                               2,100             46,536
  United Parcel Service Inc                         4,000            341,840
  Waste Management Inc                              8,739            261,646
  Yahoo! Inc *                                      5,200            195,936
                                                               --------------
                                                                   2,224,615
                                                               --------------

Telecommunications--1.90%
  Alltel Corp                                       1,280             75,213
  AT&T Corp                                        10,525            200,607
  Avaya Inc *                                       1,500             25,800
  BellSouth Corp                                   11,910            330,979
  CenturyTel Inc                                      550             19,509
  Ciena Corp *                                      1,600              5,344
  Citizens Communications Co                          900             12,411
  Corning Inc *                                     6,150             72,386
  Lucent Technologies Inc *~                       14,900             56,024
  Motorola Inc                                     22,021            378,761
  Nextel Communications Inc *                      11,190            335,700
  Qwest Communications
    International Inc *                             5,900             26,196
  SBC Communications Inc                           22,902            590,185
  Scientific-Atlanta Inc                            7,400            244,274
  Sprint Corp                                       9,980            248,003
  Tellabs Inc *                                     4,700             40,373
  Univision Communications Inc *                    2,400             70,248
  Verizon Communications Inc                       25,758          1,043,457
                                                               --------------
                                                                   3,775,470
                                                               --------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

-----------------------------------------------------------------------------
COMMON STOCK                                    SHARES             VALUE
-----------------------------------------------------------------------------

Transportation--0.24%
  Burlington Northern Santa Fe Corp                 1,350      $      63,869
  CSX Corp                                            760             30,461
  Delta Airlines Inc *~                               450              3,366
  Norfolk Southern Corp                             1,400             50,666
  Ryder Systems Inc                                 4,800            229,295
  Southwest Airlines Co                             2,900             47,211
  Union Pacific Corp                                  910             61,197
                                                               --------------
                                                                     486,065
                                                               --------------

Utilities & Power--1.61%
  AES Corp *                                       17,250            235,807
  American Electric Power
    Company Inc                                     1,750             60,094
  CenterPoint Energy Inc                            1,100             12,429
  CMS Energy Corp *                                   400              4,179
  Constellation Energy Group Inc                    5,510            240,841
  Devon Energy Corp                                 9,500            369,739
  Dominion Resources Inc                            1,249             84,606
  DTE Energy Co                                       700             30,190
  Duke Energy Co                                    9,402            238,152
  Edison International                              7,630            244,388
  Entergy Corp                                        990             66,913
  EOG Resources Inc                                   600             42,815
  Exelon Corp                                       8,134            358,464
  First Energy Corp                                 1,500             59,264
  PG&E Corp *                                       7,010            233,292
  PPL Corp                                            800             42,623
  Progress Energy Inc                                 952             43,067
  Public Service Enterprise Group Inc               1,050             54,358
  Sempra Energy                                     1,100             40,347
  Southern Co                                       2,900             97,207
  TECO Energy Inc ~                                 1,350             20,708
  TXU Corp                                          8,397            542,109
  Williams Companies Inc                            1,950             31,765
  XCEL Energy Inc ~                                 1,950             35,489
                                                               --------------
                                                                   3,188,846
                                                               --------------

Total Common Stock
  (Cost $85,983,649)                                              90,155,018
                                                               --------------

-----------------------------------------------------------------------------
FIXED INCOME--16.92%                             PAR               VALUE
-----------------------------------------------------------------------------

U.S. Treasury--16.92%
United States Treasury Bonds
  5.25% November 15, 2028 #~                 $  2,680,000      $   2,808,975
  5.25% February 15, 2029 ~                       685,000            718,554
  5.50% August 15, 2028 ~                         360,000            389,644
  6.00% February 15, 2026 ~                       150,000            171,826
  6.125% November 15, 2027 #~                     615,000            718,277
  6.125% August 15, 2029 #~                     1,174,000          1,378,349
  6.25% August 15, 2023 #~                        920,000          1,077,083
  6.25% May 15, 2030 ~                          1,360,000          1,625,997
  6.375% August 15, 2027 ~                        215,000            258,168
  6.50% November 15, 2026 ~                       145,000            176,158
  6.625% February 15, 2027 #~                     280,000            345,133

-----------------------------------------------------------------------------
FIXED INCOME--16.92%                             PAR               VALUE
-----------------------------------------------------------------------------

U.S. Treasury (continued)
United States Treasury Bonds
   6.75% August 15, 2026 ~                   $     30,000      $      37,420
   6.875% August 15, 2025  ~                      290,000            365,275
   7.125% February 15, 2023 #~                    575,000            733,732
   7.25% May 15, 2016 #~                          772,000            966,327
   7.25% August 15, 2022 #~                     1,975,000          2,545,358
   7.50% November 15, 2016 ~                      540,000            690,082
   7.50% November 15, 2024 ~                      471,000            629,521
   7.625% November 15, 2022 ~                     185,000            247,257
   7.625% February 15, 2025 ~                      59,000             79,906
   7.875% February 15, 2021 ~                   1,765,000          2,384,681
   8.00% November 15, 2021 #~                   1,285,000          1,763,913
   8.125% August 15, 2019 #~                    2,446,000          3,338,599
   8.125% May 15, 2021 ~                          595,000            822,611
   8.125% August 15, 2021 #~                      705,000            976,149
   8.50% February 15, 2020 ~                    1,215,000          1,714,764
   8.75% May 15, 2017 ~                           335,000            469,406
   8.75% May 15, 2020 #~                          485,000            699,631
   8.75% August 15, 2020 ~                        435,000            628,779
   8.875% August 15, 2017 ~                       245,000            347,192
   8.875% February 15, 2019 #~                    335,000            481,942
   9.00% November 15, 2018 #~                     810,000          1,173,266
   9.125% May 15, 2018 ~                          155,000            225,440
   9.25% February 15, 2016 ~                      400,000            570,984
   9.875% November 15, 2015 ~                      82,000            121,142
   10.625% August 15, 2015# ~                     490,000            752,877
   11.25% February 15, 2015 ~                     807,000          1,268,535
                                                               --------------
                                                                  33,702,953
                                                               --------------

Total Fixed Income
 (Cost $30,990,797)                                               33,702,953
                                                               --------------

-----------------------------------------------------------------------------
PURCHASED OPTIONS-- 0.04%                     CONTRACTS            VALUE
-----------------------------------------------------------------------------

   Purchased Options--0.04%
     S & P Index Futures (Call)
       March 2005, Strike Price $11.90              1,750             75,250
                                                               --------------
   Total Purchased Options
     (Cost $58,321)                                                   75,250
                                                               --------------
   Total Long Term Investments
     (Cost $117,032,767)                                         123,933,221
                                                               --------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Asset Allocation Fund continued

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--49.28%                           PAR/SHARES           VALUE
-----------------------------------------------------------------------------

Commercial Paper--27.80%
  AIG Fdg Inc
    2.12% January 14, 2005 @#                $  3,500,000      $   3,497,321
  American Honda Finance Corp
    2.24% January 28, 2005 #                    3,500,000          3,494,120
  CBA Finance Inc (Delaware)
    2.27% February 22, 2005 @#                  2,475,000          2,466,885
  Ciescolp
    2.18% January 20, 2005 #                    3,500,000          3,495,973
  Citigroup Global Markets
    Holdings Inc
    2.22% January 4, 2005 #                     4,000,000          3,999,260
  General Electric Capital Corp
    2.17% January 3, 2005 @#                    9,435,621          9,434,483
    2.33% February 9, 2005 #                    3,500,000          3,491,165
  International Lease Financing
    2.22% January 13, 2005 #                    4,000,000          3,997,040
    2.32% February 08, 2005 #                   3,500,000          3,491,429
  Lloyds Bank Plc
    2.135% January 10, 2005 #                   3,500,000          3,498,132
  Metlife Funding Inc
    2.24% January 3, 2005 @#                    4,000,000          3,999,502
  Rabobank USA Financial Corp
    2.245% January 13, 2005 @#                  3,500,000          3,497,381
  Royal Bank of Scotland Plc
    2.25% January 11, 2005 #                    3,000,000          2,998,125
  UBS Financial Del LLC
    2.22% January 7, 2005 #                     4,000,000          3,998,533
                                                               --------------
                                                                  55,359,349
                                                               --------------

Repurchase Agreements--6.61%
  State Street Repo, 0.90%, dated
    December 31, 2004, due January 3,
    2005, repurchase price $13,161,987
    collateralized by 9,110,000 U.S.
    Treasury Bond, 8.75%, due August 15,
    2020, valued at $13,468,566 #^^^           13,161,000         13,161,000
                                                               --------------

Short Term Investment
Fund--1.35%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004 #         2,689,959          2,689,959
                                                               --------------

Short Term Investment
Trust--12.34%
  State Street Securities Lending
  Quality Trust
   2.29% yield as of
    December 31, 2004 ^^^                      24,576,049         24,576,049
                                                               --------------

U.S. Treasury--1.18%
  United States Treasury Bills
    1.00% March 17, 2005 #                      2,350,000          2,339,572
                                                               --------------

-----------------------------------------------------------------------------
SHORT TERM INVESTMENTS                        PAR/SHARES           VALUE
-----------------------------------------------------------------------------

Total Short Term Investments
  (Cost $98,125,929)                                           $  98,125,929
                                                               --------------

Total Investments--111.52%
  (Cost $215,158,696)                                            222,059,150
                                                               --------------
Other Assets & Liabilities-- -11.52%                             (22,939,464)
                                                               --------------
Total Net Assets--100%                                         $ 199,119,686
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund

-----------------------------------------------------------------------------
FIXED INCOME--84.95%                             PAR+              VALUE
-----------------------------------------------------------------------------

Asset Backed--1.30%
  AQ Financial
    2.678% August 25, 2008 **##              $    537,569      $     537,894
  Conseco Financial Securitization
    Corp
    6.60% February 1, 2033                        802,800            779,171
    7.27% September 1, 2032                       800,000            763,452
  Diversified REIT Trust
    0.535% March 18, 2011 **IO                 31,272,294            542,262
  M & I Auto Loan Trust
    2.31% February 20, 2008                       780,000            774,443
  Mesa Global Issuance Co
    5.00% April 18, 2005 **IO                     527,273              7,382
  Pegasus Aviation Lease Securities
    8.37% March 25, 2030 **                       400,000            266,219
  PSNH Funding LLC
    6.48% May 1, 2015                           1,000,000          1,112,804
                                                               --------------
                                                                   4,783,627
                                                               --------------

Collateralized Mortgage
Obligations-- 4.98%
  Bayview Financial Asset Trust
    2.968% January 25, 2033 **##                1,157,929          1,162,484
  Bear Stearns
    2.788% January 25, 2034 ##                  1,104,624          1,105,175
  CDC Mortgage Capital Trust
    2.908% March 25, 2033 ##                      267,153            268,098
  Centex Corp
    2.858% December 25, 2032 ##                   361,674            362,168
  Credit Suisse First Boston USA
    3.068% November 25, 2031 ##                 1,296,162          1,300,435
  Crusade Global
    2.70% September 18, 2034 ##                 1,689,425          1,692,879
  CWABS Inc
    2.753% November 15, 2028 ##                   706,611            708,804
  Deutsche Mortgage and Asset
    Receiving Corp
    6.538% June 15, 2031                        2,176,056          2,314,350
  EMC Mortgage Loan Trust
    2.968% November 25, 2041 **##               1,625,281          1,629,344
  GMAC Commercial Mortgage
    Securities Inc
    6.70% May 15, 2030                          1,850,000          1,989,083
  GS Mortgage Securities Corp
    6.62% October 18, 2030                        700,000            757,464
  IMPAC CMB Trust
    2.878% March 25, 2033 ##                      868,452            871,143
  Option One Mortgage Securities
    Corp
    2.678% June 26, 2010 **##                     457,614            457,806
    2.808% January 26, 2010 **##                   34,018             34,034
  Provident Bank Home Equity
    Loan Trust
    2.808% January 25, 2031 ##                    337,807            337,913

-----------------------------------------------------------------------------
FIXED INCOME                                     PAR+              VALUE
-----------------------------------------------------------------------------

Collateralized Mortgage
Obligations (continued)
  Residential Asset Securities Corp
    2.693% March 25, 2029 ##                 $    701,708      $     701,847
  Structured Asset Securities Corp
    2.918% August 25, 2032 ##                     310,913            311,197
  Wells Fargo Mortgage Backed
    Securities Trust
    3.542% September 25, 2034                   2,360,000          2,308,391
                                                               --------------
                                                                  18,312,615
                                                               --------------

Finance & Banking--4.85%
  Bank of America Corp
    7.40% January 15, 2011                        750,000            868,784
  Bank One Corp
    5.90% November 15, 2011                       825,000            887,478
  Bear Stearns Co Inc
    2.76% June 19, 2006 MTN ##                    200,000            200,650
  Citigroup Inc
    5.00% September 15, 2014 **                 1,040,000          1,045,017
  Countrywide Home Loans Inc
    2.45% February 17, 2006 MTN ##                570,000            569,851
  Export Import Bank of Korea
    5.25% February 10, 2014 **                    225,000            229,109
  General Electric Capital Corp
    5.45% January 15, 2013 MTN ~                1,230,000          1,298,219
   2.75% September 15, 2014 MTN ##              1,370,000          1,370,452
  General Motors Acceptance Corp
    4.375 December 10, 2007 MTN                   160,000            157,746
    6.125% September 15, 2006                      60,000             61,511
    6.125% February 1, 2007                       505,000            518,574
    6.15% April 5, 2007                           560,000            575,496
    6.875% September 15, 2011                     370,000            379,173
    7.25% March 2, 2011                           375,000            392,611
  Goldman Sachs Group Inc
    4.125% January 15, 2008 ~                     290,000            293,645
    4.75% July 15, 2013                            80,000             79,163
    6.60% January 15, 2012                        350,000            390,614
  Health Care REIT Inc
    8.00% September 12, 2012                       79,000             92,562
  Household Finance Corp
    6.375% October 15, 2011                       180,000            198,791
    6.375% November 27, 2012                      340,000            375,660
    7.00% May 15, 2012                             20,000             22,840
  HSBC Finance Corp
    6.75% May 15, 2011                            470,000            527,444
  JP Morgan Chase & Co
    4.50% November 15, 2010                       240,000            243,316
    5.35% March 1, 2007                           375,000            389,253
    5.75% January 2, 2013                         450,000            476,852
  La Quinta Properties Inc
    7.00% August 15, 2012                          20,000             21,150
  Lehman Brothers Holdings Inc
    4.00% January 22, 2008                        350,000            352,415
    6.625% January 18, 2012                       235,000            262,774
  Merrill Lynch & Co Inc
    3.375% September 14, 2007 MTN                 385,000            382,604

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Fixed Income Fund continued

-----------------------------------------------------------------------------
FIXED INCOME                                     PAR+              VALUE
-----------------------------------------------------------------------------

Finance & Banking (continued)
  Morgan Stanley Group Inc
    3.625% April 1, 2008                     $     10,000      $       9,945
    5.30% March 1, 2013                            90,000             92,675
    5.80% April 1, 2007                           825,000            864,908
  Seariver Maritime Financial
    Holdings
    0.00% September 1, 2012 PO                    780,000            548,946
  SLM Corp
    4.31% April 1, 2009 ##                      1,060,000          1,057,498
  US Bancorp
    3.125% March 15, 2008 MTN                     420,000            412,638
  US Bank National Association
    6.375% August 1, 2011                         265,000            294,297
  Wells Fargo & Co
    2.56% June 12, 2006 ##~                     1,220,000          1,221,509
    3.50% April 4, 2008 ~                         280,000            278,242
    6.375% August 1, 2011                         335,000            370,894
                                                               --------------
                                                                  17,815,306
                                                               --------------

Foreign Government--8.37%
  Brazil (Federative Republic)
    3.125% Callable, Sinkable, Floating
      Rate Bond, April 15, 2012 ##                670,591            638,738
    2.78% Sinkable, Floating Rate
      Bond, March 20, 2007 **##                 1,301,267          1,296,244
    8.00% Callable, Sinkable, Fixed
      Rate Note, April 15, 2014                   568,208            581,334
    11.00% Callable, Fixed Rate Bond,
      August 17, 2040                             570,000            676,305
    12.00% Fixed Rate Note,
      April 15, 2010                              370,000            456,950
    14.50% Fixed Rate Note,
      October 15, 2009                          1,270,000          1,693,418
  Bulgaria (National Republic)
    8.25% Fixed Rate Bond,
      January 15, 2015 **                         920,000          1,150,000
    8.25% Fixed Rate Bond,
      January 15, 2015                            370,000            465,238
  Canada (National Republic)
    3.50% Fixed Rate Note,
      September 17, 2007                          875,000            873,047
  Colombia
    10.50% Fixed Rate Note,
      July 9, 2010 ~                              260,000            302,900
    11.75% Fixed Rate Bond,
      February 25, 2020                           380,000            488,300
  Germany (Federal Republic)
    3.375% Fixed Rate Bond,
      January 23, 2008                          1,030,000          1,028,888
    4.25% Fixed Rate Bond,
      January 4, 2014                           2,000,000          2,840,410
    5.50% Fixed Rate Bond,
      January 4, 2031                           5,580,000          9,008,797
  Italy (Republic of)
    4.375% Fixed Rate Note,
      October 25, 2006                            500,000            508,675

-----------------------------------------------------------------------------
FIXED INCOME                                     PAR+              VALUE
-----------------------------------------------------------------------------

Foreign Government (continued)
  Mexico (United Mexican States)
    8.375% Fixed Rate Note,
      January 14, 2011                       $    980,000      $   1,151,010
    11.50% Fixed Rate Bond,
      May 15, 2026 ~                            1,280,000          1,958,400
  Panama (Republic of)
    9.375% Fixed Rate Bond,
      January 16, 2023                             80,000             92,400
    9.625% Fixed Rate Bond,
      February 8, 2011                            360,000            424,800
    10.75% Fixed Rate Bond,
      May 15, 2020 ~                              210,000            273,000
  Peru (Republic of)
    5.00% Variable Rate Bond,
      LIBOR + .8125%,
      March 7, 2017 ###                           744,480            710,978
    8.75% Fixed Rate Bond,
      November 21, 2033 ~                         250,000            271,250
  Russian Federation
    5.00% Step-up Coupon,
      March 31, 2030 ###                        3,700,000          3,827,280
    8.25% Fixed Rate Bond,
      March 31, 2010                               60,000             66,558
                                                               --------------
                                                                  30,784,920
                                                               --------------

Government Sponsored--3.93%
  Federal Home Loan Bank
    2.345% September 12, 2005 ##                4,660,000          4,659,515
    2.75% May 15, 2006                            780,000            776,304
    3.50% November 15, 2007 ~                     790,000            790,205
    3.625% November 14, 2008                      250,000            249,265
    4.875% November 15, 2006                    1,140,000          1,173,627
  Federal National Mortgage
    Association
    2.333% January 28, 2005 ##                  4,680,000          4,680,051
    2.80% March 11, 2019 ###                      540,000            535,345
    3.00% April 26, 2019 ###                    1,610,000          1,596,299
                                                               --------------
                                                                  14,460,611
                                                               --------------

Industrials--8.31%
  Allied Waste North America Inc
    8.875% April 1, 2008                           27,000             28,890
  Aries Vermogensverwaltungs
    9.60% October 25, 2014 **                     250,000            307,500
  Altria Group Inc
    7.00% November 4, 2013                        260,000            281,723
    7.75% January 15, 2027                        590,000            662,200
  Amerada Hess Corp
    7.30% August 15, 2031                         615,000            686,095
  AmerisourceBergen Corp
    8.125% September 1, 2008                       72,000             80,100
  Anadarko Petroleum Corp
    6.75% May 1, 2011 ~                           335,000            377,283
  AOL Time Warner Inc
    7.70% May 1, 2032                           1,230,000          1,504,435
  Apache Corp
    6.25% April 15, 2012                          390,000            436,325

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

Industrials (continued)
  Beazer Homes USA Inc
    8.625% May 15, 2011                      $     10,000      $      10,900
  Boeing Capital Corp
    6.50% February 15, 2012 ~                     535,000            599,457
  Bristol-Myers Squibb Co
    5.75% October 1, 2011                         660,000            706,845
  Cascades Inc
    7.25% February 15, 2013                        95,000            100,016
  ChevronTexaco Corp
    3.50% September 17, 2007                      625,000            627,774
  Comp Generale de Geophysique
    10.625% November 15, 2007                      60,000             63,225
  Conoco Inc
    6.95% April 15, 2029                          435,000            513,672
  ConocoPhillips
    5.90% October 15, 2032                          5,000              5,231
  CSC Holdings Inc
    7.625% April 1, 2011                          130,000            140,075
  DaimlerChrysler Holdings
    6.50% November 15, 2013                       110,000            119,308
    7.30% January 15, 2012                        290,000            329,223
    7.75% January 18, 2011                        235,000            270,981
    7.95% April 15, 2032                          495,000            632,511
  Dow Chemical Co
    6.00% October 1, 2012                         325,000            355,077
  DR Horton Inc
    8.50% April 15, 2012                           55,000             61,325
  Eastman Kodak Co
    7.25% November 15, 2013 ~                      95,000            102,314
  EIRCOM Funding
    8.25% August 15, 2013 ~                       120,000            132,135
  Entercom Communications Corp
    7.625% March 1, 2014                          130,000            139,913
  Ford Motor Co
    6.875% February 1, 2006                       100,000            103,020
    7.25% October 25, 2011                      1,170,000          1,254,738
    7.875% June 15, 2010                        1,405,000          1,547,973
  General Motors Corp
    7.20% January 15, 2011 ~                      435,000            446,154
  Georgia-Pacific Corp
    8.125% May 15, 2011                            20,000             23,000
    9.375% February 1, 2013                        67,000             78,055
    9.50% December 1, 2011 ~                       39,000             48,068
  Grant Prideco Inc
    9.00% December 15, 2009                        81,000             89,708
  Harrah's Entertainment Inc
    7.875% December 15, 2005                      210,000            218,400
  HCA Inc
    6.30% November 1, 2012                        220,000            223,125
  HMH Properties Inc
    7.875% August 1, 2008                          20,000             20,535
  Hilton Hotels Corp
    7.625% May 15, 2008                           127,000            140,655
  Host Marriott Corp
    9.50% January 15, 2007                         76,000             81,646

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

Industrials (continued)
  IMC Global Inc
    10.875% June 1, 2008                     $     10,000      $      11,858
    10.875% August 1, 2013                         50,000             63,181
    11.25% June 1, 2011                           100,000            115,335
  International Business
    Machines Corp
    4.75% November 29, 2012                       670,000            684,119
  International Paper Co
    5.50% January 15, 2014                        120,000            123,961
  Iron Mountain Inc
    8.625% April 1, 2013                           85,000             90,313
  ITT Industries Inc
    6.75% November 15, 2005                        13,000             13,345
  John Deere Capital Corp ~
    7.00% March 15, 2012                          295,000            340,124
  Kansas City Southern Co
    9.50% October 1, 2008                          25,000             28,349
  Kraft Foods Inc
    5.25% June 1, 2007                            400,000            414,351
    5.25% October 1, 2013 ~                       340,000            349,809
    5.625% November 1, 2011                       340,000            360,040
  Liberty Media Corp
    3.99% September 17, 2006 ##                 1,760,000          1,781,578
    5.70% May 15, 2013 ~                          270,000            267,910
  Lockheed Martin Corp
    8.50% December 1, 2029                        175,000            239,448
  Lyondell Chemical Co
    9.625% May 1, 2007                            114,000            125,400
  Macdermid Inc
    9.125% July 15, 2011                           30,000             33,251
  Manor Care Inc
    8.00% March 1, 2008                            83,000             91,572
  MeadWestvaco Corp
    6.85% April 1, 2012 ~                         280,000            316,588
  MGM Grand Inc
    9.75% June 1, 2007                            105,000            116,550
  MGM Mirage Inc
    6.75% September 1, 2012                       100,000            105,250
    8.50% September 15, 2010                       51,000             58,013
  Mohegan Tribal Gaming Authority
    8.00% May 1, 2012 ~                            20,000             21,700
  Norfolk Southern Corp
    6.75% February 15, 2011                       145,000            163,411
  Northrop Grumman Corp
    4.079% November 16, 2006                      275,000            277,779
  Omnicare Inc
    8.125% March 15, 2011                          59,000             63,212
  Park Place Entertainment Corp
    7.00% April 15, 2013 ~                          8,000              8,820
    8.125% May 15, 2011 ~                          61,000             70,455
  Pride International Inc
    7.375% July 15, 2014                          130,000            142,025
  Raytheon Co
    6.55% March 15, 2010 ~                        165,000            181,563
  RJ Reynolds Tobacco Holdings Inc
    7.25% June 1, 2012 ~                          875,000            873,876

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Fixed Income Fund continued

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

Industrials (continued)
  Smithfield Foods Inc
    7.00% August 1, 2011                     $     30,000      $      32,131
    8.00% October 15, 2009                        160,000            178,059
  SPX Corp
    7.50% January 1, 2013                         110,000            119,350
  Station Casinos Inc
    6.00% April 1, 2012                           120,000            122,250
  Starwood Hotels & Resorts
    Worldwide Inc
    7.375% May 1, 2007                            119,000            126,884
  Target Corp
    5.875% March 1, 2012                          460,000            500,893
  Teekay Shipping Corp
    8.875% July 15, 2011                          159,000            183,842
  Tenet Health Care Corp
    6.375% December 1, 2011                       271,000            251,353
    7.375% February 1, 2013 ~                     994,000            964,180
  Terex Corp
    10.375% April 1, 2011 ~                        29,000             32,480
  Time Warner Entertainment Co
    8.375% July 15, 2033                           10,000             12,919
  Time Warner Inc
    6.875% May 1, 2012                            100,000            113,886
  Toyota Motor Credit Corp
    2.80% January 18, 2006 MTN                    440,000            438,087
  Tyco International Ltd
    6.00% November 15, 2013                       810,000            882,463
    6.375% February 15, 2006                      130,000            134,332
    6.375% October 15, 2011                     1,095,000          1,208,941
    6.875% January 15, 2029                     1,575,000          1,804,180
  Union Pacific Corp
    6.50% April 15, 2012                          100,000            111,378
    6.65% January 15, 2011                        130,000            145,352
  Ventas Realty Ltd
    8.75% May 1, 2009                              80,000             88,701
    9.00%  May 1, 2012                             10,000             11,330
  Viacom Inc
    5.625% August 15, 2012 ~                      130,000            139,055
  Vintage Petroleum Inc
    8.25% May 1, 2012                              80,000             88,200
  Waste Management Inc
    6.375% November 15, 2012                      380,000            420,939
    7.75% May 15, 2032                            810,000          1,003,110
  Western Oil Sands Inc
    8.375% May 1, 2012                             90,000            105,188
  Weyerhaeuser Co
    6.75% March 15, 2012                          180,000            202,830
                                                               --------------
                                                                  30,505,109
                                                               --------------

Telecommunications--1.87%
  AT&T Wireless Services Inc
    7.875% March 1, 2011                          225,000            265,189
    8.125% May 1, 2012                             75,000             90,663
  British Telecommunication Plc
    8.375% December 15, 2010                      410,000            492,352
  Cincinnati Bell Inc New
    8.375% January 15, 2014 ~                      58,000             58,725

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

Telecommunications (continued)
  Cingular Wireless LLC
    6.50% December 15, 2011 **               $    220,000      $     244,819
  Comcast Corp
    6.50% January 15, 2015                        480,000            533,549
    7.125% June 15, 2013 ~                        185,000            214,331
  Echostar Corp
    5.256% October 1, 2008 ##                     147,000            154,209
  Intelsat Ltd
    6.5% November 1, 2013                         110,000             89,878
  Lamar Media Corp
    7.25% January 1, 2013                          99,000            106,920
  Nextel Communications Inc
    5.95% March 15, 2014                           44,000             45,540
    7.375% August 1, 2015                         140,000            154,000
  Qwest Communication
    International Inc
    5.625% November 15, 2008                      550,000            559,625
    9.125% March 15, 2012 **                       50,000             57,750
  Rogers Wireless Communications Inc
    6.375% March 1, 2014                           90,000             89,100
  Shaw Communications Inc
    7.20% December 15, 2011 ~                      61,000             67,116
    7.25% April 6, 2011                            50,000             54,925
    8.25% April 11, 2010                            6,000              6,809
  Sprint Capital Corp
    4.78% August 17, 2006 ###                     520,000            529,966
    6.00% January 15, 2007                        750,000            784,947
    6.125% November 15, 2008                      340,000            364,624
    8.375% March 15, 2012                          20,000             24,363
  Sun Media Corp
    7.625% February 15, 2013 ~                     50,000             54,469
  TCI Communications Inc
    7.875% February 15, 2026                      455,000            558,751
  Tele Communications Inc
    9.80% February 1, 2012 **                      30,000             38,670
  Telecom Italia Cap
    4.95% September 30, 2014                      430,000            421,288
  Verizon Global Funding Corp
    4.375% June 1, 2013 ~                          65,000             63,337
    7.375% September 1, 2012                      205,000            241,241
  Verizon New York Inc
    6.875% April 1, 2012 ~                        465,000            521,952
                                                               --------------
                                                                   6,889,108
                                                               --------------

   U.S. Government Agency
   Mortgage--Backed
   Securities--11.67%
     Federal Home Loan Mortgage Corp
       5.50% October 1, 2017 ^^                    99,396            102,789
       7.00% May 1, 2029 ^^                       213,957            227,079
     Federal National Mortgage
       Association
       6.00% March 1, 2016 ^^                     617,345            647,305
       6.00% 15 Years TBA                       8,580,000          8,987,550
       6.50% July 1, 2032 ^^                      109,395            114,823

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

U.S. Government Agency
Mortgage--Backed Securities
(continued)
  Governmental National Mortgage
    Association
    5.00% July 15, 2033 ^^                   $    225,480      $     225,966
    5.00% August 15, 2033 ^^                      773,865            775,536
    5.00% September 15, 2033 ^^                17,446,590         17,484,248
    6.00% July 15, 2029 ^^                         24,776             25,750
    6.00% September 15, 2031 ^^                    62,034             64,449
    6.00% December 15, 2031 ^^                    310,631            322,486
    6.00% January 15, 2032 ^^                     117,585            122,010
    6.00% February 15, 2032 ^^                    128,796            133,643
    6.00% April 15, 2032 ^^                        63,363             65,748
    6.00% May 15, 2032 ^^                          69,318             71,927
    6.00% June 15, 2032 ^^                         66,816             69,331
    6.00% September 15, 2032 ^^                    23,266             24,142
    6.00% October 15, 2032 ^^                      68,993             71,590
    6.00% November 15, 2032 ^^                  3,074,032          3,189,732
    6.00% December 15, 2032 ^^                    958,655            994,737
    6.00% January 15, 2033 ^^                     115,791            120,084
    6.00% February 15, 2033 ^^                  1,827,352          1,895,103
    6.50% May 15, 2029 ^^                         223,512            235,680
    6.50% December 15, 2031 ^^                    266,722            281,016
    6.50% June 15, 2031 ^^                        208,902            220,098
    6.50% July 15, 2031 ^^                        190,429            200,634
    6.50% October 15, 2031 ^^                     273,846            288,522
    6.50% November 15, 2031 ^^                    962,230          1,013,798
    6.50% December 15, 2031 ^^                    107,231            112,978
    6.50% January 15, 2032 ^^                   2,108,034          2,221,033
    6.50% February 15, 2032 ^^                    238,404            251,183
    7.00% 30 Years TBA                          2,160,000          2,288,250
    7.50% May 15, 2030 ^^                          25,633             27,533
    7.50% February 15, 2031 ^^                     25,114             26,973
                                                               --------------
                                                                  42,903,726
                                                               --------------

U.S. Treasury--34.30%
  United States Treasury Bonds
    2.375% January 15, 2025 ~                   2,015,034          2,154,749
    3.875% April 15, 2029 ~                     7,059,123          9,686,995
    5.25% February 15, 2029 ~                     720,000            755,268
    5.375% February 15, 2031 ~                  7,805,000          8,439,765
  United States Treasury Notes
    0.875% April 15, 2010 ~                     7,233,922          7,163,558
    1.875% July 15, 2013 ~                      5,300,022          5,451,984
    2.00% January 15, 2014 ~                    2,200,247          2,277,256
    2.00% July 15, 2014 ~                         313,900            323,856
    2.25% February 15, 2007 ~                   1,170,000          1,150,165
    2.50% September 30, 2006 ~                  5,250,000          5,204,677
    2.75% August 15, 2007 ~                     1,350,000          1,335,181
    2.875% November 30, 2006 ~                  1,640,000          1,634,875
    3.00% November 15, 2007 ~                  33,170,000         32,965,275
    3.125% May 15, 2007 ~                         580,000            579,705
    3.50% November 15, 2009 ~                  37,240,000         37,065,418
    4.25% November 15, 2014 ~                   5,930,000          5,945,518
    5.75% August 15, 2010 ~                       685,000            754,168

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

   U.S. Treasury (continued)
    United States Treasury Bond -
    Treasury Strips
    0.00% February 15, 2023 PO               $  7,740,000      $   3,102,686
    0.00% May 15, 2030 ~ PO                       140,000             38,830
                                                               --------------
                                                                 126,029,929
                                                               --------------

Utilities & Power--5.37%
  AES Corp
    8.75% June 15, 2008                            39,000             42,705
    8.75% May 15, 2013 **                         449,000            510,176
    8.875% February 15, 2011 ~                     47,000             53,698
    9.375% September 15, 2010                      92,000            106,950
    9.50% June 1, 2009                             95,000            108,063
  Amerigas Partners LP
    8.875% May 20, 2011                            80,000             87,593
  Chesapeake Energy Corp
    7.50% September 15, 2013                       30,000             32,663
    9.00% August 15, 2012                          80,000             91,400
  Cleveland Electric Illumination
    5.65% December 15, 2013                       100,000            103,711
  Columbia/HCA Healthcare Corp
    7.25% May 20, 2008                             40,000             42,579
  Corporacion Nacional  Del Cobre
   4.75% October 15, 2014 **                      210,000            205,852
  Dominion Resources Inc
    5.70% September 17, 2012                      650,000            688,223
  Duke Energy Co
    3.75% March 5, 2008                           440,000            439,501
    6.25% January 15, 2012                        165,000            179,876
  El Paso Electric Co
   8.375% June 15, 2032                           685,000            762,919
  First Energy Corp
    5.50% November 15, 2006                       300,000            309,698
    6.45% November 15, 2011                       110,000            119,512
    7.375% November 15, 2031                      310,000            354,015
  Gazprom O A O
   9.625% March 1, 2013 **                        130,000            153,571
  General Electric Co
   5.00% February 1, 2013                       1,220,000          1,251,677
  Hydro Quebec
    7.50% April 1, 2016                           255,000            314,568
  Midamerican Energy Co
    6.75% December 30, 2031                       165,000            191,914
  Niagara Mohawk Power Corp
    7.75% October 1, 2008                       1,150,000          1,293,730
  Oncor Electric Delivery Co
    6.375% January 15, 2015                       100,000            110,183
  Orion Power Holdings Inc
    12.00% May 1, 2010                            160,000            203,200
  Pacific Energy Partners LP
    7.125% June 15, 2014                           60,000             63,900
  Pacific Gas and Electric Co
    2.72% April 3, 2006 ##                        206,000            206,169
    6.05% March 1, 2034                           450,000            467,377
  Peabody Energy Corp
    5.875% April 15, 2016                          40,000             39,800
    6.875% March 15, 2013                         137,000            148,303

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Fixed Income Fund continued

-----------------------------------------------------------------------------
FIXED INCOME                                    PAR+                VALUE
-----------------------------------------------------------------------------

Utilities & Power (continued)
  Plains Exploration & Production Co
    7.125% June 15, 2014                     $     90,000      $      98,100
  Sonat Inc
    7.625% July 15, 2011                          340,000            351,900
  Southern Natural Gas Co
    8.00% March 1, 2032                           830,000            879,113
    8.875% March 15, 2010                         130,000            145,600
  Tennessee Valley Authority
    6.25% December 15, 2017                       490,000            552,488
  TXU Energy Co LLC
    2.838% January 17, 2006 **##                  180,000            180,493
    6.375% June 15, 2006                           60,000             62,292
    7.00% March 15, 2013                          130,000            145,191
  United Mexican States MTN
   7.50% April 8, 2033                          2,540,000          2,743,200
  Williams Companies Inc
    5.41% May 1, 2009 **##                        600,000            652,500
    6.75% April 15, 2009 **                     4,410,000          4,751,775
    7.50% January 15, 2031                        195,000            201,825
  XTO Energy Inc
    6.25% April 15, 2013                          280,000            306,433
    7.50% April 15, 2012                           30,000             35,106
                                                               --------------
                                                                  19,789,542
                                                               --------------

Total Fixed Income
  (Cost $299,284,968)                                            312,274,493
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--42.32%                          PAR+/SHARES           VALUE
-----------------------------------------------------------------------------

Repurchase Agreements--17.22%
  Merrill Lynch, 2.25%, dated
    December 31, 2004, due January 3,
    2005, repurchase price $63,311,706,
    collateralized by $64,730,000 Federal
    Home Loan Bank, 3.0%, due November 17,
    2006, valued at $64,611,328              $ 63,300,000      $  63,300,000
                                                               --------------

Short Term Investment
Fund--0.14%
  State Street Global Advisors
  Money Market Fund ^^^
  1.85% yield as of December 31, 2004             506,819            506,819
                                                               --------------

Short Term Investment
Trust--24.96%
  State Street Securities Lending
  Quality Trust ^^^
  2.29% yield as of December 31, 2004          91,738,575         91,738,575
                                                               --------------
Total Short Term Investments
  (Cost $155,545,394)                                            155,545,394
                                                               --------------
Total Investments--127.27%
  (Cost $454,830,362)                                            467,819,887
                                                               --------------
Other Assets & Liabilities-- -27.27%                            (100,236,688)
                                                               --------------
Total Net Assets--100%                                         $ 367,583,199
                                                               ==============

See notes to financial statements and notes to schedules of investments

Preferred Short-Term Government Securities Fund

-----------------------------------------------------------------------------
FIXED INCOME--97.88%                             PAR+              VALUE
-----------------------------------------------------------------------------

Asset Backed--3.19%
  Americredit Automobile Receivables
    2.39% November 6, 2007                   $  1,000,000      $     995,746
  Ameriquest Mortgage Securities Inc
    4.37% October 25, 2033                      1,000,000          1,000,722
  Nissan Auto Receivables
    2.43% December 15, 2006                     1,000,000            995,136
  Ford Motor Credit Co
    3.24% November 16, 2006                     1,000,000            998,775
  New Century Home Equity
    Loan Trust
    2.67% February 25, 2035                     1,000,000          1,000,000
  TXU Electric Delivery Transition
    3.52% November 15, 2011                       965,960            964,325
                                                               --------------
                                                                   5,954,704
                                                               --------------

Finance & Banking--0.53%
  Landwirtschaftliche Rentenbank
    3.25% October 12, 2007                      1,000,000            988,065

Government Sponsored--71.49%
  Federal Farm Credit Bank
    2.375% October 2, 2006                      2,000,000          1,972,156
  Federal Home Loan Mortgage Corp
    2.00% February 23, 2006                     5,000,000          4,941,300
    2.25% November 28, 2005                     5,000,000          4,969,275
    2.75% October 15, 2006                     10,000,000          9,920,890
    2.875% September 15, 2005                  14,000,000         14,004,578
    3.05% January 19, 2007                     10,000,000          9,957,630
    3.10% March 20, 2007                       10,000,000          9,917,190
  Federal National Mortgage
    Association
    4.25% July 15, 2007                         2,000,000          2,041,918
    2.50% June 15, 2006                        20,000,000         19,823,440
    3.29% November 20, 2006                    25,000,000         25,008,975
    3.31% January 26, 2007                     21,000,000         21,008,232
    3.53% October 19, 2007                     10,000,000          9,947,980
                                                               --------------
                                                                 133,513,564
                                                               --------------

U.S. Government Agency
Mortgage--Backed
Securities--10.37%
  Federal Home Loan PC Pool
    4.00% February 1, 2009 ^^                   4,110,326          4,127,747
    4.223% February 1, 2033 ^^                  3,099,254          3,124,809
  Federal Home Loan Mortgage Corp
    4.50% September 15, 2019 ^^                 2,616,405          2,600,053
  Federal National Mortgage
    Association Pool
    3.131% July 1, 2033 ^^                      4,674,075          4,703,246
    3.865% November 25, 2031 ^^                 1,625,000          1,631,382
    3.936% February 1, 2033 ^^                  3,179,062          3,186,020
                                                               --------------
                                                                  19,373,257
                                                               --------------

-----------------------------------------------------------------------------
FIXED INCOME                                 PAR+/SHARES           VALUE
-----------------------------------------------------------------------------

U.S. Treasury--12.30%
  United States Treasury Notes
    2.50% September 30, 2006                 $  4,000,000      $   3,965,468
    2.50% May 31, 2006                         10,000,000          9,942,580
    2.875% November 30, 2006                    5,000,000          4,984,374
    4.00% June 15, 2009                         4,000,000          4,076,091
                                                               --------------
                                                                  22,968,513
                                                               --------------
Total Fixed Income
  (Cost $183,436,720)                                            182,798,103
                                                               --------------

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--1.27%                             SHARES              VALUE
-----------------------------------------------------------------------------

Short Term Investment
 Fund--1.27%
  State Street Global Advisors
  Government Money Market Fund ^^^
  1.85% yield as of December 31, 2004           2,366,012          2,366,012
                                                               --------------

Total Short Term Investments
  (Cost $2,366,012)                                                2,366,012
                                                               --------------
Total Investments--99.15%
  (Cost $185,802,732)                                            185,164,115
                                                               --------------
Other Assets and Liabilities--0.85%                                1,584,770
                                                               --------------
Total Net Assets--100%                                         $ 186,748,885
                                                               ==============

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Schedule of Investments December 31, 2004 (unaudited)

Preferred Money Market Fund

-----------------------------------------------------------------------------
    SHORT TERM
INVESTMENTS--99.59%                             PAR+               VALUE
-----------------------------------------------------------------------------

Certificates of Deposit--4.25%
  HSBC Bank USA
    2.56% June 1, 2005                       $  4,326,000      $   4,326,000
  Royal Bank of Scotland Plc
    2.473% July 15, 2005                        3,000,000          2,999,723
  Societe Generale
   2.485% July 15, 2005                         2,000,000          1,999,684
  Wells Fargo Bank
    2.36% January 20, 2005                      1,000,000          1,000,000
                                                               --------------
                                                                  10,325,407
                                                               --------------

Commercial Paper--64.05%
  Atlantis One Funding Corp
    2.54% June 1, 2005 **                       5,000,000          4,946,731
  BankAmerica Corp
    2.32% February 4, 2005                      5,662,000          5,649,594
  Beta Finance Inc
    2.06% January 27, 2005 **                   5,000,000          4,992,561
  CC USA Inc
    1.92% January 14, 2005 **                   1,000,000            999,307
    2.06% January 25, 2005 **                   2,890,000          2,886,031
  CRC Funding LLC
    1.99% January 10, 2005 **                   1,000,000            999,503
  Crown Point Cap Co
    2.36% January 25, 2005 **                  10,000,000          9,984,267
  Citibank Credit Card Issuance
    Trust (Dakota)
    2.18% January 24, 2005 **                   5,000,000          4,993,036
  CXC Inc
    1.99% January 7, 2005 **                    8,000,000          7,997,347
  Edison Asset Securitization
    2.22% January 3, 2005 **                    2,500,000          2,499,692
    1.88% February 1, 2005 **                   8,000,000          7,987,049
  Fairway Finance Corp
    2.43% March 14, 2005 **                    10,737,000         10,684,818
  Grampian Funding LLC
    2.32% February 28, 2005 **                  5,000,000          4,981,311
  HBOS Plc
    2.44% March 17, 2005                        2,000,000          1,989,833
  Landesbank Baden Wurtt
    2.21% January 3, 2005                      10,000,000          9,998,772
  New Center Asset Trust
    2.26% January 3, 2005                      10,000,000          9,998,744
  Paradigm Funding LLC
    2.27% February 18, 2005 **                  4,000,000          3,987,893
  Park Granada LLC
    2.23% February 7, 2005 **                  10,000,000          9,977,081
  San Paolo US Financial
    2.15% January 3, 2005                       2,104,000          2,103,749
  Scaldis Capital Ltd
    2.43% March 14, 2005 **                    10,000,000          9,951,400
  Spintab AB
    2.21% February 9, 2005                     10,000,000          9,976,059
  Steamboat Funding Corp
    2.32% January 6, 2005 **                    8,000,000          7,997,422

-----------------------------------------------------------------------------
SHORT TERM
INVESTMENTS                                      PAR+              VALUE
-----------------------------------------------------------------------------

Commercial Paper (continued)
  WestLB Covered Bond Bank
    2.44% March 15, 2005 **                   $10,000,000      $   9,950,522
  Westpac Capital Corp
    2.43% March 2, 2005                        10,000,000          9,959,500
                                                               --------------
                                                                 155,492,222
                                                               --------------

Government Sponsored--2.05%
  Fannie Mae Discount Notes
    2.475% March 30, 2005                       5,000,000          4,969,750
Floating Rate Notes--29.24%
  Bayerische Landesbank
    2.21% May 9, 2005 ##                        6,000,000          6,000,883
  CC USA Inc
    2.205% August 9, 2005 ##**                  5,000,000          5,000,223
  Five Finance Inc
    2.335% November 10, 2005
    MTN ##**                                    8,000,000          7,999,314
  General Electric Capital Corp
    2.46% January 9, 2006 ##                    3,000,000          3,000,000
  HBOS Plc
    2.17% July 29, 2005 ##**                    7,000,000          7,002,631
  K2 USA LLC
    2.3625% June 15, 2005 MTN ##**              3,000,000          2,999,846
    2.345% December 12, 2005
    MTN ##**                                    5,000,000          4,998,355
  Lexington Parker Cap Corp
    2.3475% April 14, 2005 ##**                 8,000,000          7,999,529
  Links Finance LLC
    2.31% June 10, 2005 MTN ##**                1,000,000            999,954
  Natexis Banque Populaires
    2.225% July 1, 2005 ##                     10,000,000          9,998,499
  National City Bank of Indiana
    2.37% March 18, 2005 ## MTN                 5,000,000          5,000,460
  Wells Fargo Bank
    2.3375% February 14, 2005 ##               10,000,000         10,000,000
                                                               --------------
                                                                  70,999,694
                                                               --------------

Total Short Term Investments
  (Cost $241,787,073)                                            241,787,073
                                                               --------------
Total Investments--99.59%
  (Cost $241,787,073)                                            241,787,073
                                                               --------------
Other Assets & Liabilities--0.41%                                    997,576
                                                               --------------
Total Net Assets--100%                                         $ 242,784,649
                                                               ==============

See notes to financial statements and notes to schedules of investments

Notes to Schedules of Investments

  *   Non-income producing security.

 ** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $15,460,901 or 4.20% of the net assets of the Preferred Fixed Income Fund, $142,815,823 or 58.82% of the net assets of the Preferred Money Market Fund, and $639,480 or 1.31% of the net assets of the Preferred International Growth Fund.

  # All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2004.

 ## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

  @   Yields are at time of purchase.

  +   Par is in U.S. dollars unless otherwise noted.

  ~   All or a portion of this security was out on loan at year-end.

  ^ Caterpillar Inc. is the parent company of Caterpillar Investment Management Ltd. (CIML), the fund's adviser.

 ^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^   Related party.

Abbreviations:

ADR - American Depository Receipt

IO - Interest Only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

MTN - Medium Term Notes

PO - Principal Only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

REIT - Real Estate Investment Trust

TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2004 (unaudited)

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Preferred Value Fund

("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used.

Short-term portfolio debt securities having a remaining maturity of 60 days or less and money market investments held by the Preferred Money Market Fund are valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Global Advisors Money Market Fund and State Street Securities Lending Quality Trust are accounts which include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of a fund's securities occur during such period, then these securities may be valued at the fair value as determined according to valuation procedures approved by the Trustees. In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds will fair value foreign equity securities if there has been a movement in the U.S. market and/or other economic factors that exceeds specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity and volatility, it is possible that fair value prices will be used by the funds frequently.

Security Transactions Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of the corporate action), net of non-rebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

On June 30, 2004, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                        Year of             Capital Loss
Fund                                  Expiration            Carryforward
--------------------------------------------------------------------------------
International Growth                     2009               $    277,772
International Growth                     2010                  1,794,289
International Growth                     2011                  5,644,047
Small Cap Growth                         2009                  5,026,697
Small Cap Growth                         2010                 23,603,256
Small Cap Growth                         2011                 11,341,036
Mid Cap Growth                           2011                  2,135,663
Large Cap Growth                         2010                 96,928,486
Large Cap Growth                         2011                101,762,725
Large Cap Growth                         2012                 16,251,315
Short-Term Government                    2012                    447,221
Money Market                             2009                      2,232
Money Market                             2010                      3,628
Money Market                             2011                      1,051
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2004 (unaudited)

Components of Distributable Earnings As of June 30, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

-----------------------------------------------------------------------------------------------------------
                                         Undistributed    Undistributed     Undistributed
                        Capital Loss       Ordinary        Short Term         Long Term
                        Carryforward        Income            Gains             Gains             Total
-----------------------------------------------------------------------------------------------------------
International Growth    $  (7,716,108)             --               --                --      $  (7,716,108)
International Value                --      $6,219,902       $2,592,808       $19,338,382         28,151,092
Small Cap Growth          (39,970,989)             --               --                --        (39,970,989)
Mid Cap Growth             (2,135,663)             --               --                --         (2,135,663)
Large Cap Growth         (214,942,526)             --               --                --       (214,942,526)
Value                              --         837,590        8,850,846        15,750,856         25,439,292
Asset Allocation                   --              --               --         2,966,152          2,966,152
Fixed Income                       --         913,152          761,554         3,017,944          4,692,650
Short-Term Government        (447,221)             --               --                --           (447,221)
Money Market                   (6,911)          6,911               --                --                 --
-----------------------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation) Unrealized appreciation (depreciation) for each fund at December 31, 2004, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

----------------------------------------------------------------------------------------------
                                                              Net Unrealized       Cost for
                        Gross Unrealized  Gross Unrealized     Appreciation/      Federal Tax
                          Appreciation     (Depreciation)     (Depreciation)       Purposes
----------------------------------------------------------------------------------------------
International Growth    $    7,425,721     $     (19,346)     $    7,406,375     $  46,616,137
International Value        158,077,578          (392,551)        157,685,027       746,881,952
Small Cap Growth            22,431,824          (752,150)         21,679,674       129,741,434
Mid Cap Growth              18,090,556          (435,761)         17,654,795        99,638,246
Large Cap Growth            84,589,011        (3,567,078)         81,021,933       363,830,140
Value                       54,309,587        (8,203,298)         46,106,289       307,699,713
Asset Allocation            14,253,038        (7,352,585)          6,900,453       215,158,696
Fixed Income                13,712,536          (723,011)         12,989,525       454,830,362
Short-Term Government          138,773          (777,389)           (638,616)      185,802,732
Money Market                        --                --                  --       241,787,073
----------------------------------------------------------------------------------------------

Post-October Losses For the year ended June 30, 2004, the funds have elected to defer to the next taxable year the following losses attributable to Post-October
Losses:

--------------------------------------------------------------------------------
                                                                     Losses
--------------------------------------------------------------------------------
International Growth                                               $  765,425
International Value                                                   452,330
Small Cap Growth                                                           --
Mid Cap Growth                                                             --
Large Cap Growth                                                           --
Value                                                                      --
Asset Allocation                                                           --
Fixed Income                                                               --
Short-Term Government                                               1,223,153
Money Market                                                               --
--------------------------------------------------------------------------------

Interest Income, Debt Discount and Premium Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. Income earned on short-term investments is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair value of the securities received.

Distributions to Shareholders International Growth, International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth and Value declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. See Note 4 for all open forwards contracts held as of December 31, 2004.

Certain risks may arise upon entering into forward contracts for various reasons, including the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including change in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2004.

Option Contracts All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tends to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among other things, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2004 (unaudited)

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open written option contracts as of December 31, 2004.

Loans of Portfolio Securities Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves risks, including the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the State Street Bank Securities Lending Quality Trust. See Note 5 for description of collateral as of December 31, 2004.

Stripped Mortgage-Backed Securities (SMBS) SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only Securities (IO's), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trust (REITs) Because the funds may invest in Real Estate Investment Trusts (REITs), a fund may be subject to risks similar to those associated with direct ownership of real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The funds estimate the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the funds' net assets, but results in a decrease to net investment income and a corresponding increase/decrease to realized gain/loss.

Delayed Delivery Transactions All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Treasury Inflation Protected Securities (TIPS) Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity.

Prospectus and SAI Additional information regarding the investments described above, including their risks, may be found in the funds' prospectus and statement of additional information.

2. Fees and Compensation Paid to Affiliates

Management Fee Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

--------------------------------------------------------------------------------
                                                          Annual Percentage of
Fund                                                       Average Net Assets
--------------------------------------------------------------------------------
International Growth                                              1.05%*
International Value                                               0.95%**
Small Cap Growth                                                  1.00%
Mid Cap Growth                                                    1.00%
Large Cap Growth                                                  0.75%
Value                                                             0.90%
Asset Allocation                                                  0.70%
Fixed Income                                                      0.50%
Short-Term Government                                             0.35%
Money Market                                                      0.30%
--------------------------------------------------------------------------------

 * The Manager voluntarily waives a portion (0.15%) of its management fee (1.05%) for the Preferred International Growth Fund effective September 1, 2004. This waiver may be terminated at any time.

** The Manager voluntarily waives a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002. This waiver may be terminated at any time.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                          Subadvisers
--------------------------------------------------------------------------------
International Growth          McKinley Capital Management, Inc. ("McKinley")+
International Value           Mercator Asset Management, L.P. ("Mercator")
Small Cap Growth              Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth                Turner Investment Partners, Inc. ("Turner")
Large Cap Growth              Jennison Associates LLC ("Jennison")
Value                         Lord, Abbett & Co. LLC ("Lord Abbett")
                              and Pacific Financial Research, Inc. ("PFR")
Asset Allocation              Mellon Capital Management Corporation ("Mellon")
                              and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                  Western Asset Management Company ("Western")++
Short-Term Government         None
Money Market                  J.P. Morgan Investment Management Inc. ("Morgan")
--------------------------------------------------------------------------------

 + Prior to September 1, 2004, Marvin & Palmer Associates, Inc. subadvised the International Growth fund.

++ Western has retained Western Asset Management Company Limited as a tertiary adviser

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 2004, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

-------------------------------------------------------------------------------------------------------------------------------
                                 International    International     Small Cap   Mid Cap     Large Cap                   Asset
                                    Growth            Value           Growth    Growth       Growth        Value     Allocation
-------------------------------------------------------------------------------------------------------------------------------
Howard Weil Inc.                                                    $     187   $    521   $         5
J.P. Morgan Securities, Inc.            $1,584         $15,053             50     11,518        18,988   $     922       $1,846
J.P. Morgan Securities, Ltd.                             3,416
Legg Mason Wood Walker Inc.                                             1,161        285         2,655       2,267
Prudential Securities Inc.                                             11,611      3,414           952
Wachovia Capital Markets                                                                         1,708
Wachovia Securities LLC                                                 3,801        894                     1,120
                                 ----------------------------------------------------------------------------------------------
                                        $1,584         $18,469      $  16,810   $ 16,632   $    24,308   $   4,309       $1,846
                                 ==============================================================================================

-------------------------------------------------------------------------------------------------------------------------------

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2004 (unaudited)

Trustees' Fees For the six months ended December 31, 2004, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $14,000. In addition, each Independent Trustee also received $2,500 for each regular Board meeting attended, and $1,000 for each conference call Board meeting attended (exclusive of executive sessions). Also, the chairperson of the Audit Committee and each Independent Trustee member of the Dividend Committee and Valuation Committee receives $1,000 annually for such service.

3. Record Ownership

As of December 31, 2004, shareholders holding of record more than 5% of total shares outstanding were as follows:

--------------------------------------------------------------------------------------------------------
                                                  Preferred                     Savings
                                                    Stable      Caterpillar       Bank          Apple
                                                  Principal     Investment     Employees      Computers
                        401(k)      Insurance     Collective     Management    Retirement       401(k)
                         Plan*      Reserves**      Trust          Ltd.       Association        Plan
--------------------------------------------------------------------------------------------------------
International Growth      48.51%      17.78%           --        26.67%            --               --
International Value       22.89%         --            --           --           5.37%            7.35%
Small Cap Growth          78.02%      13.74%           --           --             --               --
Mid Cap Growth            71.44%      10.67%           --        11.14%            --               --
Large Cap Growth          75.78%         --            --           --             --               --
Value                     77.68%         --            --           --             --               --
Asset Allocation          74.40%         --            --           --             --               --
Fixed Income              44.88%         --         43.53%          --             --               --
Short-Term Government     28.28%      15.96%        46.58%          --             --               --
Money Market              77.17%         --         14.54%          --             --               --
--------------------------------------------------------------------------------------------------------

 *    Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included in the Short-Term Government Securities Fund are holdings of 15.96% held by Caterpillar Insurance Company Limited for the benefit of Zurich-American Insurance Company.

4. Portfolio Information

Security Purchases and Sales For the six months ended December 31, 2004, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

--------------------------------------------------------------------------------
                                Long Term                  U.S. Government
--------------------------------------------------------------------------------
                         Purchases        Sales         Purchases       Sales
--------------------------------------------------------------------------------
International Growth    $ 54,499,280   $ 52,521,028             --            --
International Value      154,916,535     30,763,675             --            --
Small Cap Growth          77,185,086     82,894,423             --            --
Mid Cap Growth            76,904,046     82,054,193             --            --
Large Cap Growth         153,876,842    153,171,447             --            --
Value                     44,985,344     52,132,292             --            --
Asset Allocation          23,256,209     27,571,174   $  8,394,254   $ 5,014,306
Fixed Income             262,481,333    351,056,568    172,310,438    88,628,499
Short-Term Government    105,098,204     75,465,809      4,982,422     4,962,578
--------------------------------------------------------------------------------

For the six months ended December 31, 2004, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

--------------------------------------------------------------------------------
                                                        Other
                                        ----------------------------------------
                                          Purchases                 Sales
--------------------------------------------------------------------------------
Money Market                            $4,233,520,644          $4,216,781,000
--------------------------------------------------------------------------------

Futures Contracts Futures contracts open at December 31, 2004:

--------------------------------------------------------------------------------
                         Number of  Expiration     Underlying     Unrealized
  Contracts              Contracts    Date        Face Value   Gain (Loss), Net
--------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   EURO Future              40      March 05       $   3,880    $     (8,353)
   S&P 500                  87      March 05         103,747       1,362,863
   S&P 500                  39      March 05          46,085          62,460
   U.S. Treasury Bonds      26      March 05           2,886          49,953
                                                                ------------
                                                                $  1,466,923
Short Positions:
   U.S. Treasury Bonds     (91)     March 05       $ (10,101)   $   (225,890)
                                                                ------------
                                                                $  1,241,033
                                                                ============

--------------------------------------------------------------------------------

Written Options During the six months ended December 31, 2004, the following option activity took place:

--------------------------------------------------------------------------------
                                              Number of          Issue Premium
                                            Put Contracts          Received
--------------------------------------------------------------------------------
Asset Allocation
Balance as of June 30, 2004                       11             $    163,294
Purchased at Cost                                  0                        0
Closed                                           (11)                (163,294)
                                            ------------------------------------
Balance as of December 31, 2004                    0             $          0
                                            ====================================

--------------------------------------------------------------------------------

Pending Forwards The following foreign currency contracts were open at December 31, 2004.

--------------------------------------------------------------------------------
                                                                   Unrealized
Settlement Date        Contracts to Deliver    In Exchange For     Gain (Loss)
--------------------------------------------------------------------------------
Fixed Income Fund
February 8, 2005       EUR       27,159,991    USD    36,777,923   (2,242,423)
February 8, 2005       USD       24,672,349    EUR    18,220.190      649,838
                                                                  --------------
                                                                   (1,592,585)
                                                                  --------------

--------------------------------------------------------------------------------

EUR = Euro
USD = United States Dollar

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Notes to Financial Statements December 31, 2004 (unaudited)

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the State Street Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of December 31, 2004, is as follows:

--------------------------------------------------------------------------------
                                           Cash        Non-Cash       Total
--------------------------------------------------------------------------------
International Growth                   $  5,832,727           --   $  5,832,727
International Value                     170,165,570           --    170,165,570
Small Cap Growth                         28,041,453           --     28,041,453
Mid Cap Growth                           16,803,937           --     16,803,937
Large Cap Growth                         19,064,497           --     19,064,497
Value                                     6,511,263           --      6,511,263
Asset Allocation                         24,576,049   $3,074,990     27,651,039
Fixed Income                             91,738,575      613,200     92,351,775
--------------------------------------------------------------------------------

Additional Information

Federal Income Tax Information

The funds have designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2004, the funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you received in January 2005 shows the tax status of all distributions paid to your account in calendar year 2004.

The funds which declared and paid a long-term capital gain distribution in fiscal year 2005 (International Value, Value, Asset Allocation and Fixed Income) hereby designate the following amounts as long-term capital gains distributions:

--------------------------------------------------------------------------------
                                                                     Long-Term
                                                                   Capital Gains
--------------------------------------------------------------------------------
International Value                                                  $20,226,268
Value                                                                 18,446,314
Asset Allocation                                                       3,119,590
Fixed Income                                                           3,565,398
--------------------------------------------------------------------------------

Shareholder Actions

On October 15, 2004, the majority shareholders of the Preferred International Growth Fund approved by written consent Subadviser Agreement between Caterpillar Investment Management Ltd. and McKinley Capital Management, Inc. with respect to the Preferred International Growth Fund end effective October 15, 2004.

Availability of Quarterly Portfolio Schedule

Each fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Shareholders can review each Form N-Q on the Commission's website at http://www.sec.gov. Each Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each Fund's portfolio holdings, view the Fund's most recent monthly holdings report on Preferred Group's website at http://www.preferredgroup.com/Funds.

Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to its portfolio securities is available, without charge and upon request, by calling 1-800-662-4769, or by visiting the Commission's website at http://www.sec.gov.

Proxy Voting Record

Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30, 2004 is available, without charge and upon request, by calling 1-800-662-4769 and by visiting the Commission's website at http://www.sec.gov.

                                                          www.PreferredGroup.com

Officers and Trustees

      Gary M. Anna...................................................... Trustee
      William F. Bahl................................................... Trustee
      Kevin E. Colgan................................................... Trustee
      Dixie L. Mills.................................................... Trustee
      David L. Bomberger.............................................. President
      Fred L. Kaufman.............................. Vice President and Treasurer
      Sean X. McKessy........................ Clerk and Chief Compliance Officer

Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Custodian

      State Street Bank & Trust Co.
      1776 Heritage Drive
      North Quincy, MA 02171

Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      2000 Crown Colony Dr., 4th Floor
      North Quincy, MA 02169

Legal Counsel

      Ropes & Gray LLP
      One International Place
      Boston, MA 02110-2624

                                    [LOGO](R)
                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS
                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                 (C)2005 Caterpillar Securities Inc. o 0022-1013



                  [LOGO](R)                                  ===================
             THE PREFERRED GROUP                                  PRESORTED
               OF MUTUAL FUNDS                                     STANDARD
                                                              U.S. POSTAGE PAID
                P.O. Box 8320                                    WHEELING, IL
            Boston, MA 02266-8320                               PERMIT NO. 281
                                                             ===================
           www.PreferredGroup.com

 Distributed by Caterpillar Securities Inc.

Item 2

Not Applicable

Item 3

Not Applicable

Item 4

Not Applicable

Item 5

Not Applicable

Item 6

Not Applicable

Item 7

Not Applicable

Item 8

Not Applicable

Item 9

Not Applicable

Item 10

Not Applicable

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

By: /s/ David L. Bomberger
--------------------------
David L. Bomberger
President
March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant, and in the capacities and on the dates indicated.

By:  /s/ David L. Bomberger
---------------------------
David L. Bomberger
President (Principal Executive Officer)
March 7, 2005


By:  /s/ Fred L. Kaufman
------------------------
Fred L. Kaufman
Vice President & Treasurer (Principal Financial Officer)
March 7, 2005